                     METLIFE VARIABLE SURVIVORSHIP LIFE II
                            MAY 1, 2006 PROSPECTUS
        LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                           ISSUED TO INDIVIDUALS BY:
METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL FOR VARIABLE
                                LIFE INSURANCE
                                      OR
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL II FOR
                            VARIABLE LIFE INSURANCE
This prospectus describes information you should know before you purchase MetLife Variable Survivorship Life II (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and Travelers Life and Annuity Company, respectively)*. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to the first page of your Policy for the name of your issuing company. The issuing company is referred to in this prospectus as the Company. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference. You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. The following Investment Options are available for Policies purchased on or after May 1, 2006:
AMERICAN FUNDS INSURANCE SERIES (Class 2)
 American Funds Global Growth Fund
 American Funds Growth Fund
 American Funds Growth-Income Fund
DREYFUS VARIABLE INVESTMENT FUND (Initial Shares)
 Dreyfus Variable Investment Fund Appreciation Portfolio
 Dreyfus Variable Investment Fund Developing Leaders Portfolio/+/
DWS INVESTMENTS VIT FUNDS (Class A) /+/
 DWS Small Cap Index VIP /+/
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ( Class 2)
 Templeton Developing Markets Securities Fund
 Templeton Foreign Securities Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST
 Goldman Sachs Capital Growth Fund
JANUS ASPEN SERIES -- (Service Shares)
 Mid Cap Growth Portfolio
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II/+/
 Legg Mason Partners Variable Equity Index Portfolio -- Class I/+/
 Legg Mason Partners Variable Fundamental Value Portfolio/+/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC. /+/
 Legg Mason Partners Variable Aggressive Growth Portfolio/+/
 Legg Mason Partners Variable High Income Portfolio/+/
 Legg Mason Partners Variable Large Cap Growth Portfolio/+/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV/+/
 Legg Mason Partners Variable Multiple Discipline Portfolio -- All Cap Growth
   and Value/+/
 Legg Mason Partners Variable Multiple Discipline Portfolio -- Balanced All Cap
   Growth and Value/+/
MET INVESTORS SERIES TRUST
 Janus Capital Appreciation Portfolio -- Class A/+/
 Legg Mason Partners Managed Assets Portfolio -- Class A/+/
 Lord Abbett Bond Debenture Portfolio -- Class A/+/
 Lord Abbett Growth and Income Portfolio -- Class B/+/
 Met/AIM Capital Appreciation Portfolio -- Class A/+/
 Met/AIM Small Cap Growth Portfolio -- Class A/+/
 MFS(R) Value Portfolio -- Class A/+/
 Neuberger Berman Real Estate Portfolio -- Class A/+/
 Pioneer Fund Portfolio -- Class A/+/
 Pioneer Strategic Income Portfolio -- Class A/+/
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio -- Class D/+/
 BlackRock Money Market Portfolio -- Class A/+/
 FI Large Cap Portfolio -- Class A/+/
 FI Value Leaders Portfolio -- Class D/+/
 MetLife Conservative Allocation Portfolio -- Class B/+/
 MetLife Conservative to Moderate Allocation Portfolio -- Class B/+/
 MetLife Moderate Allocation Portfolio -- Class B
 MetLife Moderate to Aggressive Allocation Portfolio -- Class B/+/
 MetLife Aggressive Allocation Portfolio -- Class B/+/
 MFS Total Return Portfolio -- Class F/+/
 T. Rowe Price Large Cap Growth Portfolio -- Class B/+/
 Western Asset Management U.S. Government Portfolio -- Class A/+/
PIMCO VARIABLE INSURANCE TRUST -(Administrative Class)
 Real Return Portfolio
 Total Return Portfolio
PIONEER VARIABLE CONTRACTS TRUST (Class II)
 Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- Class IB
 Putnam VT Small Cap Value Fund
THE MERGER FUND VL
 The Merger Fund VL
VAN KAMPEN LIFE INVESTMENT TRUST (Class II)
 Comstock Portfolio
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio
 Total Stock Market Index Portfolio
VARIABLE INSURANCE PRODUCTS FUND
 VIP Contrafund(R) Portfolio -- Service Class
 VIP Mid Cap Portfolio -- Service Class 2
--------
 + This Variable Funding Option has been subject to a merger, substitution or name change. Please see "The Funds" for more information.
 * THE TRAVELERS INSURANCE COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE INSURANCE COMPANY OF CONNECTICUT. THE TRAVELERS LIFE AND ANNUITY COMPANY HAS FILED FOR APPROVAL TO CHANGE ITS NAME TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT. THE CHANGE WILL BE EFFECTIVE MAY 1, 2006 PENDING REGULATORY APPROVAL. YOU WILL RECEIVE A POLICY ENDORSEMENT NOTIFYING YOU OF THE NAME CHANGE ONCE IT HAS OCCURRED.
To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street 3CP, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                               TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS.............................  3
 Policy Summary............................................................  3
 Principal Policy Benefits.................................................  3
 Principal Policy Risks....................................................  5
 Fund Company Risks........................................................  6
FEE TABLES.................................................................  7
 Transaction Fees..........................................................  7
 Periodic Charges other than Fund Operating Expenses.......................  8
 Charges for Optional Riders...............................................  9
 Fund Charges and Expenses................................................. 12
DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS AND FUNDS.................. 18
 The Insurance Companies................................................... 18
 The Separate Accounts and Their Investment Options........................ 18
 The Funds................................................................. 19
 Voting Rights............................................................. 24
 Conflicts of Interest..................................................... 24
 The Fixed Account......................................................... 25
POLICY CHARGES AND DEDUCTIONS.............................................. 25
 Charges Against Premium................................................... 25
 Charges Against Cash Value................................................ 26
 Charges Against the Separate Account...................................... 27
 Fund Charges.............................................................. 27
 Modification, Reserved Rights, and Other Charges.......................... 28
POLICY DESCRIPTION......................................................... 28
 Applying for a Policy..................................................... 28
 When Coverage Begins...................................................... 29
 Right to Cancel (free look period)........................................ 29
 Tax Free 'Section 1035' Exchanges......................................... 29
 Ownership/Policy Rights................................................... 29
PREMIUMS................................................................... 31
 Amount, Frequency and Duration of Premium Payments........................ 31
 Allocation of Premium Payments............................................ 32
VALUES UNDER YOUR POLICY................................................... 32
 Cash Value................................................................ 32
 Investment Option Valuation............................................... 32
 Fixed Account Valuation................................................... 33
 Loan Account Valuation.................................................... 33
TRANSFERS.................................................................. 34
 Transfers of Cash Value................................................... 34
 Transfer of Cash Value from the Fixed Account to the Investment Options... 35
 Transfer of Cash Value from the Investment Options to the Fixed Account... 36
 Telephone Transfers....................................................... 36
 Dollar-Cost Averaging (DCA Program)....................................... 36
 Portfolio Rebalancing..................................................... 36

DEATH BENEFIT..............................................................  36
 Death Benefit Examples....................................................  37
 Changing the Death Benefit Option.........................................  38
 Paying the Death Benefit and Payment Options..............................  38
BENEFITS AT MATURITY.......................................................  39
OTHER BENEFITS.............................................................  39
 Exchange Option...........................................................  39
 Riders....................................................................  39
POLICY SURRENDERS..........................................................  41
 Full Surrender............................................................  41
 Partial Surrender.........................................................  42
POLICY LOANS...............................................................  42
 Loan Conditions...........................................................  42
 Effects of Loans..........................................................  43
LAPSE AND REINSTATEMENT....................................................  43
 Lapse.....................................................................  43
 Grace Period..............................................................  43
 Lapse Protection Guarantee Rider..........................................  44
 Reinstatement.............................................................  44
FEDERAL TAX CONSIDERATIONS.................................................  44
 Potential Benefits of Life Insurance......................................  45
 Tax Status of the Policy..................................................  45
 Tax Treatment of Policy Benefits..........................................  46
OTHER TAX CONSIDERATIONS...................................................  48
 Insurable Interest........................................................  48
 The Company's Income Taxes................................................  48
 Alternative Minimum Tax...................................................  49
DISTRIBUTION & COMPENSATION................................................  49
 Distribution..............................................................  49
 Compensation..............................................................  49
OTHER POLICY INFORMATION...................................................  51
 Payment and Suspension of Valuation.......................................  51
 Policy Statements.........................................................  51
 Limits on Right to Contest and Suicide Exclusion..........................  52
 Misstatement as to Sex and Age............................................  52
 Policy Changes............................................................  52
 Emergency Procedure.......................................................  52
 Restrictions on Financial Transactions....................................  53
LEGAL PROCEEDINGS..........................................................  53
FINANCIAL STATEMENT........................................................  53
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS.............. A-1
APPENDIX B: HYPOTHETICAL ILLUSTRATIONS..................................... B-1

                SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on two individuals (the Insureds) and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Last Surviving Insured (last Insured). Premium Payments are flexible in both frequency and amount.

                                POLICY SUMMARY

MetLife Variable Survivorship Life II is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                           PRINCIPAL POLICY BENEFITS

   .   Death Benefit

       We will pay your Beneficiary a Death Benefit after the death of the last Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the two Insureds. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

       In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

       .   OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of
           (i) the Stated Amount or (ii) the Minimum Amount Insured.

       . OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or
           (ii) the Minimum Amount Insured.

       The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

   .   Policy Surrenders (Withdrawals)

       You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

   .   Policy Loans

       You may borrow against your Policy using your Policy as collateral.

   .   The Investment Options and the Corresponding Funds

       You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

   .   The Fixed Account

       You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

   .   Flexible Premium Payments

       After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

   .   Payment Options

       You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

   .   Tax-Free Death Benefit

       Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

   .   Right to Cancel Period

       We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
       (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

   .   Dollar-Cost Averaging

       Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

   .   Portfolio Rebalancing

       This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

   .   Exchange Option

       During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

   .   Riders (Supplemental Insurance Benefits)

       You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

   .   Personalized Illustrations

       You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                            PRINCIPAL POLICY RISKS

   .   Poor Fund Performance (Investment Risk)

       The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your premium payments as illustrated. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

   .   Tax Risks

       We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

   .   Policy Lapse

       There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

   .   Policy Withdrawal Limitations

       Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

   .   Effects of Policy Loans

       A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

   .   Credit Risk

       The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

   .   Increase in Current Fees and Expenses

       Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

   .   Policy is not Suited for Short-Term Investment

       We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                              FUND COMPANY RISKS

   . A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus

   . Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund

       A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

       There is no assurance that any of the Funds will achieve their stated investment objective.

                                  FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insureds' characteristics, such as age or rating classification, the charge for Sample Insureds.

                               TRANSACTION FEES

         CHARGE           WHEN WE DEDUCT THE CHARGE                AMOUNT DEDUCTED/(1)/
------------------------  ------------------------- ------------------------------------------------------
Front-End Sales Charge    Upon receipt of each      Current Charge:           2.50% of each Premium Payment
                          Premium Payment           -------------------------------------------------------
                                                    GUARANTEED CHARGE:        2.50% OF EACH PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------
Premium Tax Charge        Upon receipt of each      Current Charge:           2.25% of each Premium Payment
(waived in Puerto Rico)   Premium Payment           -------------------------------------------------------
                                                    GUARANTEED CHARGE:        2.25% OF EACH PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------

Federal Deferred          Upon receipt of each      Current Charge:           1.25% of each Premium Payment
Acquisition Cost          Premium Payment           -------------------------------------------------------
Charge                                              GUARANTEED CHARGE:        1.25% OF EACH PREMIUM PAYMENT
-----------------------------------------------------------------------------------------------------------

Administrative Expense                              Current Charge:           $20 Monthly
Charge                                              -------------------------------------------------------
$100,000 -- $749,999                                GUARANTEED CHARGE:        $20 MONTHLY
-----------------------------------------------------------------------------------------------------------

Administrative Expense                              Current Charge:           $0 Monthly
Charge                                              -------------------------------------------------------
$750,000 +                                          GUARANTEED CHARGE:        $0 MONTHLY
-----------------------------------------------------------------------------------------------------------
Surrender Charge          When you fully or         Current Charge:           Rates per $1000 of
(decreases over a 15      partially surrender your                            Stated Amount for First
year period)              Policy within the first                             Year of Coverage:
                          fifteen (15) Policy                                 Minimum: $11.05/(2)/
                          Years and for the first                             Maximum: $42.20/(3)/
                          fifteen (15) Policy
                          Years after an increase
                          in Stated Amount
                                                    -------------------------------------------------------
                                                    GUARANTEED CHARGE:        RATES PER $1000 OF
                                                                              STATED AMOUNT FOR FIRST
                                                                              YEAR OF COVERAGE:
                                                                              MINIMUM: $11.05/(2)/
                                                                              MAXIMUM: $42.20/(3)/
                                                    -------------------------------------------------------
                                                    Sample Charge for a       Rates per $1000 of
                                                    55-year-old male and a    Stated Amount for First
                                                    55-year-old female both   Year of Coverage:
                                                    preferred non-smoker,     Current: $25.23
                                                    with death benefit        Guaranteed: $25.23
                                                    option 1 and a
                                                    $4,200,000 face amount:
-----------------------------------------------------------------------------------------------------------
Decrease of Stated        When a decrease in        Current Charge:           Rates per $1000 of
Amount (decreases over a  Stated Amount is                                    Decrease in Stated
15 year period)           requested and a full                                Amount for the First
                          surrender penalty is                                Year of Coverage:
                          applicable.                                         Minimum: $11.05/(2)/
                                                                              Maximum: $42.20/(3)/
                                                    -------------------------------------------------------
                                                    GUARANTEED CHARGE:        RATES PER $1000 OF
                                                                              DECREASE IN AMOUNT FOR
                                                                              FIRST YEAR OF COVERAGE:
                                                                              MINIMUM: $11.05/(2)/
                                                                              MAXIMUM: $42.20/(3)/
                                                    -------------------------------------------------------
                                                    Sample Charge for a       Rates per $1000 of
                                                    55-year-old male and a    Stated Amount for First
                                                    55-year-old female both   Year of Coverage:
                                                    preferred non-smoker,     Current: $25.23
                                                    with death benefit        Guaranteed: $25.23
                                                    option 1 and a
                                                    $4,200,000 face amount:
-----------------------------------------------------------------------------------------------------------

--------
 (1)Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.
 (2)Sample charge for two 20-year old females both preferred nonsmokers.
 (3)Sample charge for two 85-year old females both smokers at Table 10.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------- ------------------------- ---------------------------------------------------
Cost of Insurance Charge  Monthly on the Deduction  Current Charge:            Rates per $1000 of Net
(COI/1/)                  Day                                                  Amount At Risk for the
                                                                               First Year of Coverage:
                                                                               Minimum: $0.00004/(2)/
                                                                               Maximum: $6.187 /(3)/
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         RATES PER $1000 OF NET
                                                                               AMOUNT AT RISK FOR FIRST
                                                                               YEAR OF COVERAGE:
                                                                               MINIMUM: $0.00008/(2)/
                                                                               MAXIMUM: $83.33333/(3)/
                                                    -----------------------------------------------------
                                                    Sample Charge for a        Rates per $1000 of Net
                                                    55-year-old male and a     Amount At Risk for First
                                                    55-year-old female both    Year of Coverage:
                                                    preferred non-smoker,      Current: $0.002491
                                                    with death benefit         Guaranteed: $0.004357
                                                    option 1 and a
                                                    $4,200,000 face amount:
---------------------------------------------------------------------------------------------------------
Policy Administrative     Monthly from Cash Value   Current Charge:            Monthly Rate per $1000
Expense Charges (2 parts) for the first six (6)                                of Initial Stated Amount
                          Policy Years and the                                 for the first six (6)
                          first 6 years following                              years of coverage and
                          an increase in Stated                                for the six (6) years
                          Amount on the Deduction                              following an increase in
                          Date                                                 Stated Amount:
                                                                               Minimum: $0.01/(4)/
                                                                               Maximum: $0.03/(5)/
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         MONTHLY RATE PER $1000
                                                                               OF INITIAL STATED AMOUNT
                                                                               FOR THE FIRST SIX (6)
                                                                               YEARS OF COVERAGE AND
                                                                               FOR THE SIX (6) YEARS
                                                                               FOLLOWING AN INCREASE IN
                                                                               STATED AMOUNT:
                                                                               MINIMUM: $0.01/(4)/
                                                                               MAXIMUM: $0.03/(5)/
                                                    -----------------------------------------------------
                                                    Sample Charge for a        Monthly Rate per $1000
                                                    55-year-old male and a     of Initial Stated Amount
                                                    55-year-old female both    for the first six (6)
                                                    preferred non-smoker,      years of coverage and
                                                    with death benefit         for the six (6) years
                                                    option 1 and a             following an increase in
                                                    $4,200,000 face amount:    Stated Amount:
                                                                               Current: $0.03
                                                                               Guaranteed: $0.03
---------------------------------------------------------------------------------------------------------

                          Monthly until maturity    Current Charge:            $20.00 charge per month
                          whenever stated amount                               until Maturity for
                          is less than $750,000                                Stated Amounts less than
                                                                               $750,000.
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         SAME AS CURRENT.
---------------------------------------------------------------------------------------------------------

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------  ------------------------- ---------------------------------------------------
Mortality and Expense     Daily from the unloaned   Current Charge:            0.80% on an annual basis
Risk (M&E) Charge/(6)/    portion of the Cash Value                            of the amounts in the
                                                                               Investment Options for
                                                                               the first fifteen (15)
                                                                               Policy Years and 0.35%
                                                                               thereafter
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         SAME AS CURRENT.
---------------------------------------------------------------------------------------------------------
Separate Account Expense  Daily from the unloaned   Current Charge:            0.10% on an annual basis
Charge                    portion of Cash Value                                of the amounts in the
                                                                               Investment Options for
                                                                               the fifteen (15) Policy
                                                                               Years and 0.00%
                                                                               thereafter
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         SAME AS CURRENT
---------------------------------------------------------------------------------------------------------
Policy Loan Cost/(7)/     Monthly from the Loan     Current Charge:            2.00% on an annual basis
                          Account                                              on the amount loaned for
                                                                               Policy Years 1-15 and
                                                                               0.00% on the amount
                                                                               loaned for Policy Years
                                                                               16 and later
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         SAME AS CURRENT
                                                    -----------------------------------------------------

--------
 (1)The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Generally, this charge increases after the first year. The cost-of-insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
 (2)Sample charge for two 20-year old females both preferred nonsmokers.
 (3)Sample charge for two 85-year old females both smokers at Table 10.
 (4)Sample charge for an insured combination where the younger insured's issue age is less than 42 years old regardless of sex, risk class or underwriting.
 (5)Sample charge for any insured combination where the younger insured's issue age is between 52-85 years old (inclusive) regardless of sex, risk class or underwriting.
 (6)We are waiving 0.15% of the Mortality and Expense Risk Charge for the Investment Option investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc.
 (7)The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                          CHARGES FOR OPTIONAL RIDERS

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------  ------------------------- ---------------------------------------------------
Annual Renewable Term     Monthly from the          Current Charge:            Monthly Rate per $1000
Rider (Minimum face       unloaned portion of the                              of Term Rider Amount for
amount of $50,000.        Cash Value on the                                    the First Year of
Maximum limits are 25%    Deduction Date                                       Coverage:
of the base face amount.                                                       Minimum: $0.0467/(1)/
Rider face amount is                                                           Maximum: $3.9410/(2)/
subject to a $200,000
base face minimum).
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         MONTHLY RATE PER $1000
                                                                               OF TERM RIDER AMOUNT FOR
                                                                               THE FIRST YEAR OF
                                                                               COVERAGE:
                                                                               MINIMUM: $0.0467/(1)/
                                                                               MAXIMUM: $3.9410/(2)/
                                                    -----------------------------------------------------
                                                    Sample Charge for a        Monthly Rate per $1000
                                                    50-year-old male           of Term Rider Amount for
                                                    preferred nonsmoker with   the First Year of
                                                    a $1,000,000 stated        Coverage:
                                                    amount                     Current: $0.1166
                                                                               Guaranteed: $0.1166
---------------------------------------------------------------------------------------------------------
Coverage Extension Rider  Not applicable            Current Charge:            No Charge
                                                    -----------------------------------------------------
                                                    GUARANTEED CHARGE:         NO CHARGE
---------------------------------------------------------------------------------------------------------

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------- ------------------------- --------------------------------------------------
Estate Protection Rider   Monthly from the          Current Charge:           Monthly Rate per $1000
                          unloaned portion of the                             of Rider Amount for the
                          Cash Value on the                                   First Year of Coverage:
                          Deduction Date for the                              Minimum: $0.00014/(3)/
                          first four (4) Policy                               Maximum: $1.07993/(4)/
                          Years.
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1000
                                                                              OF RIDER AMOUNT FOR THE
                                                                              FIRST YEAR OF COVERAGE:
                                                                              MINIMUM: $0.00014/(3)/
                                                                              MAXIMUM: $1.07993/(4)/
                                                    ---------------------------------------------------
                                                    Sample Charge for a       Monthly Rate per $1000
                                                    55-year-old male and a    of Rider Amount for the
                                                    55-year-old female both   First Year of Coverage:
                                                    preferred non-smoker,     Minimum: $0.00436
                                                    with death benefit        Maximum: $0.00436
                                                    option 1 and a
                                                    $4,200,000 face amount:
-------------------------------------------------------------------------------------------------------
Estate Tax Repeal Rider   Monthly from the          Current Charge:           $25 monthly for the
                          unloaned portion of the                             first year
                          Cash Value on the
                          Deduction Date for the
                          first Policy Year.
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        $25 MONTHLY FOR THE
                                                                              FIRST YEAR
-------------------------------------------------------------------------------------------------------
Full Surrender Charge     Monthly from the          Current Charge:           $2 monthly for the first
Waiver Rider              unloaned portion of the                             five years
                          Cash Value on the
                          Deduction Date
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        $2 MONTHLY FOR THE FIRST
                                                                              FIVE YEARS
-------------------------------------------------------------------------------------------------------
Maturity Extension Rider  Not applicable            Current Charge:           No Charge
(available only if both
Insureds' Issue Age is
between 81-85)
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        NO CHARGE
-------------------------------------------------------------------------------------------------------
Lapse Protection          Not applicable            Current Charge:           No Charge
Guarantee Rider (10 year)
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        NO CHARGE
-------------------------------------------------------------------------------------------------------
Lapse Protection          Monthly from the          Current Charge:           Monthly Rate per $1000
Guarantee Rider (20 year) unloaned portion of the                             of Initial Stated Amount:
                          Cash Value on the                                   Minimum: $0.204/(7)/
                          Deduction Date until the                            Maximum: $0.204/(12)/
                          earliest of the first
                          twenty (20) Policy Years
                          or the Maturity
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1000
                                                                              OF INITIAL STATED AMOUNT:
                                                                              MINIMUM: $0.0110/(7)/
                                                                              MAXIMUM: $0.0900/(12)/
                                                    ---------------------------------------------------
                                                    Sample Charge for a       Monthly Rate per $1000
                                                    50-year-old male and a    of Initial Stated Amount:
                                                    50-year-old female both   Minimum: $0.204
                                                    preferred non-smoker,     Maximum: $0.0204
                                                    with death benefit
                                                    option 1 and a
                                                    $4,200,000 face amount:
-------------------------------------------------------------------------------------------------------
Policy Split Option Rider Not applicable            Current Charge:           No Charge
(for Policies issued by
TLAC)
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        NO CHARGE
-------------------------------------------------------------------------------------------------------

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------- ------------------------- ---------------------------------------------------
Policy Split Option Rider Monthly from the          Current Charge:           Monthly Rate per $1000
(for Policies issued by   unloaned portion of the                             of Initial Stated Amount:
TIC)                      Cash Value on the                                   Minimum: $0.0100/(5)/
                          Deduction Date                                      Maximum: $0.0500/(6)/
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1000
                                                                              OF INITIAL STATED AMOUNT:
                                                                              MINIMUM: $0.0100/(5)/
                                                                              MAXIMUM: $0.0500/(6)/
                                                    ---------------------------------------------------
                                                    Sample Charge for a       Monthly Rate per $1000
                                                    50-year-old male and a    of Initial Stated Amount:
                                                    50-year-old female both   Current: $0.0200
                                                    preferred non-smoker,     Guaranteed: $0.0200
                                                    with death benefit
                                                    option 1 and a
                                                    $4,200,000 face amount:
-------------------------------------------------------------------------------------------------------
Policy Split Option Plus  Monthly from the          Current Charge:           Monthly Rate per $1000
                          unloaned portion of the                             of Initial Stated Amount:
                          Cash Value on the                                   Minimum: $0.0020/(7)/
                          Deduction Date                                      Maximum: $0.2500/(8)/
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1000
                                                                              OF INITIAL STATED AMOUNT:
                                                                              MINIMUM: $0.0200/(7)/
                                                                              MAXIMUM: $0.2500/(8)/
                                                    ---------------------------------------------------
                                                    Sample Charge for a       Monthly Rate per $1000
                                                    55-year-old male and a    of Initial Stated Amount:
                                                    55-year-old female both   Current: $0.12
                                                    preferred non-smoker,     Guaranteed: $0.12
                                                    with death benefit
                                                    option 1 and a
                                                    $4,200,000 face amount:
-------------------------------------------------------------------------------------------------------
Return of Premium Rider*  Monthly from the          Current Charge:           Monthly Rate per $1,000
                          unloaned portion of the                             of Net Amount At Risk
                          Cash Value on the                                   for the First Year of
                          Deduction Date                                      Coverage:
                                                                              Minimum: 0.00004/(3)/
                                                                              Maximum: 6.18671/(10)/
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1,000
                                                                              OF NET AMOUNT AT RISK
                                                                              FOR THE FIRST YEAR OF
                                                                              COVERAGE:
                                                                              MINIMUM: 0.00008/(3)/
                                                                              Maximum: 83.33333/(10)/
                                                    ---------------------------------------------------
                                                    Sample Charge for a       Monthly Rate per $1,000
                                                    55-year-old male and a    of Net Amount At Risk
                                                    55-year old female both   for the First Year of
                                                    preferred non-smoker,     Coverage:
                                                    with death benefit        Current: $0.002491
                                                    option 1 and a            Guaranteed: $0.004357
                                                    $4,200,000 Stated Amount:
-------------------------------------------------------------------------------------------------------
Scheduled Increase        Monthly from the          Current Charge:           Monthly Rate per $1000
Option Rider*             unloaned portion of the                             of Net Amount At Risk
                          Cash Value on the                                   for the First Year of
                          Deduction Date.                                     Coverage:
                                                                              Minimum: $0.00004/(3)/
                                                                              Maximum: $6.18671/(10)/
                                                    ---------------------------------------------------
                                                    GUARANTEED CHARGE:        MONTHLY RATE PER $1000
                                                                              OF NET AMOUNT AT RISK
                                                                              FOR THE FIRST YEAR OF
                                                                              COVERAGE:
                                                                              MINIMUM: $0.00008/(3)/
                                                                              MAXIMUM: $83.33333/(10)/
-------------------------------------------------------------------------------------------------------

         CHARGE           WHEN WE DEDUCT THE CHARGE                  AMOUNT DEDUCTED
------------------------  ------------------------- ---------------------------------------------------
                                                    Sample Charge for a        Monthly Rate per $1000
                                                    50-year-old male and a     of Net Amount At Risk
                                                    50-year-old female both    for the First Year of
                                                    preferred non-smoker,      Coverage:
                                                    with death benefit         Current: $0.000854
                                                    option 1 and a             Guaranteed: $0.001855
                                                    $4,200,000 face amount:
---------------------------------------------------------------------------------------------------------

--------
 (1)Sample charge for a 20-year old female nonsmoker.
 (2)Sample charge for a 65-year old male smoker Table 10.
 (3)Sample charge for two 20- year old females both preferred nonsmoker.
 (4)Sample charge for two 70-year old males both Table 4 smokers.
 (5)Sample charge for an insured combination where the younger insured's issue age is less than 44 years old regardless of sex, risk, or underwriting combination.
 (6)Sample charge for an insured combination where the younger insured's issue age is between 62-75 years old (inclusive) regardless of sex, risk, or underwriting combination.
 (7)Sample charge of an insured combination where the younger insured's age is less than 34 years old regardless of sex, risk, or underwriting combination.
 (8)Sample charge for an insured combination where the younger insured's issue age is between 65-75 years old (inclusive) regardless of sex, risk, or underwriting combination.
 (9)Sample charge for two 85-year old males both Table 10 smokers.
(10)Sample charge for two 85-year old females both smokers at Table 10.
(11)Sample charge for an insured combination where the younger insured's issue age is between 75-85 years old (inclusive) regardless of sex, risk, or underwriting.
(12)Sample charge for an Insured combination where the younger Insured's issue age is less than 46 years old regardless of sex, risk, or underwriting combination.
 * There is no charge for the Rider itself, however there is an additional COI cost resulting from the Rider's application.

                           FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2005. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2005, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM MAXIMUM
                                                                         ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees,
distribution and/or service fees (12b-1) fees, and other expenses)......  0.16%   6.41%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                                                                      NET TOTAL
                                                                                                        ANNUAL
                                                                                                      OPERATING
                                                                                                       EXPENSES
                                                                                                      INCLUDING
                                     DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL      NET
                                        AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL   EXPENSES OF
                         MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING   UNDERLYING
FUND                        FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES** PORTFOLIOS**
----                     ---------- --------------- -------- ------------ --------------- ---------- ------------
AMERICAN FUNDS
INSURANCE SERIES
  American Funds
   Global Growth
   Fund -- Class 2*.....   0.58%         0.25%       0.04%      0.87%           --        0.87%
  American Funds
   Growth Fund --
   Class 2*.............   0.33%         0.25%       0.02%      0.60%           --        0.60%
  American Funds
   Growth-Income
   Fund -- Class 2*.....   0.28%         0.25%       0.01%      0.54%           --        0.54%
CREDIT SUISSE TRUST
  Credit Suisse Trust
   Emerging Markets
   Portfolio+...........   1.25%          --         0.44%      1.69%           --        1.69%
DREYFUS VARIABLE
INVESTMENT FUND
  Dreyfus Variable
   Investment Fund
   Appreciation
   Portfolio -- Initial
   Shares...............   0.75%          --         0.05%      0.80%           --        0.80%
  Dreyfus Variable
   Investment Fund
   Developing
   Leaders Portfolio --
   Initial Shares.......   0.75%          --         0.06%      0.81%           --        0.81%
DWS INVESTMENTS VIT
FUNDS
  DWS Small Cap
   Index VIP --
   Class A..............   0.35%          --         0.16%      0.51%           --        0.51%/(1)/
FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid
   Cap Growth
   Securities Fund --
   Class 2*+............   0.48%         0.25%       0.28%      1.01%          0.02%      0.99%/(2)/
  Templeton
   Developing
   Markets Securities
   Fund -- Class 2*.....   1.24%         0.25%       0.29%      1.78%           --        1.78%
  Templeton Foreign
   Securities Fund --
   Class 2*.............   0.65%         0.25%       0.17%      1.07%          0.05%      1.02%/(3)/
GOLDMAN SACHS
VARIABLE INSURANCE
TRUST
  Goldman Sachs
   Capital Growth
   Fund.................   0.75%         --          0.15%      0.90%           --        0.90%

                                                                                                      NET TOTAL
                                                                                                        ANNUAL
                                                                                                      OPERATING
                                                                                                       EXPENSES
                                                                                                      INCLUDING
                                     DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL      NET
                                        AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL   EXPENSES OF
                         MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING   UNDERLYING
FUND                        FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES** PORTFOLIOS**
----                     ---------- --------------- -------- ------------ --------------- ---------- ------------
JANUS ASPEN SERIES
  Global Technology
   Portfolio -- Service
   Shares*+.............   0.64%         0.25%       0.09%      0.98%           --        0.98%
  Mid Cap Growth
   Portfolio -- Service
   Shares*..............   0.64%         0.25%       0.03%      0.92%           --        0.92%
  Worldwide Growth
   Portfolio -- Service
   Shares*+.............   0.60%         0.25%       0.01%      0.86%           --        0.86%/(4)/
LAZARD RETIREMENT
SERIES, INC.
  Lazard Retirement
   Small Cap
   Portfolio*...........   0.75%         0.25%       0.22%      1.22%           --        1.22%
LEGG MASON PARTNERS
VARIABLE PORTFOLIOS II
  Legg Mason Partners
   Variable Equity
   Index Portfolio --
   Class I..............   0.31%          --         0.03%      0.34%           --        0.34%
  Legg Mason Partners
   Variable
   Fundamental Value
   Portfolio............   0.75%          --         0.03%      0.78%           --        0.78%
LEGG MASON PARTNERS
VARIABLE PORTFOLIOS III,
INC.
  Legg Mason Partners
   Variable Aggressive
   Growth
   Portfolio++..........   0.75%          --         0.02%      0.77%           --        0.77%/(5)/
  Legg Mason Partners
   Variable High
   Income
   Portfolio++..........   0.60%          --         0.06%      0.66%           --        0.66%
  Legg Mason Partners
   Variable
   International All
   Cap Growth
   Portfolio+++.........   0.85%          --         0.15%      1.00%           --        1.00%/(5)/
  Legg Mason Partners
   Variable Large Cap
   Growth
   Portfolio++..........   0.75%          --         0.04%      0.79%           --        0.79%/(5)/
  Legg Mason Partners
   Variable Large Cap
   Value Portfolio+++...   0.60%          --         0.05%      0.65%           --        0.65%
LEGG MASON PARTNERS
VARIABLE PORTFOLIOS IV
  Legg Mason Partners
   Variable Multiple
   Discipline Portfolio
   -- All Cap Growth
   and Value*...........   0.75%         0.25%       0.06%      1.06%           --        1.06%
  Legg Mason Partners
   Variable Multiple
   Discipline Portfolio
   -- Balanced All
   Cap Growth and
   Value*...............   0.75%         0.25%       0.06%      1.06%           --        1.06%

                                                                                                            NET TOTAL
                                                                                                              ANNUAL
                                                                                                            OPERATING
                                                                                                             EXPENSES
                                                                                                            INCLUDING
                                      DISTRIBUTION                         CONTRACTUAL FEE   NET TOTAL         NET
                                         AND/OR               TOTAL ANNUAL     WAIVER          ANNUAL      EXPENSES OF
                          MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING      UNDERLYING
FUND                         FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES**    PORTFOLIOS**
----                      ---------- --------------- -------- ------------ --------------- -------------- ---------------
MET INVESTORS SERIES
TRUST
  Janus Capital
   Appreciation
   Portfolio --
   Class A...............   0.65%          --         0.09%      0.74%           --        0.74%/(15)/
  Legg Mason Partners
   Managed Assets
   Portfolio --
   Class A...............   0.50%          --         0.09%      0.59%           --        0.59%/(15)/
  Lord Abbett Bond
   Debenture Portfolio
   -- Class A............   0.51%          --         0.05%      0.56%           --        0.56%
  Lord Abbett Growth
   and Income
   Portfolio -- Class
   B*....................   0.50%         0.25%       0.04%      0.79%           --        0.79%/(16)/
  Met/AIM Capital
   Appreciation
   Portfolio --
   Class A...............   0.76%          --         0.05%      0.81%           --        0.81%/(15)/
  Met/AIM Small Cap
   Growth Portfolio --
   Class A...............   0.90%          --         0.10%      1.00%           --        1.00%
  MFS(R) Value Portfolio
   -- Class A............   0.73%          --         0.24%      0.97%           --        0.97%/(15)/
  Neuberger Berman
   Real Estate
   Portfolio --
   Class A...............   0.67%          --         0.03%      0.70%           --        0.70%
  Pioneer Fund
   Portfolio --
   Class A...............   0.75%          --         0.28%      1.03%          0.03%      1.00%/(6)(15)/
  Pioneer Strategic
   Income Portfolio --
   Class A...............   0.73%          --         0.09%      0.82%           --        0.82%/(15)/
METROPOLITAN SERIES
FUND, INC.
  BlackRock Aggressive
   Growth Portfolio --
   Class D*..............   0.73%         0.10%       0.06%      0.89%           --        0.89%
  BlackRock Money
   Market Portfolio --
   Class A...............   0.35%          --         0.07%      0.42%          0.01%      0.41%/(7)/
  FI Large Cap Portfolio
   -- Class A............   0.80%          --         0.06%      0.86%           --        0.86%/(8)/
  FI Value Leaders
   Portfolio -- Class
   D*....................   0.66%         0.10%       0.07%      0.83%           --        0.83%
  MetLife Conservative
   Allocation Portfolio
   -- Class B*...........   0.10%         0.25%       0.95%      1.30%          0.95%      0.35%          0.98% /(9)(10)/
  MetLife Conservative
   to Moderate
   Allocation Portfolio
   -- Class B*...........   0.10%         0.25%       0.31%      0.66%          0.31%      0.35%          1.00%/(9)(10)/
  MetLife Moderate
   Allocation Portfolio
   -- Class B*...........   0.10%         0.25%       0.19%      0.54%          0.19%      0.35%          1.04%/(9)(10)/

                                                                                                         NET TOTAL
                                                                                                           ANNUAL
                                                                                                         OPERATING
                                                                                                          EXPENSES
                                                                                                         INCLUDING
                                      DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL        NET
                                         AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL     EXPENSES OF
                          MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
FUND                         FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES**   PORTFOLIOS**
----                      ---------- --------------- -------- ------------ --------------- ----------- --------------
  MetLife Moderate to
   Aggressive
   Allocation Portfolio
   -- Class B*...........   0.10%         0.25%       0.24%      0.59%          0.24%      0.35%       1.06%/(9)(10)/
  MetLife Aggressive
   Allocation Portfolio
   -- Class B*...........   0.10%         0.25%       1.66%      2.01%          1.66%      0.35%       1.07%/(9)(10)/
  MFS Total Return
   Portfolio -- Class
   F*....................   0.57%         0.20%       0.16%      0.93%           --        0.93%/(11)/
  T. Rowe Price Large
   Cap Growth
   Portfolio -- Class
   B*....................   0.60%         0.25%       0.12%      0.97%           --        0.97%/(12)/
  Western Asset
   Management U.S.
   Government
   Portfolio --
   Class A...............   0.54%          --         0.07%      0.61%           --        0.61%
PIMCO VARIABLE
INSURANCE TRUST
  Real Return Portfolio
   -- Administrative
   Class.................   0.25%          --         0.41%      0.66%           --        0.66%/(13)/
  Total Return Portfolio
   -- Administrative
   Class.................   0.25%          --         0.40%      0.65%           --        0.65%
PIONEER VARIABLE
CONTRACTS TRUST
  Pioneer Mid Cap
   Value VCT
   Portfolio -- Class
   II*...................   0.65%         0.25%       0.05%      0.95%           --        0.95%
PUTNAM VARIABLE TRUST
  Putnam VT Discovery
   Growth Fund --
   Class IB*+............   0.70%         0.25%       0.47%      1.42%           --        1.42%
  Putnam VT
   International Equity
   Fund -- Class
   IB*+..................   0.75%         0.25%       0.18%      1.18%           --        1.18%
  Putnam VT Small Cap
   Value Fund --
   Class IB*.............   0.76%         0.25%       0.08%      1.09%           --        1.09%
THE MERGER FUND VL
  The Merger Fund
   VL....................   1.25%          --         5.16%      6.41%          5.01%      1.40%/(14)/
VAN KAMPEN LIFE
INVESTMENT TRUST
  Comstock Portfolio
   Class II*.............   0.56%         0.25%       0.03%      0.84%           --        0.84%
  Emerging Growth
   Portfolio Class I+....   0.70%          --         0.07%      0.77%           --        0.77%
VANGUARD VARIABLE
INSURANCE FUND
  Mid-Cap Index
   Portfolio.............   0.19%          --         0.05%      0.24%           --        0.24%
  Total Stock Market
   Index Portfolio.......   0.13%          --         0.03%      0.16%           --        0.16%

                                                                                                      NET TOTAL
                                                                                                        ANNUAL
                                                                                                      OPERATING
                                                                                                       EXPENSES
                                                                                                      INCLUDING
                                     DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL      NET
                                        AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL   EXPENSES OF
                         MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING   UNDERLYING
FUND                        FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES** PORTFOLIOS**
----                     ---------- --------------- -------- ------------ --------------- ---------- ------------
VARIABLE INSURANCE
PRODUCTS FUND
  VIP Contrafund(R)
   Portfolio -- Service
   Class*...............   0.57%         0.10%       0.09%      0.76%           --          0.76%
  VIP Mid Cap Portfolio
   -- Service Class
   2*...................   0.57%         0.25%       0.12%      0.94%           --          0.94%

--------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
 ** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
 +  Closed to new investors.
 ++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.

NOTES
 (1)Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
 (2)The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC). While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.
 (3)The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).
 (4)Effective February 1, 2006, for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Portfolio's Statement of Additional Information.
 (5)The Management fees in the table has been restated to reflect a new fee schedule that became effective on November 1, 2005.
 (6)Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentage: 1.00%. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits.
 (7)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.
 (8)The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.
 (9)Our affiliate, MetLife Advisers, LLC (the "adviser"), has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%. This subsidy is subject to the Portfolio's obligation to repay the adviser in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class which was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.
(10)These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.
(11)The management fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.
(12)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.015% on the first $50 million of assets.
(13)Ratio of expenses to average net assets excluding interest expense is 0.65%.
(14)The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interest expense, to exceed the cap on expenses.
(15)Fees and expenses for this Portfolio are estimated for the year ending December 31, 2006.
(16)The management fee has been restated to reflect a new management fee schedule that became effective on January 1, 2006.

                DESCRIPTION OF THE COMPANIES, SEPARATE ACCOUNTS
                                   AND FUNDS
--------------------------------------------------------------------------------

                            THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

METLIFE INSURANCE COMPANY OF CONNECTICUT (FORMERLY, THE TRAVELERS INSURANCE COMPANY) is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103 3415.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT (FORMERLY, THE TRAVELERS LIFE AND ANNUITY COMPANY) is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103 3415.

The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

              THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate account. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund UL for Variable Life Insurance established on November 10, 1983, while MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund UL II for Variable Life Insurance established on October 17, 1995 ("Separate Account(s)"). Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

                                   THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

We select the Funds offered through this product based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affliates for providing certain administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's investment adviser or its distributor. In some cases, we have included Funds based on recommendations made by broker-dealer firms.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Cash Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy owners. We do not provide investment advice and do not recommend or endorse any particular Fund.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Cash Value, or both, at any time in our sole discretion.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of a Fund, or its affiliates, may compensate the Company and/or certain of our affiliates for administrative or other services relating to the Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. There percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others.

These percentages currently range up to .50%. Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies." The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company may benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or subadvised by Legg Mason affiliates.

We make certain payment to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.").

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

The current VARIABLE FUNDING OPTIONS are listed below, along with their investment advisers and any subadviser:

                                                          INVESTMENT                                 INVESTMENT
                 FUND                                     OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  --------------------------------------------- ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund --    Seeks capital appreciation through stocks.    Capital Research and Management
   Class 2                                                                             Company
 American Funds Growth Fund -- Class 2   Seeks capital appreciation through stocks.    Capital Research and Management
                                                                                       Company
 American Funds Growth-Income Fund --    Seeks both capital appreciation and income.   Capital Research and Management
   Class 2                                                                             Company
CREDIT SUISSE TRUST
 Credit Suisse Trust Emerging Markets    Seeks long-term growth of capital.            Credit Suisse Asset Management, LLC
   Portfolio+                                                                          Subadviser: Credit Suisse Asset
                                                                                       Management Limited (U.K.), (Australia)
DREYFUS VARIABLE INVESTMENT FUND
 Dreyfus Variable Investment Fund        Seeks long-term capital growth consistent     The Dreyfus Corporation Subadviser:
   Appreciation Portfolio -- Initial     with the preservation of capital, with growth Fayez Sarofim & Co.
   Shares                                of current income is a secondary objective.
 Dreyfus Variable Investment Fund        Seeks capital growth.                         The Dreyfus Corporation
   Developing Leaders Portfolio --
   Initial Shares
DWS INVESTMENTS VIT FUNDS
 DWS Small Cap Index VIP -- Class A      Seeks to replicate, as closely as possible,   Deutsche Asset Management Inc.
                                         before expenses, the performance of the       Subadviser: Northern Trust Investments,
                                         Russell 2000 Small Stock Index, which         N.A.
                                         emphasizes stocks of small U.S. companies.

                                                         INVESTMENT                                INVESTMENT
                 FUND                                    OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------  ------------------------------------------- --------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Small-Mid Cap Growth           Seeks long-term capital growth.             Franklin Advisers, Inc.
   Securities Fund -- Class 2+
 Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
   Securities Fund -- Class 2
 Templeton Foreign Securities Fund --    Seeks long-term capital growth.             Templeton Investment Counsel, LLC
   Class 2                                                                           Subadviser: Franklin Templeton
                                                                                     Investment Management Limited
GOLDMAN SACHS VARIABLE INSURANCE TRUST
 Goldman Sachs Capital Growth Fund       Seeks long-term growth of capital.          Goldman Sachs Asset Management, L.P.
JANUS ASPEN SERIES
 Global Technology Portfolio -- Service  Seeks long-term growth of capital.          Janus Capital Management, LLC
   Shares+
 Mid Cap Growth Portfolio -- Service     Seeks long-term growth of capital.          Janus Capital Management, LLC
   Shares
 Worldwide Growth Portfolio -- Service   Seeks long-term growth of capital in a      Janus Capital Management, LLC
   Shares+                               manner consistent with the preservation of
                                         capital.
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio   Seeks long-term capital appreciation.       Lazard Asset Management, LLC
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 II
 Legg Mason Partners Variable Equity     Investment results that, before expenses,   TIMCO Asset Management Inc.
   Index Portfolio -- Class I            correspond to the price and yield
                                         performance of the S&P 500 Index.
 Legg Mason Partners Variable            Long-term capital growth. Current income is Smith Barney Fund Management LLC
   Fundamental Value Portfolio           a secondary consideration.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 III, INC.
 Legg Mason Partners Variable            Seeks long-term capital appreciation        Smith Barney Fund Management LLC
   Aggressive Growth Portfolio
 Legg Mason Partners Variable High       Seeks high current income. Secondarily,     Smith Barney Fund Management LLC
   Income Portfolio                      seeks capital appreciation.
 Legg Mason Partners Variable            Seeks total return on assets from growth of Smith Barney Fund Management LLC
   International All Cap Growth          capital and income.
   Portfolio+*
 Legg Mason Partners Variable Large Cap  Seeks long-term growth of capital with      Smith Barney Fund Management LLC
   Growth Portfolio                      current income as a secondary objective.
 Legg Mason Partners Variable Large Cap  Seeks long-term growth of capital with      Smith Barney Fund Management LLC
   Value Portfolio+*                     current income as a secondary objective.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 IV
 Legg Mason Partners Variable Multiple   Seeks long-term growth of capital.          Smith Barney Fund Management LLC
   Discipline Portfolio -- All Cap
   Growth and Value
 Legg Mason Partners Variable Multiple   Seeks a balance between long-term growth of Smith Barney Fund Management LLC
   Discipline Portfolio -- Balanced All  capital and principal preservation.
   Cap Growth and Value
MET INVESTORS SERIES TRUST
 Janus Capital Appreciation Portfolio    Seeks capital appreciation.                 Met Investors Advisory LLC Subadviser:
   -- Class A                                                                        Janus Capital Management, LLC
 Legg Mason Partners Managed Assets      Seeks high total return.                    Met Investors Advisory LLC Subadviser:
   Portfolio -- Class A                                                              Legg Mason Capital Management, Inc.
 Lord Abbett Bond Debenture Portfolio    Seeks high current income and the           Met Investors Advisory LLC Subadviser:
   -- Class A                            opportunity for capital appreciation to     Lord, Abbett & Co. LLC
                                         produce a high total return.

                                                           INVESTMENT                                 INVESTMENT
                 FUND                                      OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- --------------------------------------
 Lord Abbett Growth and Income           Seeks growth of capital and current income     Met Investors Advisory LLC Subadviser:
   Portfolio -- Class B                  without excessive fluctuations in the market   Lord, Abbett & Co. LLC
                                         value.
 Met/AIM Capital Appreciation Portfolio  Seeks capital appreciation.                    Met Investors Advisory LLC Subadviser:
   -- Class A                                                                           AIM Capital Management, Inc.
 Met/AIM Small Cap Growth Portfolio --   Seeks long-term growth of capital.             Met Investors Advisory LLC Subadviser:
   Class A                                                                              AIM Capital Management, Inc.
 MFS(R) Value Portfolio -- Class A       Seeks capital appreciation and reasonable      Met Investors Advisory LLC Subadviser:
                                         income.                                        Massachusetts Financial Services
                                                                                        Company
 Neuberger Berman Real Estate Portfolio  Seeks to provide total return through          Met Investors Advisory LLC Subadviser:
   -- Class A                            investment in real estate securities,          Neuberger Berman Management, Inc.
                                         emphasizing both capital appreciation and
                                         current income
 Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital growth.    Met Investors Advisory LLC Subadviser:
                                                                                        Pioneer Investment Management, Inc.
 Pioneer Strategic Income Portfolio --   Seeks a high level of current income.          Met Investors Advisory LLC Subadviser:
   Class A                                                                              Pioneer Investment Management, Inc.
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio   Seeks maximum capital appreciation.            MetLife Advisers, LLC Subadviser:
   -- Class D                                                                           BlackRock Advisors, Inc.
 BlackRock Money Market Portfolio --     Seeks a high level of current income           MetLife Advisers, LLC Subadviser:
   Class A                               consistent with preservation of capital.       BlackRock Advisors, Inc.
 FI Large Cap Portfolio -- Class A       Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 FI Value Leaders Portfolio -- Class D   Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 MetLife Conservative Allocation         Seeks a high level of current income, with     MetLife Advisers, LLC
   Portfolio -- Class B                  growth of capital as a secondary objective.
 MetLife Conservative to Moderate        Seeks high total return in the form of income  MetLife Advisers, LLC
   Allocation Portfolio -- Class B       and growth of capital, with a greater
                                         emphasis on income.
 MetLife Moderate Allocation Portfolio   Seeks a balance between a high level of        MetLife Advisers, LLC
   -- Class B                            current income and growth of capital, with a
                                         greater emphasis on growth of capital.
 MetLife Moderate to Aggressive          Seeks growth of capital.                       MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 MetLife Aggressive Allocation           Seeks growth of capital.                       MetLife Advisers, LLC
   Portfolio -- Class B
 MFS Total Return Portfolio -- Class F   Seeks a favorable total return through         MetLife Advisers, LLC Subadviser:
                                         investment in a diversified portfolio.         Massachusetts Financial Services
                                                                                        Company
 T. Rowe Price Large Cap Growth          Seeks long-term growth of capital and,         MetLife Advisers, LLC Subadviser: T.
   Portfolio -- Class B                  secondarily, dividend income.                  Rowe Price Associates Inc.
 Western Asset Management U.S.           Seeks to maximize total return consistent with MetLife Advisers, LLC Subadviser:
   Government Portfolio -- Class A       preservation of capital and maintenance of     Western Asset Management Company
                                         liquidity.
PIMCO VARIABLE INSURANCE TRUST
 Real Return Portfolio --                Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company, LLC
                                         investment management.
 Total Return Portfolio --               Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company, LLC
                                         investment management.

                                                           INVESTMENT                                INVESTMENT
                 FUND                                      OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- ------------------------------------
PIONEER VARIABLE CONTRACTS TRUST
 Pioneer Mid Cap Value VCT Portfolio --  Seeks capital appreciation by investing in a   Pioneer Investment Management, Inc.
   Class II                              diversified portfolio of securities consisting
                                         primarily of common stocks.
PUTNAM VARIABLE TRUST
 Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital.             Putnam Investment Management, LLC
   Class IB+
 Putnam VT International Equity Fund --  Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB+
 Putnam VT Small Cap Value Fund --       Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB
THE MERGER FUND VL
 The Merger Fund VL                      Seeks to achieve capital growth by engaging    Westchester Capital Management, Inc.
                                         in merger arbitrage.
VAN KAMPEN LIFE INVESTMENT TRUST
 Comstock Portfolio Class II             Seeks capital growth and income through        Van Kampen Asset Management
                                         investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.
 Emerging Growth Portfolio Class I+      Seeks capital appreciation.                    Van Kampen Asset Management
VANGUARD VARIABLE INSURANCE FUND
 Mid-Cap Index Portfolio                 Seeks to track the performance of a            The Vanguard Group, Inc.
                                         benchmark that measures the investment
                                         return of mid-cap stocks.
 Total Stock Market Index Portfolio      Seeks to track the performance of a            The Vanguard Group, Inc.
                                         benchmark index that measures the
                                         investment return of the overall stock market.
VARIABLE INSURANCE PRODUCTS FUND
 VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation.          Fidelity Management & Research
   Class                                                                                Company
 VIP Mid Cap Portfolio -- Service Class  Seeks long-term growth of capital.             Fidelity Management & Research
   2                                                                                    Company

--------
 +  Closed to new investors.
 * This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see the table below for more information.

ADDITIONAL INFORMATION REGARDING FUNDS

FUND NAME CHANGES

              FORMER NAME                                              NEW NAME
---------------------------------------  ---------------------------------------------------------------------
GREENWICH STREET SERIES FUND             LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
 Equity Index Portfolio                    Legg Mason Partners Variable Equity Index Portfolio
 Fundamental Value Portfolio               Legg Mason Partners Variable Fundamental Value Portfolio

SCUDDER INVESTMENT VIT FUNDS.            DWS INVESTMENTS VIT FUNDS
 Small Cap Index Fund                      DWS Small Cap Index VIP

SMITH BARNEY MULTIPLE DISCIPLINE TRUST   LEGG MASON PARTNERS VARIABLE PORTFOLIO IV, INC.
 Multiple Discipline Portfolio -- All      Legg Mason Partners Variable Multiple Discipline -- All Cap Growth
   Cap Growth and Value                     and Value
 Multiple Discipline Portfolio --          Legg Mason Partners Variable Multiple Discipline -- Balanced All
   Balanced All Cap Growth and Value        Cap Growth and Value

TRAVELERS SERIES FUND, INC.              LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
 Smith Barney Aggressive Growth            Legg Mason Partners Variable Aggressive Growth Portfolio
   Portfolio
 Smith Barney High Income Portfolio        Legg Mason Partners Variable High Income Portfolio
 Smith Barney International All Cap        Legg Mason Partners Variable International All Cap Growth Portfolio
   Growth Portfolio
 Smith Barney Large Capitalization         Legg Mason Partners Variable Large Cap Growth Portfolio
   Growth Portfolio
 Smith Barney Large Capitalization         Legg Mason Partners Variable Large Cap Value Portfolio
   Value Portfolio

FUND MERGERS/REORGANIZATIONS

THE FORMER FUNDS WERE MERGED WITH AND INTO THE NEW FUNDS.

              FORMER FUND                                       NEW FUND
---------------------------------------  -------------------------------------------------------
THE TRAVELERS SERIES TRUST               MET INVESTORS SERIES TRUST
 AIM Capital Appreciation Portfolio        Met/AIM Capital Appreciation Portfolio
 Convertible Securities Portfolio          Lord Abbett Bond Debenture Portfolio
 MFS Value Portfolio                       MFS(R) Value Portfolio
 Pioneer Fund Portfolio                    Pioneer Fund Portfolio
 Pioneer Strategic Income Portfolio        Pioneer Strategic Income Portfolio
 Style Focus Series: Small Cap Growth      Met/AIM Small Cap Growth Portfolio
   Portfolio

THE TRAVELERS SERIES TRUST               METROPOLITAN SERIES FUND, INC.
 Equity Income Portfolio                   FI Value Leaders Portfolio
 Large Cap Portfolio                       FI Large Cap Portfolio
 Managed Allocation Series: Aggressive     MetLife Aggressive Allocation Portfolio
   Portfolio
 Managed Allocation Series:                MetLife Conservative Allocation Portfolio
   Conservative Portfolio
 Managed Allocation Series:                MetLife Moderate to Aggressive Allocation Portfolio
   Moderate-Aggressive Portfolio
 Managed Allocation Series:                MetLife Conservative to Moderate Allocation Portfolio
   Moderate-Conservative Portfolio
 MFS Mid Cap Growth Portfolio              BlackRock Aggressive Growth Portfolio
 MFS Total Return Portfolio                MFS Total Return Portfolio
 Strategic Equity Portfolio                FI Large Cap Portfolio
 U.S. Government Securities Portfolio      Western Asset Management U.S. Government Portfolio

                                         MET INVESTORS SERIES TRUST
CAPITAL APPRECIATION FUND                  Janus Capital Appreciation Portfolio
MANAGED ASSETS TRUST                       Legg Mason Managed Assets Portfolio

                                         METROPOLITAN SERIES FUND, INC.
MONEY MARKET PORTFOLIO                     BlackRock Money Market Portfolio

FUND SUBSTITUTIONS

THE FOLLOWING NEW FUNDS WERE SUBSTITUTED FOR THE FORMER FUNDS.

              FORMER FUND                                 NEW FUND
---------------------------------------  ------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.                        METROPOLITAN SERIES FUND, INC.
 AllianceBernstein Large Cap Growth        T. Rowe Price Large Cap Growth Portfolio
   Portfolio
DELAWARE VIP TRUST                       MET INVESTORS SERIES TRUST
 Delaware VIP REIT Series                  Neuberger Berman Real Estate Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST                           MET INVESTORS SERIES TRUST
 Mutual Shares Securities Fund             Lord Abbett Growth and Income Portfolio

                                 VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                             CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                               THE FIXED ACCOUNT
                     (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate your Net Premium Payments and transfer your Cash Value to the Fixed Account (subject to certain restrictions -- see Transfers). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Cash Value. The Fixed Account will not share in the investment performance of our General Account.

                         POLICY CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

   . the ability for you to make withdrawals and surrenders under the Policies;

   .   the ability for you to obtain a loan under the Policies;

   .   the Death Benefit paid on the death of the last Insured;

   . making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

   . administration of the various elective options available under the Policies; and

   .   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSE we incur include:

   . expenses associated with underwriting applications, increases in the Stated Amount, and Riders;

   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

   . sales and marketing expenses including commission payments to your sales agent; and

   .   other costs of doing business.

RISKS we assume include:

   . that the Insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

   . that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                            CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

   . FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 2.50% OF EACH PREMIUM PAYMENT. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

   . PREMIUM TAX CHARGE: We deduct a charge of 2.25% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 5.00%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

   . FEDERAL DEFERRED ACQUISITION COST CHARGE: We deduct a charge of 1.25% OF EACH PREMIUM PAYMENT to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

                          CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

   . COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

   . There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insureds.

   . The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insureds. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

   . POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first six (6) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider, increases due to the Return of Premium Rider, increases due to the Scheduled Increase Option Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $20.00 monthly charge until the Maturity Date for Stated Amounts less than $750,000.

   . CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: A Policy surrendered for all or a portion of its Cash Value during the first fifteen (15) Policy Years and for the first fifteen
(15) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on surrenders made with fifteen years of an increase in Stated Amount pursuant to a Scheduled Increase Option Rider, Cost of Living Adjustment Rider or Return of Premium Rider or a change in the death benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age. The surrender charge decreases each year over the fifteen (15) year period. For example, for a 65 year old male nonsmoker and a 65 year old female nonsmoker with a Stated Amount of $1,000,000, the surrender charge on a full surrender at the end of each Policy Year would be as follows:

       POLICY YEAR SURRENDER CHARGE ($) POLICY YEAR SURRENDER CHARGE ($)
       ----------- -------------------- ----------- --------------------
            1             39,990             9             18,660
            2             37,320            10             15,990
            3             34,650            11             13,330
            4             31,990            12             10,660
            5             29,320            13              8,000
            6             26,660            14              5,330
            7             23,990            15              2,670
            8             21,330            16                  0

The minimum partial surrender amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option and the Fixed Account unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties.

DECREASES IN THE STATED AMOUNT OF INSURANCE. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income. Any decreases in the Stated Amount will not change the amount of the Policy Administrative Expense charge.

                     CHARGES AGAINST THE SEPARATE ACCOUNT

   . MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.35% thereafter. The mortality risk assumed under the Polices is that the Insureds may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

   . SEPARATE ACCOUNT EXPENSE CHARGE: We deduct a daily charge for Separate Account expenses at an annual rate of 0.10% of the amounts in the Investment Options for the first fifteen (15) Policy Years, and 0% thereafter.

                                 FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                              POLICY DESCRIPTION
--------------------------------------------------------------------------------

MetLife Variable Survivorship Life II is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                             APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insureds must be submitted to us with information that includes:

   .   Requested Stated Amount (minimum of $100,000);

   .   Death Benefit Option;

   .   Beneficiary;

   .   Investment Option selections; and

   .   Rider selections.

Policies generally will be issued only on the lives of Insureds between the ages of 20-85, with a maximum of 25 years age difference between the Insureds. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insureds and may require medical examinations and additional information about the proposed Insureds before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance

Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                             WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                      RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy's Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

                       TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code (the "IRC"). Before making an exchange of one insurance contract for another, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and after consulting with a tax advisor, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                            OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while either of the Insureds is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

   .   Assigning the Policy

       The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

   .   Receiving the MATURITY BENEFIT

       If at least one of the Insureds is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

         1. Outstanding loan;

         2. Monthly Deduction Amount due but not paid; and

         3. Amount payable to an assignee under a collateral assignment of the Policy.

       Upon maturity, insurance ends and we have no further obligation under the Policy.

   .   Changing or revoking a Beneficiary

       The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the last Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the last Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

       Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while at least one Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the last Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

   .   Decreases in the Stated Amount of Insurance

       You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $100,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

         1. against the most recent increase in the Stated Amount;

         2. to other increases in the reverse order in which they occurred; and

         3. to the initial Stated Amount.

       A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable.

   .   You may request a change from Death Benefit Option 2 to Option 1

       .   One Insured must be living at the time of the request.

       .   The Stated Amount will be increased by the Cash Value.

       . Some changes from Option 2 to Option 1, involving substantially funded Policies, may result in a cash distribution that is included in gross income.

   . You may request a change from Death Benefit Option 1 to Option 2 (requires additional underwriting approval)

       .   Both Insureds must be living at the time of the request.

       .   We will require evidence of insurability.

       .   The Stated Amount will be decreased by the Cash Value.

       . A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $100,000.

   . Increases in the Stated Amount (requires additional underwriting approval)

       You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the older Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy

       Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained ages and underwriting class of the Insureds at the time the increase is requested.

       We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

       If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to MetLife Life and Annuity of Connecticut, Policy Holder Services, P.O. Box 990019, Hartford, CT 06199-0010. You can contact us by calling (800)-334-4298. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                   PREMIUMS
--------------------------------------------------------------------------------

              AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insureds. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect a Lapse Protection Guarantee Rider). If you elect a Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. See the Lapse and Reinstatement section for more information on this Rider.

Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

   . mailing a check, payable to MetLife Insurance Company of Connecticut or MetLife Life & Annuity Company of Connecticut as applicable, One Cityplace, 3CP, Hartford, CT 06103-3415; or

   . by direct checking account deductions (you must complete a pre-authorization collection form).

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the last Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                        ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                           VALUES UNDER YOUR POLICY
--------------------------------------------------------------------------------

                                  CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS, the FIXED ACCOUNT and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                          INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the following equation:
                                     a
                                    ----  -c
                                     b

A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                            FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.  Interest credited to the Fixed Account since the preceding day,

MINUS:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                            LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 3.85% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                   TRANSFERS
--------------------------------------------------------------------------------

                            TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. American Funds Global Growth Fund, Credit Suisse Trust Emerging Markets Portfolio, Dreyfus Variable Investment Fund Developing Leaders Portfolio, DWS Small Cap Index VIP Fund, Franklin Small-Mid Cap Growth Securities Fund, Janus Aspen Global Technology Portfolio, Janus Aspen Worldwide Growth Portfolio, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable International All Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, Templeton Developing Markets Securities Fund, and Templeton Foreign Securities Fund-the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each of the Monitored Funds, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Policy that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail and will reject transfer requests requested via facsimile, telephone or Internet. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

   . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

   . reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy owners and other persons with interest in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006, we will be required to (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and
(2) execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares as a result of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner. You should read the Fund prospectuses for more details.

    TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. We are currently not enforcing these restrictions but reserve the right to do so in the future. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

    TRANSFER OF CASH VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy's Cash Value as a result of the requested transfer. We are currently not enforcing these restrictions but reserve the right to do so in the future.

                              TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                      DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                             PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

If your Policy is in effect on the date of the last Insured's death, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loans and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the last Insured's death or, if greater, the Minimum Amount Insured as of the date of the last Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the last Insured's death or, if greater, the Minimum Amount Insured as of the date of the last Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.

     ATTAINED AGE      CORRIDOR
OF THE YOUNGER INSURED FACTORS
---------------------- --------
         0-40            250%
          45             215%
          50             185%
          55             150%
          60             130%
          65             120%
          70             115%
          75             105%
         95+             100%

The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the last Insured's death (or if greater, the Minimum Amount Insured as of the date of the last Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                            DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assumes two Insureds, both age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                        OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                      OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the last Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                       CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $10,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                 PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the last Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insureds, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the last Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If one or both of the Insureds commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limits on Right to Contest and Suicide Exclusion.") In addition, if the last Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Death Benefit for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

   OPTION 1 -- Payments of a fixed amount

   OPTION 2 -- Payments for a fixed period

   OPTION 3 -- Amounts Held at Interest

   OPTION 4 -- Monthly Life Income

   OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

   OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

   OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
               Reduces on Death of First Person Named

   OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                             BENEFITS AT MATURITY
--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders, the Maturity Extension Rider and the Coverage Extension Rider that may extend your coverage beyond the Policy's Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the "Other Benefits -- Riders" section below.

                                OTHER BENEFITS
--------------------------------------------------------------------------------

EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two
(2) Policy Years for a form of non-variable survivorship life insurance issued by the Company (or an affiliated company, if allowed by state law) on the lives of the Insureds. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent survivorship life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.

ANNUAL RENEWABLE TERM RIDER     Provides additional death benefit on one or both
                                Insureds (one rider per Insured), payable at death of
                                covered Insured.

COST OF LIVING ADJUSTMENT RIDER Allows automatic increases in the face amount based on increases in the Consumer Price Index.

COVERAGE EXTENSION RIDER (AVAILABLE ONLY IF BOTH INSUREDS' The Coverage Extension Rider allows the policy to
ISSUE AGE IS 80 OR LESS)                                   continue in force beyond the Maturity Date. The policy
                                                           will be continued until the earlier of the last Insured's
                                                           Death or the receipt of a request for full surrender. The
                                                           Death Benefit after the Maturity Date will be equal to
                                                           the Amount Insured as of the date of Death, minus any
                                                           loan amount due and any amounts payable under a
                                                           collateral assignment of the policy. After the Maturity
                                                           Date, Interest on loans will continue to accrue and will
                                                           be added to the total Loan Account value, and loan
                                                           repayments will be accepted. New loans, partial
                                                           surrenders and transfers among the Investment Options
                                                           (funds) will continue to be permitted after the Maturity
                                                           Date. There is no charge for this rider.

ESTATE PROTECTION RIDER                                    Provides additional Death Benefit in the first four Policy
                                                           Years, which can be used for estate taxes if Policy
                                                           proceeds are included in the estate of the surviving
                                                           spouse. Benefits are paid whether or not they are needed
                                                           for estate tax payment.

ESTATE TAX REPEAL RIDER                                    Allows surrender charges to be waived in the event that
                                                           Federal Estate Tax is repealed. There is a charge for this rider.

FULL SURRENDER CHARGE WAIVER RIDER                         For policies with a minimum initial premium of
                                                           $50,000, -- allows the surrender charges to be waived if
                                                           the policy is fully surrendered during the first five policy years. There is a charge for this rider.

LAPSE PROTECTION GUARANTEE RIDER (10 YEAR AND 20 YEAR)     The 10 Year Lapse Protection Guarantee Rider is only
                                                           available with Death Benefit Option 1 (Level). It is not
                                                           available with Death Benefit Option 2 (Increasing). The
                                                           20 Year Lapse Protection Guarantee is available with
                                                           Death Benefit Option 2 (Increasing). The Rider provides
                                                           that if, during the first 10 Policy Years or first 20 Policy
                                                           Years, as applicable, the total premiums paid, less any
                                                           outstanding loans or partial surrenders equals or exceeds
                                                           the cumulative Monthly Lapse Protection Premium
                                                           shown in the Policy, a Lapse Protection Guarantee will
                                                           apply. With this Rider, the Policy will not lapse on a
                                                           Monthly Deduction Day even if the Cash Surrender
                                                           Value is not enough to cover the Monthly Deduction
                                                           Amount due.
                                                           The Monthly Lapse Protection Premium will change to
                                                           reflect any changes you make to the Stated Amount or
                                                           Riders under the Policy. If you make a change, we will
                                                           send you an updated Policy Summary page showing you
                                                           the new Monthly Lapse Protection Premium that must be
                                                           met. This rider ends after 10 or 20 years. This Rider may
                                                           be cancelled if you switch to Death Benefit Option 2.

MATURITY EXTENSION RIDER (AVAILABLE ONLY IF EITHER INSURED'S The Maturity Extension Rider allows the policy to
ISSUE AGE IS BETWEEN 81-85)                                  continue in force beyond the Maturity Date. The policy
                                                             will be continued until the earlier of the last Insured's
                                                             Death or the receipt of a request for full surrender. The
                                                             Death Benefit after the Maturity Date will be equal to
                                                             the Cash Value as of the date of Death, minus any Loan
                                                             Account value and any amounts payable under a
                                                             collateral assignment of the policy. After the Maturity
                                                             Date, Interest on loans will continue to accrue and will
                                                             be added to the total Loan Account value, and loan
                                                             repayments will be accepted. New loans, partial
                                                             surrenders and transfers among the Investment Options
                                                             (funds) will continue to be permitted after the Maturity
                                                             Date. There is no charge for this rider.

POLICY SPLIT OPTION RIDER                                    Splits Cash Value and Death Benefit into two equal
                                                             individual non-term life insurance policies at the
                                                             attained age of the insured without evidence of
                                                             insurability in the event of divorce (two-year waiting
                                                             period) or the repeal of the Unlimited Marital
                                                             Deduction. There is no charge for this rider.

POLICY SPLIT OPTION PLUS RIDER                               Splits Cash Value and Death Benefit into two equal
                                                             individual non-term life insurance policies at the
                                                             attained age of the insured without evidence of
                                                             insurability in the event of divorce or the repeal of the
                                                             Unlimited Marital Deduction. There is a charge for this
                                                             rider.

RETURN OF PREMIUM RIDER                                      Provides annual increases to the Stated Amount of the
                                                             Policy on each Policy Anniversary. No evidence of
                                                             insurability is required. The amount of each annual
                                                             increase will be equal to the sum of the total amount of
                                                             increases that have been provided under this Rider as of
                                                             the preceding Policy Anniversary, multiplied by the
                                                             Return of Premium Rate shown in the Rider; plus the
                                                             total premiums received by us and applied to the Policy
                                                             during the preceding Policy Year, multiplied by 100%
                                                             plus the Return of Premium Rate. There is a maximum
                                                             sum of increases provided under this Rider and once the
                                                             maximum is reached, no further increases will be
                                                             allowed. There is a charge for this Rider.

SCHEDULED INCREASE OPTION RIDER                              Can automatically increase coverage by 1% to 5% per
                                                             year.

                               POLICY SURRENDERS
--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See "Tax Treatment of Policy Benefits."

                                FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                               PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and The Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                 POLICY LOANS
--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Considerations."

                                LOAN CONDITIONS

   . You may borrow up to 100% of the Policy's Cash Value, minus surrender charges and any other Outstanding Loans. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.

   . The loan request must be at least $500, except where state law requires a different minimum.

   . To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.

   . Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.

   . We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions

   . We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate(s) shown below. Interest not paid when due will be added to the amount of the Outstanding Loan. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.

                           POLICY YEARS RATE CHARGED
                           ------------ ------------
                           1 - 15           5.66%
                           16 and later     3.85%

   . You may repay all or a part of your Outstanding Loans at any time while any Insured is alive by sending the repayment to our Home Office.

   . Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

   . As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Option based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Cash Value as of the date we receive the loan request.

   . We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.

   . If any unpaid loan amount, including any interest you owe, equals or exceed the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. See "Lapse and Reinstatement."

                               EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                            LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

                                     LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                 GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the last Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

                       LAPSE PROTECTION GUARANTEE RIDER

This 10 Year rider is available only with Death Benefit Option 1 (the Level Option). The 20 Year Rider is available with Death Benefit Options 1 and 2. The (10 Year and 20 Year) Riders provide that if, during the first 10 Policy Years or first 20 Policy Years, as applicable, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, and Ages of the Insureds and the Stated Amount of the Policy. With these Riders, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The 10 Year Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                 REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity date;

     (2) you furnish us with acceptable evidence of insurability;

     (3) you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts;

     (5) you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISOR SHOULD BE CONSULTED.

                     POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

   . INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

   . INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn - including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

   . INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

   .   A definition of a life insurance contract.

   .   Diversification requirements for separate account assets.

   . Limitations on policy owner's control over the assets in a separate account.

   . Guidelines to determine the maximum amount of premium that may be paid into a policy.

   .   Limitations on withdrawals from a policy.

   . Qualification testing for all life insurance policies that have cash value features.

                           TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under
SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to
SECTION 817(H) of the IRC.

Treasury Regulation Section 1.817-5, which was adopted to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                       TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                           OTHER TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

INSURABLE INTEREST

The Owner must have an insurable interest in the lives of the Insureds in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for Federal income tax purposes. State laws on this subject vary widely, but typically require that the Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the last Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Owner, not the life insurance carrier, to determine the existence of insurable interest in the lives of the Insureds under applicable state law.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the

Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                          DISTRIBUTION & COMPENSATION
--------------------------------------------------------------------------------

                                 DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MLI Distribution LLC ("MLIDLLC") (formerly, Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDLLC does not retain any fees under the Policies; however, MLIDLLC may receive 12b-1 fees from the Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                 COMPENSATION

Broker-dealers having selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modification, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by NASD rules and other applicable laws and regulations, MLIDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 128.25% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewable premium paid after Policy Year 1. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which are offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management, MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife representatives other than those in our MetLife resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDLLC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates New England Securities Corporation, Metropolitan Life Insurance Company and Walnut Street Securities, Inc. See the Statement of Additional Information - "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received compensation during 2005, as well as the range of additional compensation paid.

                           OTHER POLICY INFORMATION
--------------------------------------------------------------------------------

                      PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the last Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                               POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

   .   the Cash Value, Stated Amount and Amount Insured;

   .   the date and amount of each Premium Payment;

   .   the date and amount of each Monthly Deduction;

   . the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

   . the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;

   .   the annualized cost of any Riders purchased under the Policy; and

   . a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

               LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of at least one of the Insured's for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if one or both of the Insureds commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                        MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

                              EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 12 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Cash Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDLLC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Contract.

                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Company and its Separate Account are in the applicable Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                        ILLUSTRATION OF POLICY BENEFITS
--------------------------------------------------------------------------------

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have included an example of such an illustration as Appendix D to this prospectus.

        APPENDIX A -- GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- each Insured's age as of that Insured's last birthday.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the last Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

CODE -- The Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- Either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the Company's home offices located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- A charge that reflects, among other things, the anticipated mortality of the Insureds.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the last Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- Either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut depending on which company issues your Policy.

INSURED(S) -- the two persons whose lives are insured under the Policy.

INVESTMENT OPTIONS -- the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- Either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LAST INSURED -- The Insured who dies second.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- An amount equal to the Policy's Cash Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if an Insured is living on the Maturity Date.

MATURITY DATE -- The anniversary of the Policy Date on which the youngest of the Insureds is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --MetLife Variable Survivorship Life II, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insureds; the Policy Owner may or may not be an Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- the amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                   APPENDIX B -- HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------

The following hypothetical illustrations are intended to illustrate how the Policy's Cash Value, Cash Surrender Value and Death Benefit change over time based on a representative insured's age and rating classification as well as a representative premium payment pattern. Each illustration assumes that all premium payments are invested in the Investment Options and Corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. The first example illustrates that the maximum Guaranteed Cost of Insurance Rates and policy administrative expense charge allowable under the Policy are charged in all years. The second example illustrates that the current Cost of Insurance Rates and administrative expense charge are charged in all years. Both examples also reflect the deduction of (i) 6.00% from each premium payment for premium tax (2.25%), DAC tax (1.25%) and front-end sales charges (2.50%), (ii) the mortality and expense risk charge and separate account expense charge, and (iii) an arithmetic average of Fund expenses.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The policy administrative expense charge varies by age and amount of insurance. There is no distinction between current and guaranteed policy administrative expense charges. Both charges are deducted monthly pro rata from each of the Investment Options.

The mortality and expense risk charge and the separate account expense charge are 0.80% and 0.10%, respectively, for the first fifteen Policy Years; thereafter they are 0.35% and 0.00%, respectively. Both charges are deducted daily from the unloaned portion of the Cash Value.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.91%, 4.09% and 8.09%, respectively, on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.36%, 4.64% and 8.64%, respectively, on a current and guaranteed basis thereafter. These approximate net annual rates of return do not include the deduction of the cost of insurance charge and the policy administrative charge. If they did, they would be lower.

The illustrations do not reflect any charges for federal income taxes against either Separate Account since the Company is not currently deducting such charges from either Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Cash Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

                         VARIABLE SURVIVORSHIP LIFE II
                          LEVEL DEATH BENEFIT OPTION
               HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES

Male Preferred Nonsmoker Age 55 and Female Preferred Nonsmoker Age 55

Stated Amount 4,200,000
Annual Premium $15,000.00

      TOTAL
     PREMIUMS          DEATH BENEFIT               CASH VALUE       CASH SURRENDER VALUE
     WITH 5%   ----------------------------- ---------------------- ---------------------
YEAR INTEREST     0%        6%        10%      0%     6%      10%     0%     6%     10%
---- --------- --------- --------- --------- ------ ------- ------- ------ ------ -------
 1      15,750 4,200,000 4,200,000 4,200,000 12,118  12,908  13,436      0      0       0
 2      32,288 4,200,000 4,200,000 4,200,000 23,506  25,829  27,432      0      0       0
 3      49,652 4,200,000 4,200,000 4,200,000 34,068  38,651  41,921      0      0       0
 4      67,884 4,200,000 4,200,000 4,200,000 43,698  51,246  56,816      0      0       0
 5      87,029 4,200,000 4,200,000 4,200,000 52,262  63,448  71,993      0      0       0
 6     107,130 4,200,000 4,200,000 4,200,000 59,590  75,048  87,279      0  4,404  16,635
 7     128,237 4,200,000 4,200,000 4,200,000 66,959  87,321 104,012  3,371 23,733  40,424
 8     150,398 4,200,000 4,200,000 4,200,000 72,544  98,414 120,398 16,012 41,882  63,866
 9     173,668 4,200,000 4,200,000 4,200,000 75,960 107,856 135,983 26,526 58,422  86,549
 10    198,102 4,200,000 4,200,000 4,200,000 76,769 115,096 150,223 34,391 72,718 107,845
 15    339,862 4,200,000 4,200,000 4,200,000 23,018  93,314 174,980 15,962 86,258 167,924
 20    520,789         0         0         0      0       0       0      0      0       0
 25    751,702         0         0         0      0       0       0      0      0       0
 30  1,046,412         0         0         0      0       0       0      0      0       0
 35  1,422,545         0         0         0      0       0       0      0      0       0
 40  1,902,596         0         0         0      0       0       0      0      0       0
 45  2,515,277         0         0         0      0       0       0      0      0       0

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                         VARIABLE SURVIVORSHIP LIFE II
                          LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES

Male Preferred Nonsmoker Age 55 and Female Preferred Nonsmoker Age 55

Stated Amount 4,200,000
Annual Premium $15,000.00

      TOTAL
     PREMIUMS          DEATH BENEFIT               CASH VALUE         CASH SURRENDER VALUE
     WITH 5%   ----------------------------- ----------------------- -----------------------
YEAR INTEREST     0%        6%        10%      0%      6%      10%     0%      6%      10%
---- --------- --------- --------- --------- ------- ------- ------- ------- ------- -------
 1      32,288 4,200,000 4,200,000 4,200,000  12,211  13,004  13,533       0       0       0
 2      49,652 4,200,000 4,200,000 4,200,000  23,911  26,253  27,868       0       0       0
 3      67,884 4,200,000 4,200,000 4,200,000  35,054  39,700  43,013       0       0       0
 4      87,029 4,200,000 4,200,000 4,200,000  45,607  53,309  58,987       0       0       0
 5     107,130 4,200,000 4,200,000 4,200,000  55,525  67,028  75,799       0       0       0
 6     128,237 4,200,000 4,200,000 4,200,000  64,701  80,742  93,396       0  10,098  22,752
 7     150,398 4,200,000 4,200,000 4,200,000  74,584  95,932 113,356  10,996  32,344  49,768
 8     173,668 4,200,000 4,200,000 4,200,000  83,532 110,983 134,162  27,000  54,451  77,630
 9     198,102 4,200,000 4,200,000 4,200,000  91,470 125,794 155,789  42,036  76,360 106,355
 10    339,862 4,200,000 4,200,000 4,200,000  98,282 140,222 178,172  55,904  97,844 135,794
 15    520,789 4,200,000 4,200,000 4,200,000 109,333 198,891 296,598 102,277 191,835 289,542
 20    751,702 4,200,000 4,200,000 4,200,000  65,539 214,648 417,893  65,539 214,648 417,893
 25  1,046,412         0 4,200,000 4,200,000       0 142,760 511,678       0 142,760 511,678
 30  1,422,545         0         0 4,200,000       0       0 550,388       0       0 550,388
 35  1,902,596         0         0 4,200,000       0       0 463,195       0       0 463,195
 40  2,515,277         0         0 4,200,000       0       0  13,132       0       0  13,132
 45          0         0         0         0       0       0       0       0       0       0

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut or MetLife Life & Annuity Company of Connecticut, One Cityplace, 185 Asylum Street 3CP, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Policy and the Company and can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Company are available on the Commission's Internet site at http://www.sec.gov and that copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411

Book 45                                                                   05/06

                                    INVEST
                                  MARKETLIFE
                             METLIFE VARIABLE LIFE
                       METLIFE VARIABLE LIFE ACCUMULATOR
                         METLIFE VARIABLE SURVIVORSHIP
                  LIFE METLIFE VARIABLE SURVIVORSHIP LIFE II
                 METLIFE VARIABLE LIFE ACCUMULATOR - SERIES 2
                 METLIFE VARIABLE LIFE ACCUMULATOR - SERIES 3

                  PART B: STATEMENT OF ADDITIONAL INFORMATION
                                     (SAI)

                                     DATED

                                  MAY 1, 2006

                                      FOR

               METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE
                                 (REGISTRANT)

                                   ISSUED BY

                  METLIFE INSURANCE COMPANY OF CONNECTICUT *
                                  (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Contracts and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 1, 2006 for MetLife Variable Life, MetLife Variable Life Accumulator - Series 3 and MetLife Variable Survivorship Life II ("the Contracts") and in conjunction with the prospectuses dated May 2, 2005 as supplemented on May 1, 2006 for INVEST, MarketLife, MetLife Variable Life Accumulator, MetLife Variable Life Accumulator- Series 2 and MetLife Variable Survivorship Life. The defined terms used in this SAI are as defined in the prospectuses.

Copies of the prospectuses may be obtained by writing to MetLife Insurance Company of Connecticut, One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

* The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective
   May 1, 2006 pending regulatory approval. You will receive a Policy endorsement notifying you of the name change once it has occurred.

                               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY............................................ 3
 The Depositor............................................................. 3
 State Regulation.......................................................... 3
 The Registrant............................................................ 3
 Registration Statement.................................................... 3
 The Custodian............................................................. 3
UNDERWRITING AND DISTRIBUTION AGREEMENTS................................... 3
 Distribution and Principal Underwriting Agreement......................... 3
 Compensation.............................................................. 4
VALUATION OF ASSETS........................................................ 5
 Investment Options........................................................ 5
 The Cash Value............................................................ 5
 Accumulation Unit Value................................................... 6
CALCULATION OF MONEY MARKET YIELD.......................................... 6
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES.............................. 6
 Special Purchase Plans.................................................... 6
 Underwriting Procedures................................................... 7
 Increases and Decreases in Stated Amount.................................. 7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................. 7
FINANCIAL STATEMENTS....................................................... 8

                        GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103 3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: MetLife of CT Fund UL for Variable Life Insurance (formerly The Travelers Fund UL for Variable Life Insurance) (Fund UL). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualify as a "a separate account." Separate Accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                   UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectuses (see "Distribution & Compensation"). Additional information is provided below.

MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. MLIDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                       MLIDLLC UNDERWRITING COMMISSIONS

                  UNDERWRITING COMMISSIONS          AMOUNT OF UNDERWRITING
                   PAID TO MLIDLLC BY THE           COMMISSIONS RETAINED BY
YEAR                      COMPANY                           MLIDLLC
----              ------------------------          -----------------------
2005                       $1,339                             $0
2004                       $2,096                             $0
2003                       $2,272                             $0

The Policies are offered on a continuous basis. MLIDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and on-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDLLC for providing administrative, marketing and other support and services to the Funds.

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $8,402 to $3,366,257. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $438,893 to $29,851,648. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $273,717 to $33,217,905.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.
Linsco/Private Ledger
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
DWS Scudder Distributors, Inc.
Citigroup Global Markets Inc. (d/b/a/ Smith Barney)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                              VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

          (a) = investment income plus capital gains and losses (whether realized or unrealized);

          (b) = any deduction for applicable taxes (presently zero); and

          (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

         EffectiveYield = ((BaseReturn + 1) to the power of (365 / 7)) - 1

Where:

BaseReturn = (AUVChange - ContractChargeAdjustment) / PriorAUV.
AUVChange = CurrentAUV - PriorAUV.
ContractChargeAdjustment = AverageAUV x Period Charge.
AverageAUV = (CurrentAUV + PriorAUV) / 2.
PeriodCharge = AnnualContractFee x (7/365).
PriorAUV = Unit value as of 7 days prior.
CurrentAUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

BaseReturn = AUVChange / PriorAUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                 ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of The Travelers Fund UL for Variable Life Insurance as of December 31, 2005 and for the period in the year then ended and The Travelers Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife, Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., PUSH DOWN BASIS OF ACCOUNTING REQUIRED IN CERTAIN LIMITED CIRCUMSTANCES and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS) as of
December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The statement of changes in net assets of The Travelers Fund UL for Variable Life Insurance for the year or lesser periods ended December 31, 2004, and financial highlights for each of the years or lessor periods in the four-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports refer to changes in The Travelers Insurance Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for variable interest entities in 2003.

                             FINANCIAL STATEMENTS

The financial statements of The Travelers Insurance Company and The Travelers Fund UL for Variable Life Insurance follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account.

                             [INSERT - SAF1205_UL]

                           [INSERT - TIC_FINS_1205]

ANNUAL REPORT
DECEMBER 31, 2005

                       THE TRAVELERS FUND UL
                       FOR VARIABLE LIFE INSURANCE
                                        OF
                       THE TRAVELERS INSURANCE COMPANY

The Travelers Insurance Company
One Cityplace
Hartford, CT 06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Fund UL for Variable Life Insurance and the Board of Directors of Travelers Insurance Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Fund UL for Variable Life Insurance (the "Separate Account") of Travelers Insurance Company ("TIC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Fund UL for Variable Life Insurance of TIC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 15, 2006

                                   APPENDIX A

                       AIM Capital Appreciation Portfolio
             AllianceBernstein Large-Cap Growth Portfolio - Class B
                   Asset Manager SM Portfolio - Initial Class
                            Capital Appreciation Fund
                   CitiStreet Diversified Bond Fund - Class I
                  CitiStreet International Stock Fund - Class I
                  CitiStreet Large Company Stock Fund - Class I CitiStreet Small Company Stock Fund - Class I
                      Comstock Portfolio - Class II Shares
                      Contrafund Portfolio - Service Class
                        Convertible Securities Portfolio
                 Credit Suisse Trust Emerging Markets Portfolio
                    Delaware VIP REIT Series - Standard Class
                    Dreyfus Stock Index Fund - Initial Shares
              Dreyfus VIF - Appreciation Portfolio - Initial Shares
           Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
                   EAFE(R) Equity Index Fund - Class A Shares
                   Emerging Growth Portfolio - Class I Shares
                    Equity - Income Portfolio - Initial Class
                             Equity Income Portfolio
                     Equity Index Portfolio - Class I Shares
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
                           Fundamental Value Portfolio
                       Global Growth Fund - Class 2 Shares
                  Global Technology Portfolio - Service Shares
                        Goldman Sachs Capital Growth Fund
                          Growth Fund - Class 2 Shares
                        Growth Portfolio - Initial Class
                       Growth-Income Fund - Class 2 Shares
                      High Income Portfolio - Initial Class
                              High Yield Bond Trust
                               Large Cap Portfolio
                      Lazard Retirement Small Cap Portfolio
                 Managed Allocation Series: Aggressive Portfolio
                Managed Allocation Series: Conservative Portfolio
            Managed Allocation Series: Moderate-Aggressive Portfolio
           Managed Allocation Series: Moderate-Conservative Portfolio
                              Managed Assets Trust
                          MFS Mid Cap Growth Portfolio
                           MFS Total Return Portfolio
                               MFS Value Portfolio
                    Mid Cap Growth Portfolio - Service Shares
                       Mid Cap Portfolio - Service Class 2
                             Money Market Portfolio
            Multiple Discipline Portfolio - All Cap Growth and Value
        Multiple Discipline Portfolio - Balanced All Cap Growth and Value
                 Mutual Shares Securities Fund - Class 2 Shares
                             Pioneer Fund Portfolio
              Pioneer Mid Cap Value VCT Portfolio - Class II Shares
                       Pioneer Strategic Income Portfolio
                Putnam VT Discovery Growth Fund - Class IB Shares
              Putnam VT International Equity Fund - Class IB Shares
                Putnam VT Small Cap Value Fund - Class IB Shares
                  Real Return Portfolio - Administrative Class
                      Small Cap Index Fund - Class A Shares
                    Smith Barney Aggressive Growth Portfolio
                       Smith Barney High Income Portfolio
               Smith Barney International All Cap Growth Portfolio
                     Smith Barney Large Cap Value Portfolio
               Smith Barney Large Capitalization Growth Portfolio
                           Strategic Equity Portfolio
                 Style Focus Series: Small Cap Growth Portfolio
          Templeton Developing Markets Securities Fund - Class 2 Shares
               Templeton Foreign Securities Fund - Class 2 Shares
             Templeton Global Asset Allocation Fund - Class 1 Shares
            Templeton Global Income Securities Fund - Class 1 Shares
                Templeton Growth Securities Fund - Class 1 Shares
                               The Merger Fund VL
                  Total Return Portfolio - Administrative Class
                      U.S. Government Securities Portfolio
            Vanguard Variable Insurance Fund Mid-Cap Index Portfolio
            Vanguard Variable Insurance Fund Total Stock Market Index
                                    Portfolio
                   Worldwide Growth Portfolio - Service Shares
                   Zero Coupon Bond Fund Portfolio Series 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life Insurance:

We have audited the statement of changes in net assets of The Travelers Fund UL for Variable Life Insurance (comprised of the sub-accounts disclosed in Note 1 and Note 4) for the year or lesser periods ended December 31, 2004 and the financial highlights for each of the years or lesser periods in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Fund UL for Variable Life Insurance for the year or lesser periods then ended, and the financial highlights for each of the years or lesser periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                            CAPITAL          DREYFUS STOCK
                                         APPRECIATION         INDEX FUND -           HIGH YIELD            MANAGED
                                             FUND            INITIAL SHARES          BOND TRUST          ASSETS TRUST
                                        ---------------      ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $    11,552,705      $    10,421,361      $       136,399      $     3,451,571

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........               11,552,705           10,421,361              136,399            3,451,571
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      232                  220                    2                   66
    Administrative charges ...                       20                   24                   --                    3
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                      252                  244                    2                   69
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $    11,552,453      $    10,421,117      $       136,397      $     3,451,502
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                 ALLIANCEBERNSTEIN
                                                                                     LARGE-CAP
                                                                                       GROWTH              GLOBAL
                                          MONEY MARKET         THE MERGER           PORTFOLIO -        GROWTH FUND -
                                            PORTFOLIO            FUND VL              CLASS B          CLASS 2 SHARES
                                        ---------------      ---------------     -----------------     ---------------
ASSETS:
  Investments at market value:          $     8,088,628      $        97,069      $       229,913      $     1,052,855

  Receivables:
    Dividends ................                   13,678                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                8,102,306               97,069              229,913            1,052,855
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      164                    2                    5                   23
    Administrative charges ...                       10                   --                   --                    1
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                      174                    2                    5                   24
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $     8,102,132      $        97,067      $       229,908      $     1,052,831
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                   CITISTREET          CITISTREET
                     GROWTH-INCOME          CITISTREET          CITISTREET           LARGE               SMALL
                         FUND -            DIVERSIFIED         INTERNATIONAL        COMPANY             COMPANY
  GROWTH FUND -         CLASS 2            BOND FUND -         STOCK FUND -       STOCK FUND -        STOCK FUND -
 CLASS 2 SHARES          SHARES              CLASS I              CLASS I           CLASS I             CLASS I
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     3,022,464     $     1,677,044     $        16,331     $        80,150     $        22,353     $       371,448


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      3,022,464           1,677,044              16,331              80,150              22,353             371,448
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




             66                  36                  --                   2                  --                   6
              4                   1                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

             70                  37                  --                   2                  --                   6
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     3,022,394     $     1,677,007     $        16,331     $        80,148     $        22,353     $       371,442
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                          CREDIT SUISSE          DELAWARE                              DREYFUS VIF -
                                              TRUST              VIP REIT          DREYFUS VIF -         DEVELOPING
                                            EMERGING             SERIES -           APPRECIATION          LEADERS
                                             MARKETS             STANDARD           PORTFOLIO -         PORTFOLIO -
                                            PORTFOLIO             CLASS            INITIAL SHARES      INITIAL SHARES
                                        ---------------      ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $       123,751      $       279,193      $         6,468      $       585,091

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                  123,751              279,193                6,468              585,091
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                        3                    7                   --                   13
    Administrative charges ...                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                        3                    7                   --                   13
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $       123,748      $       279,186      $         6,468      $       585,078
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

    FRANKLIN                                TEMPLETON                              TEMPLETON           TEMPLETON
    SMALL-MID            MUTUAL             DEVELOPING           TEMPLETON           GLOBAL              GLOBAL
   CAP GROWTH            SHARES              MARKETS              FOREIGN            ASSET               INCOME
   SECURITIES          SECURITIES           SECURITIES          SECURITIES         ALLOCATION          SECURITIES
     FUND -              FUND -               FUND -              FUND -             FUND -              FUND -
     CLASS 2            CLASS 2              CLASS 2              CLASS 2           CLASS 1             CLASS 1
     SHARES              SHARES               SHARES              SHARES             SHARES              SHARES
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$       540,210     $       124,433     $       152,722     $       741,868     $     4,471,567     $       876,311


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        540,210             124,433             152,722             741,868           4,471,567             876,311
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




             12                   3                   3                  16                  84                  18
             --                  --                  --                   1                   6                   2
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

             12                   3                   3                  17                  90                  20
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$       540,198     $       124,430     $       152,719     $       741,851     $     4,471,477     $       876,291
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            TEMPLETON
                                             GROWTH              GOLDMAN
                                           SECURITIES             SACHS             EQUITY INDEX
                                             FUND -              CAPITAL            PORTFOLIO -         FUNDAMENTAL
                                             CLASS 1              GROWTH              CLASS I              VALUE
                                             SHARES                FUND                SHARES            PORTFOLIO
                                        ---------------      ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $    11,900,457      $        94,025      $     4,943,849      $     5,035,689

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........               11,900,457               94,025            4,943,849            5,035,689
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      234                    2                  108                  107
    Administrative charges ...                       19                   --                    4                    8
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                      253                    2                  112                  115
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $    11,900,204      $        94,023      $     4,943,737      $     5,035,574
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

    GLOBAL               MID CAP           WORLDWIDE
  TECHNOLOGY              GROWTH             GROWTH              LAZARD          REAL RETURN         TOTAL RETURN
  PORTFOLIO -          PORTFOLIO -        PORTFOLIO -          RETIREMENT        PORTFOLIO -         PORTFOLIO -
    SERVICE              SERVICE            SERVICE             SMALL CAP       ADMINISTRATIVE      ADMINISTRATIVE
    SHARES                SHARES             SHARES             PORTFOLIO           CLASS               CLASS
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$       107,223     $       537,132     $       329,652     $       107,628     $       198,343     $     2,137,183


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

        107,223             537,132             329,652             107,628             198,343           2,137,183
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




              3                  11                   7                   2                   4                  47
             --                   1                  --                  --                   1                   2
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

              3                  12                   7                   2                   5                  49
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$       107,220     $       537,120     $       329,645     $       107,626     $       198,338     $     2,137,134
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            PIONEER
                                            MID CAP             PUTNAM VT            PUTNAM VT           PUTNAM VT
                                           VALUE VCT            DISCOVERY          INTERNATIONAL         SMALL CAP
                                          PORTFOLIO -         GROWTH FUND -        EQUITY FUND -        VALUE FUND -
                                           CLASS II              CLASS IB             CLASS IB            CLASS IB
                                            SHARES                SHARES               SHARES              SHARES
                                        ---------------      ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $       284,540      $        27,217      $       438,973      $       613,133

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                  284,540               27,217              438,973              613,133
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                        6                    1                    9                   13
    Administrative charges ...                       --                   --                   --                    1
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                        6                    1                    9                   14
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $       284,534      $        27,216      $       438,964      $       613,119
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                            MULTIPLE
                         MULTIPLE          DISCIPLINE
                        DISCIPLINE        PORTFOLIO -
   SMALL CAP           PORTFOLIO -          BALANCED
 INDEX FUND -            ALL CAP            ALL CAP            AIM CAPITAL         CONVERTIBLE            EQUITY
    CLASS A             GROWTH AND         GROWTH AND         APPRECIATION          SECURITIES            INCOME
    SHARES                VALUE              VALUE              PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     2,436,071     $        88,850     $       150,443     $     2,858,991     $       293,138     $     1,230,795


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      2,436,071              88,850             150,443           2,858,991             293,138           1,230,795
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




             51                   2                   3                  62                   5                  27
              4                  --                  --                   6                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

             55                   2                   3                  68                   5                  27
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     2,436,016     $        88,848     $       150,440     $     2,858,923     $       293,133     $     1,230,768
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                                          MANAGED
                                                                                                         ALLOCATION
                                                                 MANAGED              MANAGED             SERIES:
                                                            ALLOCATION SERIES:   ALLOCATION SERIES:      MODERATE-
                                           LARGE CAP            AGGRESSIVE          CONSERVATIVE         AGGRESSIVE
                                           PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO
                                        ---------------     ------------------   ------------------    ---------------
ASSETS:
  Investments at market value:          $       198,116      $       263,802      $        10,533      $       267,224

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                  198,116              263,802               10,533              267,224
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                        4                    6                    1                    5
    Administrative charges ...                       --                    1                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                        4                    7                    1                    5
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $       198,112      $       263,795      $        10,532      $       267,219
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

     MANAGED
   ALLOCATION
     SERIES:              MFS                  MFS                                                      PIONEER
    MODERATE-           MID CAP               TOTAL                                 PIONEER            STRATEGIC
  CONSERVATIVE           GROWTH               RETURN            MFS VALUE            FUND                INCOME
    PORTFOLIO          PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$        35,614     $       316,178     $     5,551,605     $        93,122     $       426,921     $     1,362,722


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

         35,614             316,178           5,551,605              93,122             426,921           1,362,722
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




             --                   7                 117                   2                   9                  28
             --                  --                   9                  --                   1                   2
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

             --                   7                 126                   2                  10                  30
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$        35,614     $       316,171     $     5,551,479     $        93,120     $       426,911     $     1,362,692
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                 STYLE                 U.S.              SMITH BARNEY
                                           STRATEGIC         FOCUS SERIES:          GOVERNMENT            AGGRESSIVE
                                            EQUITY             SMALL CAP            SECURITIES              GROWTH
                                           PORTFOLIO        GROWTH PORTFOLIO        PORTFOLIO             PORTFOLIO
                                        ---------------     ----------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $     5,971,227      $        93,830      $     3,179,470      $     1,572,806

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                5,971,227               93,830            3,179,470            1,572,806
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                      128                    2                   67                   34
    Administrative charges ...                       13                   --                    5                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                      141                    2                   72                   34
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $     5,971,086      $        93,828      $     3,179,398      $     1,572,772
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                      SMITH BARNEY                           SMITH BARNEY                               EMERGING
                     INTERNATIONAL         SMITH BARNEY          LARGE              COMSTOCK             GROWTH
  SMITH BARNEY          ALL CAP             LARGE CAP       CAPITALIZATION        PORTFOLIO -         PORTFOLIO -
   HIGH INCOME           GROWTH               VALUE             GROWTH              CLASS II            CLASS I
    PORTFOLIO          PORTFOLIO            PORTFOLIO          PORTFOLIO             SHARES              SHARES
---------------     ---------------     ---------------     ---------------     ---------------     ---------------
$     1,294,403     $        35,881     $     2,035,263     $     1,667,455     $       201,626     $       145,839


             --                  --                  --                  --                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

      1,294,403              35,881           2,035,263           1,667,455             201,626             145,839
---------------     ---------------     ---------------     ---------------     ---------------     ---------------




             28                   1                  43                  34                   5                   3
              2                  --                   4                   2                  --                  --
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

             30                   1                  47                  36                   5                   3
---------------     ---------------     ---------------     ---------------     ---------------     ---------------

$     1,294,373     $        35,880     $     2,035,216     $     1,667,419     $       201,621     $       145,836
===============     ===============     ===============     ===============     ===============     ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                VANGUARD
                                           VANGUARD             VARIABLE
                                           VARIABLE            INSURANCE
                                           INSURANCE           FUND TOTAL
                                             FUND                STOCK                ASSET             CONTRAFUND(R)
                                            MID-CAP              MARKET              MANAGER            PORTFOLIO -
                                             INDEX               INDEX            SM PORTFOLIO -          SERVICE
                                           PORTFOLIO           PORTFOLIO          INITIAL CLASS            CLASS
                                        ---------------      ---------------      ---------------      ---------------
ASSETS:
  Investments at market value:          $       241,682      $        48,638      $     3,713,095      $     1,230,133

  Receivables:
    Dividends ................                       --                   --                   --                   --
                                        ---------------      ---------------      ---------------      ---------------

      Total Assets ...........                  241,682               48,638            3,713,095            1,230,133
                                        ---------------      ---------------      ---------------      ---------------


LIABILITIES:
  Payables:
    Insurance charges ........                        5                    1                   66                   26
    Administrative charges ...                       --                   --                    3                    1
                                        ---------------      ---------------      ---------------      ---------------

      Total Liabilities ......                        5                    1                   69                   27
                                        ---------------      ---------------      ---------------      ---------------

NET ASSETS:                             $       241,677      $        48,637      $     3,713,026      $     1,230,106
                                        ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

   EQUITY -                                     HIGH               MID CAP
    INCOME                GROWTH               INCOME            PORTFOLIO -
  PORTFOLIO -          PORTFOLIO -          PORTFOLIO -            SERVICE
 INITIAL CLASS        INITIAL CLASS        INITIAL CLASS           CLASS 2
---------------      ---------------      ---------------      ---------------

$    11,809,100      $    11,279,985      $     2,102,055      $       309,643


             --                   --                   --                   --
---------------      ---------------      ---------------      ---------------

     11,809,100           11,279,985            2,102,055              309,643
---------------      ---------------      ---------------      ---------------




            234                  223                   41                    7
             20                   19                    3                   --
---------------      ---------------      ---------------      ---------------

            254                  242                   44                    7
---------------      ---------------      ---------------      ---------------

$    11,808,846      $    11,279,743      $     2,102,011      $       309,636
===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              DREYFUS
                                                            CAPITAL            STOCK
                                                         APPRECIATION       INDEX FUND -       HIGH YIELD            MANAGED
                                                             FUND          INITIAL SHARES      BOND TRUST          ASSETS TRUST
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --      $      165,556     $            7      $          543
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                81,597              78,606                807              23,592
  Administrative charges ......................                 7,191               8,521                 --               1,269
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                88,788              87,127                807              24,861
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............               (88,788)             78,429               (800)            (24,318)
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                  --                 --              21,152
    Realized gain (loss) on sale of investments               190,667              38,828                403              (9,379)
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................               190,667              38,828                403              11,773
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................             1,676,285             259,228              1,357             115,016
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $    1,778,164      $      376,485     $          960      $      102,471
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                        ALLIANCEBERNSTEIN                                                GROWTH-INCOME
                                            LARGE-CAP             GLOBAL                                     FUND -
 MONEY MARKET          THE MERGER       GROWTH PORTFOLIO -     GROWTH FUND -       GROWTH FUND -            CLASS 2
   PORTFOLIO            FUND VL              CLASS B          CLASS 2 SHARES       CLASS 2 SHARES            SHARES
---------------     ---------------     ------------------    ---------------      ---------------      ---------------
$       247,793     $            --      $            --      $         4,100      $        18,809      $        21,203
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


         67,023                 346                1,747                4,748               18,915               11,571
          4,378                  30                   --                  132                1,002                  405
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         71,401                 376                1,747                4,880               19,917               11,976
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

        176,392                (376)              (1,747)                (780)              (1,108)               9,227
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



             --               1,055                   --                   --                   --                6,076
             --                  25                7,311                4,955               13,461               11,903
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

             --               1,080                7,311                4,955               13,461               17,979
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


             --                 561               24,775               95,125              371,520               55,937
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$       176,392     $         1,265      $        30,339      $        99,300      $       383,873      $        83,143
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                CITISTREET          CITISTREET
                                                         CITISTREET           CITISTREET          LARGE               SMALL
                                                         DIVERSIFIED        INTERNATIONAL        COMPANY             COMPANY
                                                         BOND FUND -         STOCK FUND -      STOCK FUND -        STOCK FUND -
                                                           CLASS I             CLASS I           CLASS I             CLASS I
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $          527      $          911     $          241      $          387
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                    96                 442                135               2,100
  Administrative charges ......................                    --                  --                 --                  --
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                    96                 442                135               2,100
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                   431                 469                106              (1,713)
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                  --                 --              15,070
    Realized gain (loss) on sale of investments                   159                 444             (1,028)              2,286
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................                   159                 444             (1,028)             17,356
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                  (356)              8,630              2,100               6,538
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $          234      $        9,543     $        1,178      $       22,181
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                       FRANKLIN
                                                                                      SMALL-MID             MUTUAL
                       DELAWARE                                 DREYFUS VIF -         CAP GROWTH            SHARES
 CREDIT SUISSE         VIP REIT          DREYFUS VIF -           DEVELOPING           SECURITIES          SECURITIES
TRUST EMERGING         SERIES -           APPRECIATION             LEADERS              FUND -              FUND -
    MARKETS            STANDARD           PORTFOLIO -            PORTFOLIO -           CLASS 2             CLASS 2
   PORTFOLIO            CLASS            INITIAL SHARES        INITIAL SHARES           SHARES              SHARES
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$           712     $         3,113      $             1      $            --      $            --      $           925
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


            764               1,725                   55                4,409                3,566                  815
              4                   9                   --                   65                  139                   24
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

            768               1,734                   55                4,474                3,705                  839
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

            (56)              1,379                  (54)              (4,474)              (3,705)                  86
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



             --               9,434                   --                   --                   --                  347
          3,101               1,055                  115               15,143                4,664                1,025
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          3,101              10,489                  115               15,143                4,664                1,372
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


         22,035               4,734                  186               15,917               19,727                9,029
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$        25,080     $        16,602      $           247      $        26,586      $        20,686      $        10,487
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                         TEMPLETON
                                                        DEVELOPING           TEMPLETON          TEMPLETON           TEMPLETON
                                                          MARKETS             FOREIGN          GLOBAL ASSET       GLOBAL INCOME
                                                        SECURITIES           SECURITIES         ALLOCATION          SECURITIES
                                                          FUND -               FUND -             FUND -              FUND -
                                                          CLASS 2             CLASS 2            CLASS 1             CLASS 1
                                                          SHARES               SHARES             SHARES              SHARES
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $        1,132      $        5,881     $      175,621      $       59,768
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                   621               3,807             31,304               6,748
  Administrative charges ......................                    --                 259              2,029                 637
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                   621               4,066             33,333               7,385
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                   511               1,815            142,288              52,383
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                  --                 --                  --
    Realized gain (loss) on sale of investments                   762                 744             54,392              14,071
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................                   762                 744             54,392              14,071
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                22,635              50,305            (63,285)           (101,869)
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $       23,908      $       52,864     $      133,395      $      (35,415)
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

   TEMPLETON
    GROWTH              GOLDMAN                                                          GLOBAL             MID CAP
  SECURITIES             SACHS             EQUITY INDEX                                TECHNOLOGY            GROWTH
    FUND -              CAPITAL            PORTFOLIO -          FUNDAMENTAL           PORTFOLIO -         PORTFOLIO -
    CLASS 1              GROWTH              CLASS I               VALUE                SERVICE             SERVICE
    SHARES                FUND                SHARES             PORTFOLIO               SHARES              SHARES
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$       135,470     $           133      $        73,395      $        46,552      $            --      $            --
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


         79,538                 782               36,858               37,290                1,064                3,912
          6,300                  --                1,159                2,861                   72                  279
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         85,838                 782               38,017               40,151                1,136                4,191
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         49,632                (649)              35,378                6,401               (1,136)              (4,191)
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



             --                  --                   --              292,592                   --                   --
         60,252               1,617               30,098               58,429               (1,125)              26,664
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         60,252               1,617               30,098              351,021               (1,125)              26,664
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


        782,393                 112              110,122             (161,962)              14,561               30,873
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$       892,277     $         1,080      $       175,598      $       195,460      $        12,300      $        53,346
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                           WORLDWIDE
                                                            GROWTH             LAZARD          REAL RETURN         TOTAL RETURN
                                                          PORTFOLIO -        RETIREMENT        PORTFOLIO -         PORTFOLIO -
                                                            SERVICE          SMALL CAP        ADMINISTRATIVE      ADMINISTRATIVE
                                                            SHARES           PORTFOLIO            CLASS               CLASS
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $        3,957      $           --     $        2,476      $       69,414
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                 2,669                 588                591              16,161
  Administrative charges ......................                   145                  --                 72                 529
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                 2,814                 588                663              16,690
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                 1,143                (588)             1,813              52,724
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --               6,039              1,806              33,824
    Realized gain (loss) on sale of investments                (4,404)                228                (55)              3,344
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................                (4,404)              6,267              1,751              37,168
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                16,882                (972)            (4,636)            (56,523)
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $       13,621      $        4,707     $       (1,072)     $       33,369
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

    PIONEER
    MID CAP            PUTNAM VT            PUTNAM VT             PUTNAM VT             EAFE(R)
   VALUE VCT           DISCOVERY          INTERNATIONAL           SMALL CAP          EQUITY INDEX         SMALL CAP
  PORTFOLIO -        GROWTH FUND -        EQUITY FUND -         VALUE FUND -            FUND -           INDEX FUND -
   CLASS II             CLASS IB             CLASS IB             CLASS IB             CLASS A             CLASS A
    SHARES               SHARES               SHARES               SHARES               SHARES              SHARES
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$           519     $            --      $         5,810      $           821      $        22,704      $        13,973
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


          1,890                 198                3,287                4,189                3,896               16,473
             28                  --                   61                  237                  329                1,376
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          1,918                 198                3,348                4,426                4,225               17,849
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         (1,399)               (198)               2,462               (3,605)              18,479               (3,876)
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



         14,857                  --                   --               26,634                   --               59,927
          9,116                 556               12,174               11,837               90,305               36,164
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         23,973                 556               12,174               38,471               90,305               96,091
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


         (4,961)              1,252               30,702                  826             (100,909)               3,112
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$        17,613     $         1,610      $        45,338      $        35,692      $         7,875      $        95,327
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              MULTIPLE
                                                           MULTIPLE          DISCIPLINE
                                                          DISCIPLINE        PORTFOLIO -
                                                          PORTFOLIO -         BALANCED
                                                            ALL CAP           ALL CAP          AIM CAPITAL         CONVERTIBLE
                                                          GROWTH AND         GROWTH AND        APPRECIATION         SECURITIES
                                                             VALUE             VALUE            PORTFOLIO           PORTFOLIO
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $          311      $        1,772     $        6,008      $        7,578
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                   480                 696             22,161               1,425
  Administrative charges ......................                    --                  --              2,338                   4
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                   480                 696             24,499               1,429
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                  (169)              1,076            (18,491)              6,149
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 1,746               1,318                 --               5,266
    Realized gain (loss) on sale of investments                   859                 624           (123,214)                524
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................                 2,605               1,942           (123,214)              5,790
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                 1,245               2,124            348,586              (8,713)
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $        3,681      $        5,142     $      206,881      $        3,226
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                      MANAGED              MANAGED
                                             MANAGED              MANAGED            ALLOCATION           ALLOCATION
                                            ALLOCATION          ALLOCATION            SERIES:              SERIES:
    EQUITY                                   SERIES:              SERIES:            MODERATE-            MODERATE-
    INCOME             LARGE CAP            AGGRESSIVE         CONSERVATIVE          AGGRESSIVE          CONSERVATIVE
   PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$            --     $            --      $            --      $            59      $         1,187      $           159
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


          8,702               1,291                   74                   11                  353                   39
            163                  13                    8                    1                    2                   --
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          8,865               1,304                   82                   12                  355                   39
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         (8,865)             (1,304)                 (82)                  47                  832                  120
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



         15,401                  --                   57                   20                  130                   15
         14,157               3,171                    8                    1                   62                    2
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         29,558               3,171                   65                   21                  192                   17
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


         22,303              11,136                  (33)                  34                5,445                  186
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$        42,996     $        13,003      $           (50)     $           102      $         6,469      $           323
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                              MFS
                                                            MID CAP            MFS
                                                            GROWTH         TOTAL RETURN         MFS VALUE         PIONEER FUND
                                                           PORTFOLIO        PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $           --      $      119,835     $        1,029      $           --
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                 2,222              40,042                196               2,997
  Administrative charges ......................                    19               2,907                  4                 279
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                 2,241              42,949                200               3,276
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                (2,241)             76,886                829              (3,276)
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --             260,319              3,562                  --
    Realized gain (loss) on sale of investments                 4,734              36,308                 12              (2,590)
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................                 4,734             296,627              3,574              (2,590)
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................                 5,741            (260,305)            (2,595)             26,662
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $        8,234      $      113,208     $        1,808      $       20,796
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                              STYLE
    PIONEER                               FOCUS SERIES:            U.S.              ZERO COUPON          SMITH BARNEY
   STRATEGIC            STRATEGIC           SMALL CAP           GOVERNMENT            BOND FUND            AGGRESSIVE
    INCOME                EQUITY              GROWTH            SECURITIES            PORTFOLIO              GROWTH
   PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO           SERIES 2005           PORTFOLIO
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$        54,832     $        35,769      $            --      $             2      $            --      $            --
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


          7,997              46,894                  151               23,834               13,179               10,864
            567               4,987                    2                1,689                  378                  109
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          8,564              51,881                  153               25,523               13,557               10,973
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

         46,268             (16,112)                (153)             (25,521)             (13,557)             (10,973)
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



             --                  --                1,775                2,992                   --                   45
          1,291            (258,299)                  55               11,351               17,104               30,221
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          1,291            (258,299)               1,830               14,343               17,104               30,266
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


        (16,330)            313,359                1,970              117,464               28,047              136,197
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$        31,229     $        38,948      $         3,647      $       106,286      $        31,594      $       155,490
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                             SMITH BARNEY                          SMITH BARNEY
                                                                            INTERNATIONAL       SMITH BARNEY          LARGE
                                                        SMITH BARNEY           ALL CAP           LARGE CAP        CAPITALIZATION
                                                         HIGH INCOME            GROWTH             VALUE              GROWTH
                                                          PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $      103,114      $          471     $       32,117      $        2,193
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                 9,594                 270             16,160              12,098
  Administrative charges ......................                   667                  --              1,387                 707
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                10,261                 270             17,547              12,805
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                92,853                 201             14,570             (10,612)
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                    --                  --                 --                  --
    Realized gain (loss) on sale of investments               (12,755)              1,180             13,590              38,549
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................               (12,755)              1,180             13,590              38,549
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................               (59,287)              2,189             86,908              44,389
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $       20,811      $        3,570     $      115,068      $       72,326
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                              VANGUARD            VANGUARD
                                              VARIABLE            VARIABLE
                         EMERGING            INSURANCE            INSURANCE
   COMSTOCK               GROWTH                FUND             FUND TOTAL             ASSET            CONTRAFUND(R)
  PORTFOLIO -          PORTFOLIO -            MID-CAP           STOCK MARKET           MANAGER           PORTFOLIO -
   CLASS II              CLASS I               INDEX                INDEX           SM PORTFOLIO -         SERVICE
    SHARES                SHARES             PORTFOLIO            PORTFOLIO         INITIAL CLASS           CLASS
---------------     ---------------      ---------------      ---------------      ---------------      ---------------
$           500     $           358      $            --      $            --      $       101,555      $         1,541
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


          1,144               1,136                  482                   43               24,576                7,296
             --                  --                   14                    5                  901                  212
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          1,144               1,136                  496                   48               25,477                7,508
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

           (644)               (778)                (496)                 (48)              76,078               (5,967)
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



          1,731                  --                   --                   --                1,302                  140
            439               2,023                  127                   21              (17,250)               8,988
---------------     ---------------      ---------------      ---------------      ---------------      ---------------

          2,170               2,023                  127                   21              (15,948)               9,128
---------------     ---------------      ---------------      ---------------      ---------------      ---------------


          5,397               8,342               12,538                  547               59,953              144,747
---------------     ---------------      ---------------      ---------------      ---------------      ---------------



$         6,923     $         9,587      $        12,169      $           520      $       120,083      $       147,908
===============     ===============      ===============      ===============      ===============      ===============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                          EQUITY -                                                    MID CAP
                                                          INCOME               GROWTH           HIGH INCOME         PORTFOLIO -
                                                        PORTFOLIO -         PORTFOLIO -         PORTFOLIO -           SERVICE
                                                       INITIAL CLASS       INITIAL CLASS      1INITIAL CLASS          CLASS 2
                                                       --------------      --------------     --------------      --------------
INVESTMENT INCOME:
  Dividends ...................................        $      185,255      $       54,886     $      312,174      $           --
                                                       --------------      --------------     --------------      --------------

EXPENSES:
  Insurance charges ...........................                83,116              79,332             15,082               1,800
  Administrative charges ......................                 6,919               6,602              1,179                  22
                                                       --------------      --------------     --------------      --------------

    Total expenses ............................                90,035              85,934             16,261               1,822
                                                       --------------      --------------     --------------      --------------

      Net investment income (loss) ............                95,220             (31,048)           295,913              (1,822)
                                                       --------------      --------------     --------------      --------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               407,104                  --                 --               2,907
    Realized gain (loss) on sale of investments               104,104            (242,412)           (73,788)              3,240
                                                       --------------      --------------     --------------      --------------

      Realized gain (loss) ....................               511,208            (242,412)           (73,788)              6,147
                                                       --------------      --------------     --------------      --------------

    Change in unrealized gain (loss)
      on investments ..........................               (33,203)            796,725           (181,921)             36,278
                                                       --------------      --------------     --------------      --------------


  Net increase (decrease) in net assets
    resulting from operations .................        $      573,225      $      523,265     $       40,204      $       40,603
                                                       ==============      ==============     ==============      ==============

                        See Notes to Financial Statements

                      This page intentionally left blank.




                       See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                DREYFUS STOCK
                                                     CAPITAL                     INDEX FUND -                    HIGH YIELD
                                                APPRECIATION FUND               INITIAL SHARES                   BOND TRUST
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (88,788)  $    (78,960)  $     78,429   $     94,549   $       (800)  $      8,068
  Realized gain (loss) ..................       190,667       (166,903)        38,828        (33,849)           403          1,577
  Change in unrealized gain (loss)
    on investments ......................     1,676,285      1,986,479        259,228        840,303          1,357            701
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,778,164      1,740,616        376,485        901,003            960         10,346
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       971,249      1,144,222      1,019,003      1,027,390          5,957          6,218
  Participant transfers from other
    funding options .....................       443,382        239,017        225,169        904,451          2,368          1,791
  Contract surrenders ...................    (1,467,435)    (1,520,396)      (982,567)    (1,357,572)        (7,356)       (16,478)
  Participant transfers to other
    funding options .....................    (1,130,746)      (712,335)      (519,839)      (287,630)          (604)        (4,566)
  Other receipts/(payments) .............       (25,281)       (15,630)       (22,029)       (51,922)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    (1,208,831)      (865,122)      (280,263)       234,717            365        (13,035)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       569,333        875,494         96,222      1,135,720          1,325         (2,689)


NET ASSETS:
    Beginning of year ...................    10,983,120     10,107,626     10,324,895      9,189,175        135,072        137,761
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 11,552,453   $ 10,983,120   $ 10,421,117   $ 10,324,895   $    136,397   $    135,072
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                      ALLIANCEBERNSTEIN
                                                                                                          LARGE-CAP
           MANAGED                      MONEY MARKET                    THE MERGER                    GROWTH PORTFOLIO -
         ASSETS TRUST                    PORTFOLIO                       FUND VL                           CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$    (24,318)   $     54,959    $    176,392    $     20,547    $       (376)   $        (24)   $     (1,747)   $     (1,400)
      11,773          (9,490)             --              --           1,080               1           7,311             308

     115,016         229,216              --              --             561             379          24,775          14,978
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     102,471         274,685         176,392          20,547           1,265             356          30,339          13,886
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     373,196         398,915       3,709,173       5,770,468           7,171           2,850          53,027          59,649

      87,479         133,302       3,102,464         908,288          84,118           2,586           5,308          35,479
    (467,915)       (600,165)     (1,260,620)     (4,424,635)         (1,084)            (59)        (39,373)        (27,513)

    (141,969)        (93,329)     (8,747,581)     (3,659,893)           (136)             --         (29,584)           (914)
          --         (44,900)             --          (2,378)             --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (149,209)       (206,177)     (3,196,564)     (1,408,150)         90,069           5,377         (10,622)         66,701
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (46,738)         68,508      (3,020,172)     (1,387,603)         91,334           5,733          19,717          80,587



   3,498,240       3,429,732      11,122,304      12,509,907           5,733              --         210,191         129,604
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  3,451,502    $  3,498,240    $  8,102,132    $ 11,122,304    $     97,067    $      5,733    $    229,908    $    210,191
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                       GLOBAL                                                 GROWTH-INCOME
                                                   GROWTH FUND -                GROWTH FUND -                     FUND -
                                                   CLASS 2 SHARES               CLASS 2 SHARES                CLASS 2 SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $       (780)  $       (999)  $     (1,108)  $     (6,695)  $      9,227   $      1,185
  Realized gain (loss) ..................         4,955          2,993         13,461         13,004         17,979         17,837
  Change in unrealized gain (loss)
    on investments ......................        95,125         35,443        371,520        118,642         55,937         80,641
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        99,300         37,437        383,873        124,951         83,143         99,663
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       120,938         76,941        417,799        400,205        386,387        291,768
  Participant transfers from other
    funding options .....................       550,088         73,528      1,187,826        127,835        208,694        116,154
  Contract surrenders ...................       (61,934)       (31,491)      (202,118)      (152,555)      (165,353)      (156,231)
  Participant transfers to other
    funding options .....................       (10,646)        (2,981)       (49,160)       (74,198)       (43,607)       (42,297)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       598,446        115,997      1,354,347        301,287        386,121        209,394
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       697,746        153,434      1,738,220        426,238        469,264        309,057


NET ASSETS:
    Beginning of year ...................       355,085        201,651      1,284,174        857,936      1,207,743        898,686
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,052,831   $    355,085   $  3,022,394   $  1,284,174   $  1,677,007   $  1,207,743
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

          CITISTREET                     CITISTREET                       CITISTREET                      CITISTREET
         DIVERSIFIED                   INTERNATIONAL                    LARGE COMPANY                   SMALL COMPANY
     BOND FUND - CLASS I            STOCK FUND - CLASS I             STOCK FUND - CLASS I            STOCK FUND - CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$        431    $        451    $        469    $        529    $        106    $         66    $     (1,713)   $     (1,621)
         159              24             444          (1,466)         (1,028)           (816)         17,356              98

        (356)            172           8,630          10,742           2,100           3,106           6,538          47,608
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         234             647           9,543           9,805           1,178           2,356          22,181          46,085
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


         946           1,390          10,310           5,864             614             678          16,927          19,294

         559              --           1,774           3,660              83           1,806           6,308           7,843
        (597)           (566)        (11,772)        (15,784)         (6,427)         (3,544)        (21,938)        (30,587)

      (1,917)             --          (6,988)         (1,374)           (394)           (539)        (14,907)         (9,095)
          --              --            (187)           (375)             --            (374)         (1,408)           (371)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (1,009)            824          (6,863)         (8,009)         (6,124)         (1,973)        (15,018)        (12,916)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

        (775)          1,471           2,680           1,796          (4,946)            383           7,163          33,169



      17,106          15,635          77,468          75,672          27,299          26,916         364,279         331,110
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$     16,331    $     17,106    $     80,148    $     77,468    $     22,353    $     27,299    $    371,442    $    364,279
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                              DREYFUS VIF -
                                                    CREDIT SUISSE                  DELAWARE                    APPRECIATION
                                                    TRUST EMERGING            VIP REIT SERIES -                PORTFOLIO -
                                                  MARKETS PORTFOLIO             STANDARD CLASS                INITIAL SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $        (56)  $       (264)  $      1,379   $       (240)  $        (54)  $         55
  Realized gain (loss) ..................         3,101          3,089         10,489            135            115             97
  Change in unrealized gain (loss)
    on investments ......................        22,035         12,156          4,734         14,949            186             58
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        25,080         14,981         16,602         14,844            247            210
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........        28,828         32,571         69,502          1,755          3,836            521
  Participant transfers from other
    funding options .....................         6,904         16,000         79,230        129,983          3,947          5,676
  Contract surrenders ...................       (10,570)       (12,811)       (15,215)        (2,037)        (3,869)          (606)
  Participant transfers to other
    funding options .....................        (5,008)        (7,919)       (15,478)            --             --         (3,542)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        20,154         27,841        118,039        129,701          3,914          2,049
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        45,234         42,822        134,641        144,545          4,161          2,259


NET ASSETS:
    Beginning of year ...................        78,514         35,692        144,545             --          2,307             48
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    123,748   $     78,514   $    279,186   $    144,545   $      6,468   $      2,307
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                          TEMPLETON
                                          FRANKLIN                                                        DEVELOPING
        DREYFUS VIF -                    SMALL-MID                                                         MARKETS
          DEVELOPING                     CAP GROWTH                     MUTUAL SHARES                     SECURITIES
     LEADERS PORTFOLIO -             SECURITIES FUND -                SECURITIES FUND -                     FUND -
        INITIAL SHARES                 CLASS 2 SHARES                   CLASS 2 SHARES                  CLASS 2 SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$     (4,474)   $     (3,099)   $     (3,705)   $     (2,687)   $         86    $        (73)   $        511    $         14
      15,143           6,508           4,664           2,415           1,372              58             762              40

      15,917          48,877          19,727          36,213           9,029           6,080          22,635           2,250
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      26,586          52,286          20,686          35,941          10,487           6,065          23,908           2,304
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     117,187          87,032          78,340          75,042          44,541          31,108          31,657           4,340

       8,187          10,549          99,870          63,283          13,177          41,206          93,560           7,626
     (69,092)        (52,377)        (44,437)        (35,476)        (12,409)         (4,924)         (9,741)           (517)

     (57,912)        (23,292)         (9,201)         (6,932)         (4,958)           (242)           (372)            (46)
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      (1,630)         21,912         124,572          95,917          40,351          67,148         115,104          11,403
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      24,956          74,198         145,258         131,858          50,838          73,213         139,012          13,707



     560,122         485,924         394,940         263,082          73,592             379          13,707              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    585,078    $    560,122    $    540,198    $    394,940    $    124,430    $     73,592    $    152,719    $     13,707
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                      TEMPLETON                    TEMPLETON                     TEMPLETON
                                                       FOREIGN                    GLOBAL ASSET                 GLOBAL INCOME
                                                  SECURITIES FUND -            ALLOCATION FUND -             SECURITIES FUND -
                                                    CLASS 2 SHARES               CLASS 1 SHARES                CLASS 1 SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      1,815   $         14   $    142,288   $     95,795   $     52,383   $     95,393
  Realized gain (loss) ..................           744            103         54,392         11,639         14,071         20,491
  Change in unrealized gain (loss)
    on investments ......................        50,305         12,372        (63,285)       514,084       (101,869)         2,361
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        52,864         12,489        133,395        621,518        (35,415)       118,245
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       110,763         53,095        304,399        328,425         50,260         65,606
  Participant transfers from other
    funding options .....................       500,465         36,775        111,500        105,269         86,793         37,839
  Contract surrenders ...................       (24,073)        (5,430)      (583,099)      (508,950)      (116,005)      (149,579)
  Participant transfers to other
    funding options .....................        (1,523)          (340)      (169,608)      (116,054)       (48,527)       (39,165)
  Other receipts/(payments) .............            --             --             --         (5,439)            --         (9,476)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       585,632         84,100       (336,808)      (196,749)       (27,479)       (94,775)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       638,496         96,589       (203,413)       424,769        (62,894)        23,470


NET ASSETS:
    Beginning of year ...................       103,355          6,766      4,674,890      4,250,121        939,185        915,715
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    741,851   $    103,355   $  4,471,477   $  4,674,890   $    876,291   $    939,185
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

          TEMPLETON
      GROWTH SECURITIES                                                     EQUITY
            FUND -                     GOLDMAN SACHS                  INDEX PORTFOLIO -                   FUNDAMENTAL
        CLASS 1 SHARES              CAPITAL GROWTH FUND                 CLASS I SHARES                  VALUE PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$     49,632    $     51,312    $       (649)   $        (18)   $     35,378    $     33,871    $      6,401    $     (7,422)
      60,252         (81,989)          1,617             334          30,098          24,955         351,021         165,126

     782,393       1,528,301             112           7,640         110,122         255,441        (161,962)        161,994
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     892,277       1,497,624           1,080           7,956         175,598         314,267         195,460         319,698
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     715,938         746,899          18,454           7,526         316,531         260,053         480,246         537,498

   1,079,298         261,229           4,579          31,257       1,014,272         742,266         266,675         603,739
  (1,246,248)     (1,320,366)         (5,804)         (7,198)       (384,180)       (368,963)       (399,790)       (462,687)

    (535,265)       (501,337)        (31,865)         (3,457)       (122,331)       (102,076)       (351,088)       (339,963)
      (9,322)        (29,817)             --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       4,401        (843,392)        (14,636)         28,128         824,292         531,280          (3,957)        338,587
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     896,678         654,232         (13,556)         36,084         999,890         845,547         191,503         658,285



  11,003,526      10,349,294         107,579          71,495       3,943,847       3,098,300       4,844,071       4,185,786
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 11,900,204    $ 11,003,526    $     94,023    $    107,579    $  4,943,737    $  3,943,847    $  5,035,574    $  4,844,071
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        GLOBAL                      MID CAP                     WORLDWIDE
                                                TECHNOLOGY PORTFOLIO -         GROWTH PORTFOLIO -           GROWTH PORTFOLIO -
                                                    SERVICE SHARES               SERVICE SHARES               SERVICE SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (1,136)  $     (1,202)  $     (4,191)  $     (3,532)  $      1,143   $        255
  Realized gain (loss) ..................        (1,125)        (2,491)        26,664             34         (4,404)        (8,185)
  Change in unrealized gain (loss)
    on investments ......................        14,561          3,445         30,873         82,891         16,882         22,745
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        12,300           (248)        53,346         79,393         13,621         14,815
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........         8,221         23,659         36,383         45,148         55,082         70,168
  Participant transfers from other
    funding options .....................        10,552         27,616        135,087         71,661         33,369         59,816
  Contract surrenders ...................       (22,392)       (25,998)       (78,470)       (36,851)       (53,574)      (115,394)
  Participant transfers to other
    funding options .....................       (61,139)        (7,551)      (104,953)       (13,645)       (84,819)        (5,639)
  Other receipts/(payments) .............           185             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (64,573)        17,726        (11,953)        66,313        (49,942)         8,951
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       (52,273)        17,478         41,393        145,706        (36,321)        23,766


NET ASSETS:
    Beginning of year ...................       159,493        142,015        495,727        350,021        365,966        342,200
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    107,220   $    159,493   $    537,120   $    495,727   $    329,645   $    365,966
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                          PIONEER
            LAZARD                          REAL                            TOTAL                      MID CAP VALUE
          RETIREMENT                 RETURN PORTFOLIO -               RETURN PORTFOLIO -              VCT PORTFOLIO -
     SMALL CAP PORTFOLIO            ADMINISTRATIVE CLASS             ADMINISTRATIVE CLASS             CLASS II SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$       (588)   $       (210)   $      1,813    $         --    $     52,724    $     16,068    $     (1,399)   $       (877)
       6,267              (9)          1,751              --          37,168          27,864          23,973           7,523

        (972)          3,632          (4,636)             --         (56,523)         16,838          (4,961)         28,544
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       4,707           3,413          (1,072)             --          33,369          60,770          17,613          35,190
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      12,647           7,592             709              --         388,318         300,907          77,814          52,936

      61,627          27,359         201,050              --         380,814         125,444          18,289          22,414
     (10,141)         (2,316)         (2,336)             --        (259,956)       (221,571)        (31,294)        (17,989)

         (99)            (55)            (13)             --         (45,437)        (28,131)        (26,300)         (6,751)
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      64,034          32,580         199,410              --         463,739         176,649          38,509          50,610
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      68,741          35,993         198,338              --         497,108         237,419          56,122          85,800



      38,885           2,892              --              --       1,640,026       1,402,607         228,412         142,612
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    107,626    $     38,885    $    198,338    $         --    $  2,137,134    $  1,640,026    $    284,534    $    228,412
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    PUTNAM VT                     PUTNAM VT                      PUTNAM VT
                                                    DISCOVERY                   INTERNATIONAL                    SMALL CAP
                                                  GROWTH FUND -                 EQUITY FUND -                   VALUE FUND -
                                                 CLASS IB SHARES               CLASS IB SHARES                CLASS IB SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $       (198)  $       (176)  $      2,462   $      2,117   $     (3,605)  $     (1,358)
  Realized gain (loss) ..................           556          1,779         12,174          7,444         38,471         10,690
  Change in unrealized gain (loss)
    on investments ......................         1,252            310         30,702         40,774            826         52,601
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........         1,610          1,913         45,338         50,335         35,692         61,933
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........         5,931          7,277         76,626         71,435         87,016         83,770
  Participant transfers from other
    funding options .....................             3             15          3,731          6,667        260,004         43,367
  Contract surrenders ...................        (3,831)        (3,956)       (36,889)       (43,701)       (27,108)       (24,539)
  Participant transfers to other
    funding options .....................            (4)        (6,373)       (34,909)        (6,594)       (65,201)       (57,634)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..         2,099         (3,037)         8,559         27,807        254,711         44,964
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets         3,709         (1,124)        53,897         78,142        290,403        106,897


NET ASSETS:
    Beginning of year ...................        23,507         24,631        385,067        306,925        322,716        215,819
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $     27,216   $     23,507   $    438,964   $    385,067   $    613,119   $    322,716
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                           MULTIPLE                        MULTIPLE
            EAFE(R)                        SMALL CAP                DISCIPLINE PORTFOLIO -          DISCIPLINE PORTFOLIO -
     EQUITY INDEX FUND -                INDEX FUND -                       ALL CAP                     BALANCED ALL CAP
        CLASS A SHARES                 CLASS A SHARES                  GROWTH AND VALUE                GROWTH AND VALUE
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$     18,479    $      8,116    $     (3,876)   $     (6,761)   $       (169)   $         18    $      1,076    $        106
      90,305           5,171          96,091          62,397           2,605             124           1,942              65

    (100,909)         84,097           3,112         213,331           1,245           1,733           2,124             438
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       7,875          97,384          95,327         268,967           3,681           1,875           5,142             609
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      31,881          68,509         216,247         222,752          45,136          20,440          51,594          10,147

     370,271         172,848         504,611         566,953          34,526          12,182         107,984           8,641
     (25,329)        (38,603)       (145,396)       (187,035)        (25,227)         (2,890)        (30,821)         (2,539)

  (1,057,833)        (70,728)       (174,279)       (323,511)           (541)           (334)           (273)            (44)
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (681,010)        132,026         401,183         279,159          53,894          29,398         128,484          16,205
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (673,135)        229,410         496,510         548,126          57,575          31,273         133,626          16,814



     673,135         443,725       1,939,506       1,391,380          31,273              --          16,814              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$         --    $    673,135    $  2,436,016    $  1,939,506    $     88,848    $     31,273    $    150,440    $     16,814
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     AIM CAPITAL                 CONVERTIBLE
                                                     APPRECIATION                 SECURITIES                   EQUITY INCOME
                                                      PORTFOLIO                   PORTFOLIO                      PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (18,491)  $    (20,839)  $      6,149   $      1,510   $     (8,865)  $      5,735
  Realized gain (loss) ..................      (123,214)      (110,966)         5,790          4,789         29,558         53,218
  Change in unrealized gain (loss)
    on investments ......................       348,586        281,491         (8,713)           103         22,303         24,719
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       206,881        149,686          3,226          6,402         42,996         83,672
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       284,693        325,351         44,518         42,595        224,144        186,574
  Participant transfers from other
    funding options .....................       168,791         52,772        154,276          9,697        131,483        153,227
  Contract surrenders ...................      (379,420)      (343,105)       (22,630)       (34,374)      (185,613)      (122,316)
  Participant transfers to other
    funding options .....................      (357,939)      (135,105)          (591)       (15,865)       (20,976)       (26,166)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (283,875)      (100,087)       175,573          2,053        149,038        191,319
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       (76,994)        49,599        178,799          8,455        192,034        274,991


NET ASSETS:
    Beginning of year ...................     2,935,917      2,886,318        114,334        105,879      1,038,734        763,743
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  2,858,923   $  2,935,917   $    293,133   $    114,334   $  1,230,768   $  1,038,734
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                           MANAGED                         MANAGED
                                          MANAGED                     ALLOCATION SERIES:              ALLOCATION SERIES:
          LARGE CAP                  ALLOCATION SERIES:                  CONSERVATIVE                MODERATE-AGGRESSIVE
          PORTFOLIO                 AGGRESSIVE PORTFOLIO                  PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$     (1,304)   $        110    $        (82)   $         --    $         47    $         --    $        832    $         --
       3,171           2,255              65              --              21              --             192              --

      11,136           6,032             (33)             --              34              --           5,445              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      13,003           8,397             (50)             --             102              --           6,469              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      47,116          34,475             390              --           1,059              --          22,058              --

      16,237          12,639         263,883              --           9,522              --         242,489              --
     (23,145)        (19,819)           (428)             --            (135)             --          (3,797)             --

      (8,933)        (12,219)             --              --             (16)             --              --              --
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      31,275          15,076         263,845              --          10,430              --         260,750              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      44,278          23,473         263,795              --          10,532              --         267,219              --



     153,834         130,361              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    198,112    $    153,834    $    263,795    $         --    $     10,532    $         --    $    267,219    $         --
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     MANAGED
                                                ALLOCATION SERIES:
                                              MODERATE-CONSERVATIVE              MFS MID CAP                     MFS TOTAL
                                                    PORTFOLIO                  GROWTH PORTFOLIO               RETURN PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $        120   $         --   $     (2,241)  $     (1,952)  $     76,886   $     77,943
  Realized gain (loss) ..................            17             --          4,734          5,796        296,627        308,025
  Change in unrealized gain (loss)
    on investments ......................           186             --          5,741         27,960       (260,305)       172,572
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........           323             --          8,234         31,804        113,208        558,540
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........            50             --         78,924         87,760        720,554        638,000
  Participant transfers from other
    funding options .....................        35,575             --          4,148         31,421        571,959        252,864
  Contract surrenders ...................          (334)            --        (33,631)       (38,698)      (682,393)    (2,288,383)
  Participant transfers to other
    funding options .....................            --             --        (14,289)       (31,525)      (145,010)      (142,478)
  Other receipts/(payments) .............            --             --             --             --             --        (22,283)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        35,291             --         35,152         48,958        465,110     (1,562,280)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        35,614             --         43,386         80,762        578,318     (1,003,740)


NET ASSETS:
    Beginning of year ...................            --             --        272,785        192,023      4,973,161      5,976,901
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $     35,614   $         --   $    316,171   $    272,785   $  5,551,479   $  4,973,161
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

          MFS VALUE                     PIONEER FUND                PIONEER STRATEGIC                 STRATEGIC EQUITY
          PORTFOLIO                      PORTFOLIO                   INCOME PORTFOLIO                    PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$        829    $         --    $     (3,276)   $        642    $     46,268    $     40,367    $    (16,112)   $     34,269
       3,574              --          (2,590)         (5,540)          1,291          (3,197)       (258,299)       (332,167)

      (2,595)             --          26,662          40,808         (16,330)         20,042         313,359         855,609
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       1,808              --          20,796          35,910          31,229          57,212          38,948         557,711
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       8,679              --          46,753          63,512          97,547          83,928         522,415         676,263

      86,364              --          18,425          26,809         659,374         188,717         199,397          54,428
      (2,979)             --         (43,300)        (38,102)       (102,966)        (44,808)       (787,536)     (1,167,970)

        (752)             --          (9,534)         (6,858)         (8,830)       (133,857)       (554,975)       (232,429)
          --              --              --            (374)             --              --             486         (33,406)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      91,312              --          12,344          44,987         645,125          93,980        (620,213)       (703,114)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      93,120              --          33,140          80,897         676,354         151,192        (581,265)       (145,403)



          --              --         393,771         312,874         686,338         535,146       6,552,351       6,697,754
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$     93,120    $         --    $    426,911    $    393,771    $  1,362,692    $    686,338    $  5,971,086    $  6,552,351
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        STYLE
                                                    FOCUS SERIES:                                               ZERO COUPON
                                                      SMALL CAP                U.S. GOVERNMENT                   BOND FUND
                                                   GROWTH PORTFOLIO          SECURITIES PORTFOLIO          PORTFOLIO SERIES 2005
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $       (153)  $         --   $    (25,521)  $    101,670   $    (13,557)  $     84,313
  Realized gain (loss) ..................         1,830             --         14,343         43,132         17,104         34,559
  Change in unrealized gain (loss)
    on investments ......................         1,970             --        117,464         42,263         28,047       (109,793)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........         3,647             --        106,286        187,065         31,594          9,079
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........         1,182             --        390,461        431,309         22,992         40,013
  Participant transfers from other
    funding options .....................        96,629             --        222,446        429,666          8,224        102,899
  Contract surrenders ...................        (1,301)            --       (328,595)      (782,495)    (1,727,847)       (59,985)
  Participant transfers to other
    funding options .....................        (6,329)            --       (179,379)    (1,129,236)      (526,602)      (192,431)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        90,181             --        104,933     (1,050,756)    (2,223,233)      (109,504)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets        93,828             --        211,219       (863,691)    (2,191,639)      (100,425)


NET ASSETS:
    Beginning of year ...................            --             --      2,968,179      3,831,870      2,191,639      2,292,064
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $     93,828   $         --   $  3,179,398   $  2,968,179   $         --   $  2,191,639
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                       SMITH BARNEY
        SMITH BARNEY                    SMITH BARNEY                  INTERNATIONAL                       SMITH BARNEY
         AGGRESSIVE                     HIGH INCOME                      ALL CAP                           LARGE CAP
      GROWTH PORTFOLIO                   PORTFOLIO                   GROWTH PORTFOLIO                   VALUE PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$    (10,973)   $     (8,573)   $     92,853    $     87,435    $        201    $         48    $     14,570    $     21,930
      30,266          12,016         (12,755)        (17,099)          1,180             476          13,590         (13,772)

     136,197          93,417         (59,287)         37,119           2,189           4,110          86,908         183,380
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     155,490          96,860          20,811         107,455           3,570           4,634         115,068         191,538
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     274,836         305,568         132,815         156,149           6,216           6,800         234,354         280,806

      95,401         263,263         112,133          80,910             657             341          98,955         331,206
    (160,756)       (137,842)       (134,955)       (121,415)         (3,750)         (4,121)       (312,201)       (267,372)

    (101,409)        (12,164)        (51,471)        (98,680)         (2,970)           (739)       (235,895)       (303,133)
          --              --            (928)         (2,670)             --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     108,072         418,825          57,594          14,294             153           2,281        (214,787)         41,507
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     263,562         515,685          78,405         121,749           3,723           6,915         (99,719)        233,045



   1,309,210         793,525       1,215,968       1,094,219          32,157          25,242       2,134,935       1,901,890
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,572,772    $  1,309,210    $  1,294,373    $  1,215,968    $     35,880    $     32,157    $  2,035,216    $  2,134,935
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                   SMITH BARNEY
                                                      LARGE                                                       EMERGING
                                                  CAPITALIZATION             COMSTOCK PORTFOLIO -            GROWTH PORTFOLIO -
                                                 GROWTH PORTFOLIO              CLASS II SHARES                 CLASS I SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (10,612)  $     (6,056)  $       (644)  $       (103)  $       (778)  $       (927)
  Realized gain (loss) ..................        38,549         28,410          2,170            105          2,023            479
  Change in unrealized gain (loss)
    on investments ......................        44,389        (24,868)         5,397          4,721          8,342          8,826
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        72,326         (2,514)         6,923          4,723          9,587          8,378
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       174,107        193,708         30,369         36,682         33,965         33,332
  Participant transfers from other
    funding options .....................       248,493        531,305        132,266         13,847          1,292         21,257
  Contract surrenders ...................      (133,001)      (145,198)       (15,471)        (2,147)       (26,245)       (19,943)
  Participant transfers to other
    funding options .....................      (372,885)      (272,982)        (3,327)        (2,244)        (8,953)        (3,733)
  Other receipts/(payments) .............            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       (83,286)       306,833        143,837         46,138             59         30,913
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       (10,960)       304,319        150,760         50,861          9,646         39,291


NET ASSETS:
    Beginning of year ...................     1,678,379      1,374,060         50,861             --        136,190         96,899
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,667,419   $  1,678,379   $    201,621   $     50,861   $    145,836   $    136,190
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

           VANGUARD                  VANGUARD VARIABLE
      VARIABLE INSURANCE               INSURANCE FUND                  ASSET MANAGER
         FUND MID-CAP                   TOTAL STOCK                    SM PORTFOLIO -             CONTRAFUND(R) PORTFOLIO -
       INDEX PORTFOLIO             MARKET INDEX PORTFOLIO              INITIAL CLASS                   SERVICE CLASS
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2005            2004            2005            2004            2005            2004            2005            2004
     ----            ----            ----            ----            ----            ----            ----            ----
$       (496)   $         --    $        (48)   $         --    $     76,078    $     81,244    $     (5,967)   $     (3,397)
         127              --              21              --         (15,948)        (39,259)          9,128           8,428

      12,538              --             547              --          59,953         134,138         144,747          82,259
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      12,169              --             520              --         120,083         176,123         147,908          87,290
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      10,706              --             290              --         266,541         302,986         200,408         195,799

     226,885              --          49,043              --          42,963         134,823         257,869          49,970
      (2,875)             --            (320)             --        (517,529)       (511,886)        (79,737)        (57,912)

      (5,208)             --            (896)             --         (74,130)       (160,029)        (10,180)        (38,663)
          --              --              --              --         (11,641)        (18,901)             --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     229,508              --          48,117              --        (293,796)       (253,007)        368,360         149,194
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     241,677              --          48,637              --        (173,713)        (76,884)        516,268         236,484



          --              --              --              --       3,886,739       3,963,623         713,838         477,354
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    241,677    $         --    $     48,637    $         --    $  3,713,026    $  3,886,739    $  1,230,106    $    713,838
============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     EQUITY -
                                                INCOME PORTFOLIO -            GROWTH PORTFOLIO -          HIGH INCOME PORTFOLIO -
                                                  INITIAL CLASS                 INITIAL CLASS                  INITIAL CLASS
                                           ---------------------------   ---------------------------   ---------------------------
                                                2005           2004           2005           2004           2005           2004
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     95,220   $     92,132   $    (31,048)  $    (57,147)  $    295,913   $    154,036
  Realized gain (loss) ..................       511,208        181,887       (242,412)      (349,725)       (73,788)       (75,213)
  Change in unrealized gain (loss)
    on investments ......................       (33,203)       877,724        796,725        677,491       (181,921)        96,018
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       573,225      1,151,743        523,265        270,619         40,204        174,841
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant premium payments ..........       801,167        857,854        994,115      1,357,794        183,876        208,045
  Participant transfers from other
    funding options .....................       465,989        264,839        347,991        524,575         83,037         48,274
  Contract surrenders ...................    (1,016,427)    (2,179,411)    (1,501,606)    (1,721,394)      (259,610)      (254,328)
  Participant transfers to other
    funding options .....................      (587,929)      (343,063)      (475,979)      (451,518)      (111,315)       (83,991)
  Other receipts/(payments) .............          (208)       (37,478)        (3,100)       (73,333)        (9,371)       (15,841)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..      (337,408)    (1,437,259)      (638,579)      (363,876)      (113,383)       (97,841)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       235,817       (285,516)      (115,314)       (93,257)       (73,179)        77,000


NET ASSETS:
    Beginning of year ...................    11,573,029     11,858,545     11,395,057     11,488,314      2,175,190      2,098,190
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 11,808,846   $ 11,573,029   $ 11,279,743   $ 11,395,057   $  2,102,011   $  2,175,190
                                           ============   ============   ============   ============   ============   ============

                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

  MID CAP PORTFOLIO -
    SERVICE CLASS 2
-----------------------
   2005            2004
   ----            ----

$  (1,822)    $    (598)
    6,147           385

   36,278        18,433
---------     ---------


   40,603        18,220
---------     ---------


   75,953        23,322

   84,528       104,950
  (26,330)       (9,382)

  (10,724)         (418)
       --            --
---------     ---------


  123,427       118,472
---------     ---------

  164,030       136,692



  145,606         8,914
---------     ---------
$ 309,636     $ 145,606
=========     =========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio and Strategic Equity Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust.

The  Travelers  Fund UL for Variable  Life  Insurance  ("Fund UL") is a separate account of The Travelers Insurance Company ("The Company"), a wholly owned subsidiary of MetLife, and is available for funding certain variable life insurance contracts issued by The Company. Fund UL, established on November 10, 1983, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund UL are InVest, Travelers MarketLife, Travelers Variable Life Accumulator, Travelers Variable Life
Accumulator Series 2, Travelers Variable Life Accumulator Series 3, Travelers Variable Life, Travelers Variable Survivorship Life Insurance and Travelers Variable Survivorship Life II.

Participant premium payments applied to Fund UL are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, the investments comprising Fund UL were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Dreyfus Stock Index Fund - Initial Shares, Maryland business trust
     High Yield Bond Trust, Massachusetts business trust, Affiliate of The
       Company
     Managed Assets Trust, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     The Merger Fund VL, Delaware business trust
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Large-Cap Growth Portfolio - Class B (Formerly
           AllianceBernstein Premier Growth Portfolio - Class B)
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
       Company
         CitiStreet Diversified Bond Fund - Class I Shares
         CitiStreet International Stock Fund - Class I Shares
         CitiStreet Large Company Stock Fund - Class I Shares
         CitiStreet Small Company Stock Fund - Class I Shares
     Credit Suisse Trust, Massachusetts business trust
         Credit Suisse Trust Emerging Markets Portfolio
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF - Appreciation Portfolio - Initial Shares
         Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
           (Formerly Franklin Small Cap Fund - Class 2 Shares)
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Global Asset Allocation Fund - Class 1 Shares
         Templeton Global Income Securities Fund - Class 1 Shares
         Templeton Growth Securities Fund - Class 1 Shares
     Goldman Sachs Variable Insurance Trust, Delaware business trust
         Goldman Sachs Capital Growth Fund

     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Equity Index Portfolio - Class I Shares
         Fundamental Value Portfolio
     Janus Aspen Series, Delaware business trust
         Global Technology Portfolio - Service Shares
         Mid Cap Growth Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Pioneer Variable Contracts Trust, Massachusetts business trust
         Pioneer Mid Cap Value VCT Portfolio - Class II Shares
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT Discovery Growth Fund - Class IB Shares
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Scudder Investment VIT Funds, Massachusetts business trust
         Small Cap Index Fund - Class A Shares
     Smith Barney Multiple Discipline Trust, Massachusetts business trust
         Multiple Discipline Portfolio - All Cap Growth and Value
         Multiple Discipline Portfolio - Balanced All Cap Growth and Value
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         Convertible Securities Portfolio
         Equity Income Portfolio
         Large Cap Portfolio
         Managed Allocation Series: Aggressive Portfolio
         Managed Allocation Series: Conservative Portfolio
         Managed Allocation Series: Moderate-Aggressive Portfolio
         Managed Allocation Series: Moderate-Conservative Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Total Return Portfolio
         MFS Value Portfolio
         Pioneer Fund Portfolio
         Pioneer Strategic Income Portfolio
         Strategic Equity Portfolio
         Style Focus Series: Small Cap Growth Portfolio
         U.S. Government Securities Portfolio
     Travelers Series Fund Inc., Maryland business trust
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney International All Cap Growth Portfolio
         Smith Barney Large Cap Value Portfolio
         Smith Barney Large Capitalization Growth Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class I Shares
     Vanguard (R) Variable Insurance Fund, Delaware business trust
         Vanguard Variable Insurance Fund Mid-Cap Index Portfolio
         Vanguard Variable Insurance Fund Total Stock Market Index Portfolio Variable Insurance Products Fund, Massachusetts business trust
         Asset Manager SM Portfolio - Initial Class (Formerly Asset Manager
           Portfolio - Initial Class)
         Contrafund(R) Portfolio - Service Class

     Variable Insurance Products Fund, Massachusetts business trust (continued)

         Equity - Income Portfolio - Initial Class
         Growth Portfolio - Initial Class
         High Income Portfolio - Initial Class
         Mid Cap Portfolio - Service Class 2

New Funds in 2005 included above:

Managed Allocation Series: Aggressive Portfolio                             The Travelers Series Trust                 5/2/2005
Managed Allocation Series: Conservative Portfolio                           The Travelers Series Trust                 5/2/2005
Managed Allocation Series: Moderate-Aggressive Portfolio                    The Travelers Series Trust                 5/2/2005
Managed Allocation Series: Moderate-Conservative Portfolio                  The Travelers Series Trust                 5/2/2005
MFS Value Portfolio                                                         The Travelers Series Trust                 5/2/2005
Real Return Portfolio - Administrative Class                                PIMCO Variable Insurance Trust             5/2/2005
Style Focus Series: Small Cap Growth Portfolio                              The Travelers Series Trust                 5/2/2005
Vanguard Variable Insurance Fund Mid-Cap Index Portfolio                    Vanguard (R) Variable Insurance Fund         5/2/2005
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio         Vanguard (R) Variable Insurance Fund         5/2/2005

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund UL or shares of Fund UL's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for Fund UL product(s) offered by The Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

The operations of Fund UL form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

In 2001, Fund UL adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset based charges listed below are deducted, as appropriate, each business day, and are assessed through the calculation of unit values:

      -     Mortality and Expense Risks assumed by The Company (M&E)
      -     Separate Account Expense Charge (SAE)

The table below displays current separate account charges with their associated products offered in this Separate Account for each funding option:

-----------------------------------------------------------------------------------------------------------------------------------
FUND   UL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Asset-based Charges
                                                                                                        ---------------------------
                                                                                                                              Total
   Separate Account Charge (1)     Product                                                                M&E (3)   SAE (3)  Charge
-----------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.20%      Travelers Variable Life (Applies to the policy years 16 and greater)    0.20%              0.20%
                                   Travelers Variable Life Accumulator (Applies to the policy years 16     0.20%              0.20%
                                   and greater)

Separate Account Charge 0.25%      Travelers MarketLife (Applies to policies issued on or after            0.25%              0.25%
                                   5/1/1998 and in policy years 16 and greater)

Separate Account Charge 0.35%      Travelers Variable Survivorship Life Insurance (Applies to the          0.35%              0.35%
                                   policy years 16 and greater)
                                   Travelers Variable Survivorship Life  II (Applies to the policy         0.35%              0.35%
                                   years 16 and greater)

Separate Account Charge 0.40%      Travelers Variable Life Accumulator - Series 2 (Applies to policy       0.40%              0.40%
                                   years 6-15)  (2)
                                   Travelers Variable Life Accumulator - Series 3 (Applies to policy       0.40%              0.40%
                                   years 6-15)  (2)

Separate Account Charge 0.45%      Travelers MarketLife (Applies to policies issued on or after            0.45%              0.45%
                                   7/12/1995 and prior to 5/1/1998 and in policy years 16 and greater)

Separate Account Charge 0.60%      Invest                                                                  0.60%              0.60%
                                   Travelers MarketLife (Applies to policies issued prior to 7/12/1995)    0.60%              0.60%

Separate Account Charge 0.65%      Travelers Variable Life Accumulator (Applies to policies for the        0.65%              0.65%
                                   first 15 policy years)
                                   Travelers Variable Life Accumulator - Series 2 (Applies to policy       0.65%              0.65%
                                   years 1-5)  (2)
                                   Travelers Variable Life Accumulator - Series 3 (Applies to policy       0.65%              0.65%
                                   years 1-5)  (2)

Separate Account Charge 0.85%      Travelers Variable Life (Applies to the policies in the first 15        0.85%              0.85%
                                   years)

Separate Account Charge 0.90%      Travelers MarketLife (Applies to policies issued on or after            0.80%     0.10%    0.90%
                                   7/12/1995 for the first 15 policy years)
                                   Travelers Variable Survivorship Life Insurance (Applies to the          0.80%     0.10%    0.90%
                                   policies in the first 15 years)
                                   Travelers Variable Survivorship Life II (Applies to the policies in     0.80%     0.10%    0.90%
                                   the first 15 years)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values may not be available through certain sub-accounts.
(2) Travelers Variable Life Accumulator - Series 2 has a 0.00% current charge in policy years 16 and greater.
(3) The Invest product has a guarantee that the M&E and the SAE charges will not exceed 0.80% and 0.10% respectively for all policy years. The Travelers Variable Life Accumulator - Series 2 product has a guarantee that the M&E charge will not exceed 0.65% for the first 15 policy years and will not exceed 0.20% in policy years 16 and greater.

The Company receives contingent surrender charges on full or partial contract surrenders. Such charges are assessed through the redemption of units by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus).

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. PORTFOLIO MERGERS, SUBSTITUTIONS AND/OR LIQUIDATIONS

Effective July 25, 2005, The Scudder Investment VIT Funds: EAFE Equity Index Fund - Class A Shares was liquidated.

Effective December 16, 2005, The Travelers Series Trust: Zero Coupon Bond Portfolio Series 2005 was closed.

5. STATEMENT OF INVESTMENTS                                                           FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                          --------------------------------------------------------

INVESTMENTS                                                                  NO. OF         MARKET        COST OF        PROCEEDS
                                                                             SHARES         VALUE        PURCHASES      FROM SALES
                                                                          -----------    -----------    -----------    -----------
CAPITAL APPRECIATION FUND (8.4%)
    Total (Cost $9,419,257)                                                   147,582    $11,552,705    $   559,628    $ 1,856,994
                                                                          -----------    -----------    -----------    -----------

DREYFUS STOCK INDEX FUND, INC. (7.6%)
    Total (Cost $9,751,224)                                                   327,510     10,421,361        874,500      1,076,090
                                                                          -----------    -----------    -----------    -----------

HIGH YIELD BOND TRUST (0.1%)
    Total (Cost $126,613)                                                      13,586        136,399          6,185          6,617
                                                                          -----------    -----------    -----------    -----------

MANAGED ASSETS TRUST (2.5%)
    Total (Cost $3,418,784)                                                   200,673      3,451,571        239,501        391,808
                                                                          -----------    -----------    -----------    -----------

MONEY MARKET PORTFOLIO (5.9%)
    Total (Cost $8,088,628)                                                 8,088,628      8,088,628      5,823,193      8,847,458
                                                                          -----------    -----------    -----------    -----------

THE MERGER FUND VL (0.1%)
    Total (Cost $96,129)                                                        8,857         97,069         92,108          1,357
                                                                          -----------    -----------    -----------    -----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.2%)
  AllianceBernstein Large-Cap Growth Portfolio - Class B
    Total (Cost $185,730)                                                       8,663        229,913         40,762         53,125
                                                                          -----------    -----------    -----------    -----------

AMERICAN FUNDS INSURANCE SERIES (4.2%)
  Global Growth Fund - Class 2 Shares (Cost $882,871)                          53,937      1,052,855        629,529         31,839
  Growth Fund - Class 2 Shares (Cost $2,419,044)                               51,246      3,022,464      1,444,560         91,252
  Growth-Income Fund - Class 2 Shares (Cost $1,417,299)                        43,994      1,677,044        485,078         83,618
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $4,719,214)                                                   149,177      5,752,363      2,559,167        206,709
                                                                          -----------    -----------    -----------    -----------

CITISTREET FUNDS, INC. (0.4%)
  CitiStreet Diversified Bond Fund - Class I (Cost $15,525)                     1,398         16,331          1,688          2,265
  CitiStreet International Stock Fund - Class I (Cost $70,535)                  5,232         80,150         11,552         17,945
  CitiStreet Large Company Stock Fund - Class I (Cost $24,042)                  1,819         22,353            759          6,776
  CitiStreet Small Company Stock Fund - Class I (Cost $328,555)                25,921        371,448         30,834         32,490
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $438,657)                                                      34,370        490,282         44,833         59,476
                                                                          -----------    -----------    -----------    -----------

CREDIT SUISSE TRUST (0.1%)
  Credit Suisse Trust Emerging Markets Portfolio
    Total (Cost $81,659)                                                        7,357        123,751         31,569         11,468
                                                                          -----------    -----------    -----------    -----------

DELAWARE VIP TRUST (0.2%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $259,510)                                                      14,874        279,193        155,053         26,193
                                                                          -----------    -----------    -----------    -----------

DREYFUS VARIABLE INVESTMENT FUND (0.4%)
  Dreyfus VIF - Appreciation Portfolio - Initial Shares (Cost $6,224)             174          6,468          7,615          3,754
  Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
    (Cost $466,521)                                                            13,310        585,091         88,911         95,002
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $472,745)                                                      13,484        591,559         96,526         98,756
                                                                          -----------    -----------    -----------    -----------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                              FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                          --------------------------------------------------------

INVESTMENTS                                                                 NO. OF          MARKET        COST OF        PROCEEDS
                                                                            SHARES          VALUE        PURCHASES      FROM SALES
                                                                          -----------    -----------    -----------    -----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (13.7%)
  Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares
    (Cost $453,801)                                                            26,533    $   540,210    $   153,817    $    32,938
  Mutual Shares Securities Fund - Class 2 Shares (Cost $109,318)                6,848        124,433         52,889         12,102
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $127,837)                                                            14,011        152,722        123,050          7,431
  Templeton Foreign Securities Fund - Class 2 Shares
    (Cost $678,823)                                                            47,495        741,868        603,541         16,077
  Templeton Global Asset Allocation Fund - Class 1 Shares
    (Cost $3,997,614)                                                         212,325      4,471,567        401,769        596,198
  Templeton Global Income Securities Fund - Class 1 Shares
    (Cost $812,522)                                                            61,024        876,311        164,418        139,494
  Templeton Growth Securities Fund - Class 1 Shares (Cost $10,639,653)        851,249     11,900,457      1,219,246      1,164,959
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $16,819,568)                                                1,219,485     18,807,568      2,718,730      1,969,199
                                                                          -----------    -----------    -----------    -----------

GOLDMAN SACHS VARIABLE INSURANCE TRUST (0.1%)
  Goldman Sachs Capital Growth Fund
    Total (Cost $84,707)                                                        8,804         94,025         22,446         37,729
                                                                          -----------    -----------    -----------    -----------

GREENWICH STREET SERIES FUND (7.2%)
  Equity Index Portfolio - Class I Shares (Cost $4,473,993)                   162,734      4,943,849      1,250,738        390,956
  Fundamental Value Portfolio (Cost $4,605,850)                               244,095      5,035,689        781,141        485,990
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $9,079,843)                                                   406,829      9,979,538      2,031,879        876,946
                                                                          -----------    -----------    -----------    -----------

JANUS ASPEN SERIES (0.7%)
  Global Technology Portfolio - Service Shares (Cost $99,989)                  27,076        107,223         27,853         93,559
  Mid Cap Growth Portfolio - Service Shares (Cost $447,760)                    18,906        537,132        173,305        189,437
  Worldwide Growth Portfolio - Service Shares (Cost $325,227)                  11,875        329,652         76,843        125,635
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $872,976)                                                      57,857        974,007        278,001        408,631
                                                                          -----------    -----------    -----------    -----------

LAZARD RETIREMENT SERIES, INC. (0.1%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $104,873)                                                       6,599        107,628         76,563          7,076
                                                                          -----------    -----------    -----------    -----------

PIMCO VARIABLE INSURANCE TRUST (1.7%)
  Real Return Portfolio - Administrative Class (Cost $202,979)                 15,630        198,343        205,613          2,579
  Total Return Portfolio - Administrative Class (Cost $2,160,647)             208,709      2,137,183        729,515        179,179
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $2,363,626)                                                   224,339      2,335,526        935,128        181,758
                                                                          -----------    -----------    -----------    -----------

PIONEER VARIABLE CONTRACTS TRUST (0.2%)
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Total (Cost $236,363)                                                      11,511        284,540         99,544         47,570
                                                                          -----------    -----------    -----------    -----------

PUTNAM VARIABLE TRUST (0.8%)
  Putnam VT Discovery Growth Fund - Class IB Shares (Cost $21,325)              5,106         27,217          4,912          3,011
  Putnam VT International Equity Fund - Class IB Shares (Cost $329,181)        26,997        438,973         68,574         57,544
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $524,157)             26,739        613,133        360,955         83,201
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $874,663)                                                      58,842      1,079,323        434,441        143,756
                                                                          -----------    -----------    -----------    -----------

SCUDDER INVESTMENT VIT FUNDS (1.8%)
  EAFE(R) Equity Index Fund - Class A Shares (Cost $0)                             --             --        413,932      1,076,463
  Small Cap Index Fund - Class A Shares (Cost $2,008,523)                     169,172      2,436,071        678,901        221,613
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $2,008,523)                                                   169,172      2,436,071      1,092,833      1,298,076
                                                                          -----------    -----------    -----------    -----------

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (0.2%)
  Multiple Discipline Portfolio - All Cap Growth and Value (Cost $85,872)       5,830         88,850         75,903         20,430
  Multiple Discipline Portfolio - Balanced All Cap Growth and Value
    (Cost $147,882)                                                            11,185        150,443        157,485         26,604
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $233,754)                                                      17,015        239,293        233,388         47,034
                                                                          -----------    -----------    -----------    -----------

5. STATEMENT OF INVESTMENTS (CONTINUED)                                               FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                          --------------------------------------------------------

INVESTMENTS                                                                  NO. OF         MARKET        COST OF        PROCEEDS
                                                                             SHARES         VALUE        PURCHASES      FROM SALES
                                                                          -----------    -----------    -----------    -----------
The Travelers Series Trust (16.1%)
  AIM Capital Appreciation Portfolio (Cost $3,127,476)                        246,252    $ 2,858,991    $   303,519    $   605,817
  Convertible Securities Portfolio (Cost $293,154)                             24,737        293,138        202,788         15,795
  Equity Income Portfolio (Cost $1,089,121)                                    69,615      1,230,795        307,574        151,972
  Large Cap Portfolio (Cost $167,977)                                          13,086        198,116         54,776         24,800
  Managed Allocation Series: Aggressive Portfolio (Cost $263,835)              23,470        263,802        264,119            292
  Managed Allocation Series: Conservative Portfolio (Cost $10,498)              1,019         10,533         10,628            130
  Managed Allocation Series: Moderate-Aggressive Portfolio
    (Cost $261,779)                                                            24,471        267,224        264,637          2,919
  Managed Allocation Series: Moderate-Conservative Portfolio
    (Cost $35,429)                                                              3,366         35,614         35,754            328
  MFS Mid Cap Growth Portfolio (Cost $265,591)                                 39,083        316,178         68,828         35,910
  MFS Total Return Portfolio (Cost $5,419,984)                                337,689      5,551,605      1,288,189        485,747
  MFS Value Portfolio (Cost $95,717)                                            7,486         93,122         98,066          2,361
  Pioneer Fund Portfolio (Cost $428,712)                                       33,484        426,921         51,210         42,132
  Pioneer Strategic Income Portfolio (Cost $1,380,579)                        146,058      1,362,722        769,785         78,363
  Strategic Equity Portfolio (Cost $6,970,994)                                335,651      5,971,227        427,008      1,063,192
  Style Focus Series: Small Cap Growth Portfolio (Cost $91,860)                 8,289         93,830         96,678          4,873
  U.S. Government Securities Portfolio (Cost $3,062,714)                      239,238      3,179,470        460,721        378,245
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $0)                            --             --         18,257      2,255,046
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $22,965,420)                                                1,552,994     22,153,288      4,722,537      5,147,922
                                                                          -----------    -----------    -----------    -----------

TRAVELERS SERIES FUND INC. (4.8%)
  Smith Barney Aggressive Growth Portfolio (Cost $1,243,860)                  105,770      1,572,806        282,839        185,662
  Smith Barney High Income Portfolio (Cost $1,473,275)                        181,543      1,294,403        285,061        134,584
  Smith Barney International All Cap Growth Portfolio (Cost $26,434)            2,509         35,881          5,518          5,163
  Smith Barney Large Cap Value Portfolio (Cost $1,915,643)                    107,629      2,035,263        241,185        441,354
  Smith Barney Large Capitalization Growth Portfolio (Cost $1,463,656)        110,428      1,667,455        328,640        422,501
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $6,122,868)                                                   507,879      6,605,808      1,143,243      1,189,264
                                                                          -----------    -----------    -----------    -----------

VAN KAMPEN LIFE INVESTMENT TRUST (0.3%)
  Comstock Portfolio - Class II Shares (Cost $191,508)                         14,771        201,626        162,883         17,954
  Emerging Growth Portfolio - Class I Shares (Cost $125,195)                    5,207        145,839         25,657         26,373
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $316,703)                                                      19,978        347,465        188,540         44,327
                                                                          -----------    -----------    -----------    -----------

VANGUARD (R) VARIABLE INSURANCE FUND (0.2%)
  Vanguard Variable Insurance Fund Mid-Cap Index Portfolio
    (Cost $229,143)                                                            13,171        241,682        233,577          4,560
  Vanguard Variable Insurance Fund Total Stock Market Index Portfolio
    (Cost $48,091)                                                              1,648         48,638         49,256          1,186
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $277,234)                                                      14,819        290,320        282,833          5,746
                                                                          -----------    -----------    -----------    -----------

VARIABLE INSURANCE PRODUCTS FUND (22.0%)
  Asset Manager SM Portfolio - Initial Class (Cost $3,725,205)                246,881      3,713,095        222,958        439,306
  Contrafund(R) Portfolio - Service Class (Cost $951,459)                      39,772      1,230,133        408,175         45,615
  Equity - Income Portfolio - Initial Class (Cost $10,232,212)                463,284     11,809,100      1,239,563      1,074,393
  Growth Portfolio - Initial Class (Cost $12,484,631)                         334,718     11,279,985        643,682      1,313,067
  High Income Portfolio - Initial Class (Cost $2,758,015)                     340,690      2,102,055        459,078        276,503
  Mid Cap Portfolio - Service Class 2 (Cost $254,342)                           8,931        309,643        149,866         25,347
                                                                          -----------    -----------    -----------    -----------
    Total (Cost $30,405,864)                                                1,434,276     30,444,011      3,123,322      3,174,231
                                                                          -----------    -----------    -----------    -----------

6. FINANCIAL HIGHLIGHTS

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
CAPITAL APPRECIATION FUND                 2005      2,920   0.727 - 4.894   11,552             -     0.60 - 0.90      17.14 - 17.47
                                          2004      3,168   0.620 - 4.166   10,983             -     0.60 - 0.90      18.46 - 18.82
                                          2003      3,351   0.523 - 3.506   10,108          0.05     0.60 - 0.90      23.79 - 24.29
                                          2002      3,300   0.422 - 2.824    8,387          1.60     0.60 - 0.90  (25.83) - (25.53)
                                          2001      3,492   0.569 - 3.792   12,455          0.48     0.60 - 0.90   (26.74) - (7.77)

DREYFUS STOCK INDEX FUND, INC.            2005      3,788   0.882 - 2.986   10,421          1.62     0.60 - 0.90        3.76 - 4.08
                                          2004      3,901   0.850 - 2.869   10,325          1.83     0.60 - 0.90        9.63 - 9.97
                                          2003      3,806   0.774 - 2.609    9,189          1.49     0.60 - 0.90      27.20 - 27.58
                                          2002      3,919   0.608 - 2.045    7,498          1.32     0.60 - 0.90  (23.05) - (22.80)
                                          2001      4,189   0.790 - 2.649   10,483          1.09     0.60 - 0.90     (12.96) - 2.59

HIGH YIELD BOND TRUST                     2005         31           4.390      136          0.01            0.60               0.71
                                          2004         31           4.359      135          6.70            0.60               8.11
                                          2003         34           4.032      138          7.53            0.60              28.37
                                          2002         36           3.141      112         15.68            0.60               3.94
                                          2001         31           3.022       94          6.04            0.60               8.90

MANAGED ASSETS TRUST                      2005      1,042   1.103 - 4.209    3,452          0.02     0.60 - 0.90        2.90 - 3.24
                                          2004      1,041   1.071 - 4.077    3,498          2.34     0.60 - 0.90        8.45 - 8.78
                                          2003      1,054   0.987 - 3.748    3,430          2.64     0.60 - 0.90      20.91 - 21.26
                                          2002      1,044   0.816 - 3.091    2,884          5.69     0.60 - 0.90    (9.43) - (9.14)
                                          2001      1,587   0.901 - 3.402    5,212          2.64     0.60 - 0.90    (5.95) - (2.27)

MONEY MARKET PORTFOLIO                    2005      5,413   1.086 - 1.908    8,102          2.80     0.60 - 0.90        1.93 - 2.25
                                          2004      7,373   1.065 - 1.866   11,122          1.02     0.60 - 0.90        0.11 - 0.43
                                          2003      8,544   1.063 - 1.858   12,510          0.78     0.60 - 0.90      (0.11) - 0.16
                                          2002      7,941   1.064 - 1.855   12,665          1.36     0.60 - 0.90        0.50 - 0.76
                                          2001      4,615   1.058 - 1.841    7,558          3.59     0.60 - 0.90        2.12 - 3.20

THE MERGER FUND VL                        2005         89   1.092 - 1.097       97             -     0.65 - 0.90        1.95 - 3.60
                                          2004          5           1.055        6             -            0.85               5.50
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Large-Cap Growth
    Portfolio - Class B                   2005        256   0.895 - 0.904      230             -     0.65 - 0.85      13.87 - 14.14
                                          2004        267   0.786 - 0.792      210             -     0.65 - 0.85        7.38 - 7.61
                                          2003        177   0.732 - 0.736      130             -     0.65 - 0.85      22.41 - 22.67
                                          2002        138   0.598 - 0.600       82             -     0.65 - 0.85  (31.42) - (31.35)
                                          2001         17   0.872 - 0.874       14             -     0.65 - 0.85   (13.32) - (4.17)
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares     2005        816   1.284 - 1.296    1,053          0.68     0.65 - 0.90      13.02 - 13.39
                                          2004        312   1.135 - 1.144      355          0.45     0.65 - 0.90      12.49 - 12.72
                                          2003        199   1.009 - 1.017      202          0.43     0.65 - 0.90      33.99 - 34.30
                                          2002        112   0.752 - 0.759       84          0.70     0.65 - 0.90   (15.41) - (6.41)
                                          2001         16   0.889 - 0.890       14             -     0.65 - 0.85    (2.09) - (1.87)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
AMERICAN FUNDS INSURANCE SERIES
(CONTINUED)
  Growth Fund - Class 2 Shares            2005      2,653   1.135 - 1.146    3,022          0.79     0.65 - 0.90      15.14 - 15.41
                                          2004      1,300   0.985 - 0.993    1,284          0.19     0.65 - 0.90      11.55 - 11.82
                                          2003        969   0.883 - 0.888      858          0.14     0.65 - 0.90      35.57 - 35.99
                                          2002        488   0.651 - 0.655      318          0.05     0.65 - 0.90  (25.09) - (18.63)
                                          2001         50   0.869 - 0.871       43             -     0.65 - 0.85      (5.23) - 2.11

  Growth-Income Fund - Class 2 Shares     2005      1,408   1.171 - 1.206    1,677          1.45     0.65 - 0.90        4.83 - 5.14
                                          2004      1,066   1.117 - 1.147    1,208          0.95     0.65 - 0.90        9.40 - 9.66
                                          2003        869   1.021 - 1.046      899          1.30     0.65 - 0.90      31.23 - 31.57
                                          2002        492   0.778 - 0.795      387          1.67     0.65 - 0.90  (19.10) - (17.06)
                                          2001         65   0.979 - 0.980       63             -     0.65 - 0.85    (4.11) - (2.68)
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond Fund -
    Class I                               2005          8           2.037       16          3.29            0.60               1.49
                                          2004          9           2.007       17          3.37            0.60               3.99
                                          2003          8           1.930       16          3.99            0.60               4.95
                                          2002          9           1.839       17          4.35            0.60               8.30
                                          2001         10           1.698       17          4.25            0.60               6.26

  CitiStreet International Stock Fund -
    Class I                               2005         41           1.964       80          1.24            0.60              13.99
                                          2004         45           1.723       77          1.33            0.60              14.11
                                          2003         50           1.510       76          0.78            0.60              29.28
                                          2002         55           1.168       64          0.62            0.60            (22.75)
                                          2001         53           1.512       80          1.03            0.60            (21.94)

  CitiStreet Large Company Stock Fund -
    Class I                               2005         11           2.026       22          1.07            0.60               6.07
                                          2004         14           1.910       27          0.85            0.60               9.33
                                          2003         15           1.747       27          0.64            0.60              27.43
                                          2002         19           1.371       26          0.62            0.60            (23.32)
                                          2001         31           1.788       55          0.84            0.60            (16.25)

  CitiStreet Small Company Stock Fund -
    Class I                               2005        142           2.612      371          0.11            0.60               6.61
                                          2004        149           2.450      364          0.11            0.60              14.27
                                          2003        154           2.144      331          0.12            0.60              42.18
                                          2002        163           1.508      245          0.51            0.60            (24.14)
                                          2001        176           1.988      351          0.04            0.60               0.96
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Markets
    Portfolio                             2005         71   1.707 - 1.757      124          0.74     0.65 - 0.90      26.73 - 27.13
                                          2004         57   1.347 - 1.382       79          0.36     0.65 - 0.90      23.81 - 24.06
                                          2003         32   1.088 - 1.114       36             -     0.65 - 0.90      41.67 - 41.91
                                          2002         20   0.768 - 0.785       16          0.28     0.65 - 0.90     (12.33) - 5.21
                                          2001          6           0.892        5             -            0.85              18.62
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard
    Class                                 2005        198   1.410 - 1.416      279          1.46     0.65 - 0.90       6.33 - 11.37
                                          2004        109   1.328 - 1.330      145             -     0.65 - 0.85      13.00 - 21.28

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Appreciation Portfolio -
    Initial Shares                        2005          5   1.269 - 1.276        6          0.02     0.65 - 0.85        3.51 - 3.74
                                          2004          2   1.226 - 1.230        2          2.00     0.65 - 0.85        4.33 - 4.34
                                          2003          -           1.179        -          1.31            0.65               3.97
  Dreyfus VIF - Developing Leaders
    Portfolio - Initial Shares            2005        495   1.175 - 1.191      585             -     0.65 - 0.90        4.89 - 5.12
                                          2004        497   1.120 - 1.133      560          0.21     0.65 - 0.90      10.34 - 10.64
                                          2003        477   1.015 - 1.024      486          0.04     0.65 - 0.90      30.46 - 30.78
                                          2002        332   0.778 - 0.783      259          0.05     0.65 - 0.90  (19.84) - (13.27)
                                          2001         23   0.973 - 0.974       23          0.41     0.65 - 0.85        0.93 - 3.51
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
    Securities Fund - Class 2 Shares      2005        520   1.030 - 1.051      540             -     0.65 - 0.90        3.83 - 4.16
                                          2004        395   0.992 - 1.009      395             -     0.65 - 0.90      10.47 - 10.76
                                          2003        291   0.898 - 0.911      263             -     0.65 - 0.90      36.06 - 36.38
                                          2002        127   0.660 - 0.668       84          0.26     0.65 - 0.90  (29.30) - (22.44)
                                          2001         18   0.942 - 0.943       17             -     0.65 - 0.85        0.86 - 5.37

  Mutual Shares Securities Fund - Class
    2 Shares                              2005         84   1.483 - 1.493      124          0.91     0.65 - 0.90        9.53 - 9.86
                                          2004         54   1.354 - 1.359       74          0.60     0.65 - 0.90       9.19 - 11.71
                                          2003          -           1.213        -             -            0.85              10.17
  Templeton Developing Markets
    Securities Fund - Class 2 Shares      2005        102   1.495 - 1.500      153          1.48     0.65 - 0.85      26.37 - 26.58
                                          2004         12   1.183 - 1.185       14          0.69     0.65 - 0.85      23.18 - 27.89
  Templeton Foreign Securities Fund -
    Class 2 Shares                        2005        430   1.724 - 1.735      742          1.20     0.65 - 0.90       9.24 - 10.44
                                          2004         65   1.580 - 1.585      103          0.80     0.65 - 0.85      17.47 - 17.76
                                          2003          5   1.345 - 1.346        7             -     0.65 - 0.85       3.30 - 14.76
  Templeton Global Asset Allocation Fund
    - Class 1 Shares                      2005      1,682   2.612 - 2.695    4,471          3.87     0.60 - 0.90        2.92 - 3.22
                                          2004      1,814   2.538 - 2.611    4,675          2.97     0.60 - 0.90      14.89 - 15.28
                                          2003      1,898   2.209 - 2.265    4,250          2.78     0.60 - 0.90      31.18 - 31.53
                                          2002      1,990   1.684 - 1.722    3,393          1.97     0.60 - 0.90    (5.07) - (4.76)
                                          2001      2,221   1.774 - 1.808    3,984          1.44     0.60 - 0.90  (10.49) - (10.27)
  Templeton Global Income Securities
    Fund - Class 1 Shares                 2005        435   1.998 - 2.061      876          6.55     0.60 - 0.90    (3.76) - (3.51)
                                          2004        448   2.076 - 2.136      939         11.48     0.60 - 0.90      14.07 - 14.41
                                          2003        499   1.820 - 1.867      916          7.92     0.60 - 0.90      21.58 - 22.03
                                          2002        474   1.497 - 1.530      714          1.08     0.60 - 0.90      20.34 - 20.66
                                          2001        421   1.244 - 1.268      526          3.60     0.60 - 0.90        1.63 - 1.93
  Templeton Growth Securities Fund -
    Class 1 Shares                        2005      4,132   1.351 - 2.943   11,900          1.22     0.60 - 0.90        8.11 - 8.41
                                          2004      4,129   1.249 - 2.715   11,004          1.26     0.60 - 0.90      15.19 - 15.58
                                          2003      4,476   1.084 - 2.349   10,349          1.66     0.60 - 0.90      31.44 - 31.82
                                          2002      4,869   0.824 - 1.782    8,560          2.37     0.60 - 0.90  (19.04) - (18.82)
                                          2001      4,999   1.017 - 2.195   10,849          2.00     0.60 - 0.90    (1.87) - (0.39)
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs Capital Growth Fund       2005         83   1.128 - 1.133       94          0.14     0.65 - 0.85        1.99 - 2.53
                                          2004         97           1.106      108          0.83            0.85               8.22
                                          2003         70           1.022       71             -            0.85               2.20

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class I
    Shares                                2005      5,459   0.882 - 0.983    4,944          1.60     0.60 - 0.90        3.54 - 3.91
                                          2004      4,572   0.851 - 0.946    3,944          1.92     0.60 - 0.90        9.52 - 9.87
                                          2003      3,928   0.777 - 0.861    3,098          1.41     0.60 - 0.90      27.06 - 27.37
                                          2002      3,690   0.611 - 0.676    2,279          2.35     0.60 - 0.90  (22.93) - (22.65)
                                          2001      3,325   0.792 - 0.874    2,656          0.30     0.60 - 0.90     (12.94) - 0.13

  Fundamental Value Portfolio             2005      2,557   1.262 - 2.583    5,036          0.96     0.60 - 0.90        3.81 - 4.15
                                          2004      2,520   1.215 - 2.480    4,844          0.67     0.60 - 0.90        7.24 - 7.59
                                          2003      2,267   1.132 - 2.305    4,186          0.68     0.60 - 0.90      37.38 - 37.78
                                          2002      1,880   0.824 - 1.673    2,571          1.08     0.60 - 0.90  (22.01) - (21.75)
                                          2001      1,661   1.055 - 2.138    2,986          0.69     0.60 - 0.90    (6.86) - (1.77)
JANUS ASPEN SERIES
  Global Technology Portfolio - Service
    Shares                                2005        274   0.388 - 0.398      107             -     0.60 - 0.90      10.42 - 11.02
                                          2004        450   0.351 - 0.359      159             -     0.60 - 0.90      (0.28) - 0.00
                                          2003        400   0.352 - 0.359      142             -     0.60 - 0.90      45.31 - 45.49
                                          2002        360   0.242 - 0.247       88             -     0.60 - 0.90  (41.55) - (41.19)
                                          2001        208   0.414 - 0.420       87          0.62     0.60 - 0.90  (40.03) - (28.13)

  Mid Cap Growth Portfolio - Service
    Shares                                2005      1,055   0.503 - 0.519      537             -     0.60 - 0.90      11.09 - 11.37
                                          2004      1,082   0.452 - 0.466      496             -     0.60 - 0.90      19.26 - 19.95
                                          2003        912   0.379 - 0.389      350             -     0.60 - 0.90      33.68 - 34.14
                                          2002        633   0.283 - 0.290      182             -     0.60 - 0.90  (28.89) - (28.57)
                                          2001        485   0.398 - 0.406      196             -     0.60 - 0.90  (41.15) - (31.73)

  Worldwide Growth Portfolio - Service
    Shares                                2005        540   0.601 - 0.623      330          1.19     0.60 - 0.90        4.70 - 4.88
                                          2004        629   0.574 - 0.594      366          0.93     0.60 - 0.90        3.52 - 3.93
                                          2003        611   0.554 - 0.572      342          0.85     0.60 - 0.90      22.57 - 23.08
                                          2002        537   0.452 - 0.465      245          0.62     0.60 - 0.90  (26.38) - (26.19)
                                          2001        487   0.614 - 0.630      300          0.29     0.60 - 0.90   (23.35) - (8.19)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio   2005         68   1.575 - 1.583      108             -     0.65 - 0.85        3.14 - 3.33
                                          2004         25   1.527 - 1.532       39             -     0.65 - 0.85      11.30 - 14.16
                                          2003          2           1.342        3             -            0.65               1.67
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative
    Class                                 2005        198   1.004 - 1.006      198          1.93     0.60 - 0.90      (1.39) - 1.06

  Total Return Portfolio - Administrative
    Class                                 2005      1,700   1.242 - 1.272    2,137          3.46     0.65 - 0.90        1.55 - 1.84
                                          2004      1,327   1.223 - 1.249    1,640          1.89     0.65 - 0.90        3.94 - 4.17
                                          2003      1,181   1.176 - 1.199    1,403          2.79     0.65 - 0.90        4.07 - 4.35
                                          2002        534   1.130 - 1.149      610          4.05     0.65 - 0.90        4.82 - 8.40
                                          2001         75   1.059 - 1.060       80          1.95     0.65 - 0.85        2.32 - 5.05
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares                       2005        194   1.458 - 1.472      285          0.20     0.65 - 0.90        6.66 - 6.98
                                          2004        166   1.367 - 1.376      228          0.27     0.65 - 0.90      20.65 - 20.91
                                          2003        126   1.133 - 1.138      143          0.22     0.65 - 0.90      26.73 - 36.29
                                          2002         51   0.834 - 0.835       42             -     0.65 - 0.85   (10.90) - (8.74)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund -
    Class IB Shares                       2005         32   0.854 - 0.862       27             -     0.65 - 0.85        6.35 - 6.55
                                          2004         29   0.803 - 0.809       24             -     0.65 - 0.85        6.64 - 6.87
                                          2003         33   0.753 - 0.757       25             -     0.65 - 0.85      30.96 - 31.20
                                          2002         20   0.575 - 0.577       12             -     0.65 - 0.85  (31.71) - (28.68)
  Putnam VT International Equity Fund -
    Class IB Shares                       2005        377   1.156 - 1.199      439          1.43     0.65 - 0.90      11.22 - 11.57
                                          2004        368   1.039 - 1.078      385          1.45     0.65 - 0.90      15.17 - 15.45
                                          2003        338   0.902 - 0.936      307          0.72     0.65 - 0.90      27.35 - 27.61
                                          2002        164   0.707 - 0.735      116          0.60     0.65 - 0.90   (18.45) - (5.04)
                                          2001          5   0.867 - 0.868        4             -     0.65 - 0.85      (5.25) - 1.88
  Putnam VT Small Cap Value Fund - Class
    IB Shares                             2005        412   1.485 - 1.499      613          0.15     0.65 - 0.90        6.07 - 6.31
                                          2004        230   1.400 - 1.410      323          0.32     0.65 - 0.90      25.11 - 25.44
                                          2003        193   1.119 - 1.124      216          0.21     0.65 - 0.90     (1.41) - 48.68
                                          2002         69   0.755 - 0.756       52             -     0.65 - 0.85  (18.71) - (12.00)
SCUDDER INVESTMENT VIT FUNDS
  Small Cap Index Fund - Class A Shares   2005      1,651   1.309 - 1.534    2,436          0.64     0.60 - 0.90        3.29 - 3.60
                                          2004      1,361   1.266 - 1.481    1,940          0.41     0.60 - 0.90      16.75 - 17.08
                                          2003      1,136   1.084 - 1.265    1,391          0.80     0.60 - 0.90      45.11 - 45.60
                                          2002        677   0.747 - 0.869      570          0.90     0.60 - 0.90  (21.32) - (21.07)
                                          2001        295   0.948 - 1.101      315          0.89     0.60 - 0.90      (3.66) - 1.47
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
  Multiple Discipline Portfolio - All
    Cap Growth and Value                  2005         83   1.073 - 1.078       89          0.51     0.65 - 0.90        4.37 - 7.30
                                          2004         30   1.029 - 1.031       31          0.50     0.65 - 0.85        3.94 - 6.07
  Multiple Discipline Portfolio -
    Balanced All Cap Growth and Value     2005        142   1.058 - 1.062      150          2.02     0.65 - 0.85        3.32 - 3.61
                                          2004         16   1.024 - 1.025       17          1.87     0.65 - 0.85        3.43 - 5.45
THE TRAVELERS SERIES TRUST
  AIM Capital Appreciation Portfolio      2005      2,233   0.680 - 1.474    2,859          0.21     0.60 - 0.90        7.76 - 8.06
                                          2004      2,407   0.630 - 1.364    2,936          0.14     0.60 - 0.90        5.53 - 5.90
                                          2003      2,449   0.597 - 1.288    2,886             -     0.60 - 0.90      28.11 - 28.54
                                          2002      2,450   0.466 - 1.002    2,312             -     0.60 - 0.90  (24.58) - (24.38)
                                          2001      2,479   0.617 - 1.325    3,184             -     0.60 - 0.90   (24.43) - (4.33)

  Convertible Securities Portfolio        2005        253   1.153 - 1.164      293          3.97     0.65 - 0.90    (0.52) - (0.26)
                                          2004         99   1.159 - 1.167      114          2.09     0.65 - 0.90        5.33 - 5.61
                                          2003         96   1.099 - 1.107      106          4.45     0.65 - 0.90      25.08 - 25.43
                                          2002         47   0.878 - 0.885       41         10.72     0.65 - 0.90      (7.77) - 5.86
                                          2001          7   0.952 - 0.953        6          4.57     0.65 - 0.85    (1.14) - (1.04)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Equity Income Portfolio                 2005      1,033   1.176 - 1.201    1,231             -     0.65 - 0.90        3.52 - 3.71
                                          2004        904   1.136 - 1.158    1,039          1.44     0.65 - 0.90        8.91 - 9.25
                                          2003        725   1.043 - 1.060      764          1.34     0.65 - 0.90      30.05 - 30.22
                                          2002        431   0.802 - 0.814      349          1.61     0.65 - 0.90   (14.63) - (7.71)
                                          2001        135   0.950 - 0.952      128          3.00     0.65 - 0.85    (7.41) - (2.66)

  Large Cap Portfolio                     2005        208   0.950 - 0.962      198             -     0.65 - 0.90        7.71 - 7.97
                                          2004        174   0.882 - 0.891      154          0.89     0.65 - 0.90        5.50 - 5.82
                                          2003        156   0.836 - 0.842      130          0.54     0.65 - 0.90      23.49 - 23.82
                                          2002         91   0.677 - 0.680       62          0.88     0.65 - 0.90  (23.50) - (19.21)
                                          2001         14   0.885 - 0.886       12          1.23     0.65 - 0.85        0.45 - 4.00
  Managed Allocation Series:
    Aggressive Portfolio                  2005        236   1.119 - 1.121      264             -     0.60 - 0.90        3.42 - 5.38
  Managed Allocation Series:
    Conservative Portfolio                2005         10   1.036 - 1.037       11          2.34     0.65 - 0.90        0.87 - 2.18
  Managed Allocation Series:
    Moderate-Aggressive Portfolio         2005        245   1.091 - 1.093      267          1.18     0.60 - 0.90        2.64 - 5.79
  Managed Allocation Series:
    Moderate-Conservative Portfolio       2005         34   1.057 - 1.059       36          1.20     0.60 - 0.85        5.70 - 5.90

  MFS Mid Cap Growth Portfolio            2005        502   0.628 - 0.634      316             -     0.65 - 0.90        2.10 - 2.42
                                          2004        443   0.615 - 0.619      273             -     0.65 - 0.90      12.98 - 13.37
                                          2003        353   0.543 - 0.547      192             -     0.65 - 0.90      35.75 - 36.16
                                          2002        213   0.400 - 0.402       85             -     0.65 - 0.90   (49.24) - (1.95)
                                          2001         43   0.788 - 0.789       34             -     0.65 - 0.85   (11.76) - (9.83)

  MFS Total Return Portfolio              2005      2,917   1.368 - 2.406    5,551          2.31     0.60 - 0.90        2.01 - 2.34
                                          2004      2,625   1.340 - 2.351    4,973          2.18     0.60 - 0.90      10.49 - 10.79
                                          2003      3,279   1.212 - 2.122    5,977          2.35     0.60 - 0.90      15.46 - 15.83
                                          2002      3,028   1.049 - 1.832    4,887          7.97     0.60 - 0.90    (6.13) - (5.80)
                                          2001      1,810   1.117 - 1.945    3,117          2.66     0.60 - 0.90      (0.88) - 3.13

  MFS Value Portfolio                     2005         86   1.079 - 1.081       93          2.02     0.60 - 0.90        2.39 - 4.83

  Pioneer Fund Portfolio                  2005        240   1.386 - 1.861      427             -     0.60 - 0.90        5.01 - 5.38
                                          2004        231   1.319 - 1.766      394          1.00     0.60 - 0.90      10.13 - 10.44
                                          2003        199   1.559 - 1.599      313          1.59     0.60 - 0.90      22.66 - 23.09
                                          2002        202   1.271 - 1.299      259          7.20     0.60 - 0.90  (30.81) - (30.65)
                                          2001        191   1.837 - 1.873      355          1.82     0.60 - 0.90  (23.71) - (23.46)

  Pioneer Strategic Income Portfolio      2005        940   1.436 - 1.474    1,363          5.21     0.60 - 0.90        2.70 - 3.08
                                          2004        486   1.397 - 1.430      686          7.77     0.60 - 0.90       9.99 - 10.25
                                          2003        417   1.270 - 1.297      535         11.37     0.60 - 0.90      18.39 - 18.77
                                          2002        236   1.071 - 1.092      255         30.97     0.60 - 0.90        4.40 - 5.18
                                          2001         70   1.021 - 1.031       72         13.78     0.65 - 0.90        2.20 - 3.31

  Strategic Equity Portfolio              2005      3,580   0.683 - 1.963    5,971          0.60     0.60 - 0.90        1.12 - 1.47
                                          2004      3,936   0.675 - 1.936    6,552          1.41     0.60 - 0.90        9.22 - 9.56
                                          2003      4,340   0.618 - 1.767    6,698             -     0.60 - 0.90      31.33 - 31.77
                                          2002      4,327   0.470 - 1.341    5,133          0.61     0.60 - 0.90  (34.17) - (33.94)
                                          2001      4,156   0.714 - 2.031    7,810          0.19     0.60 - 0.90   (14.13) - (4.53)

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  Style Focus Series: Small Cap Growth
    Portfolio                             2005         82   1.147 - 1.149       94             -     0.60 - 0.90        1.80 - 8.72

  U.S. Government Securities Portfolio    2005      1,794   1.429 - 2.049    3,179             -     0.60 - 0.90        3.38 - 3.69
                                          2004      1,700   1.382 - 1.976    2,968          3.84     0.60 - 0.90        5.20 - 5.50
                                          2003      2,229   1.313 - 1.873    3,832          5.27     0.60 - 0.90        1.78 - 2.13
                                          2002      2,130   1.289 - 1.834    3,670          7.59     0.60 - 0.90      12.62 - 12.93
                                          2001      1,510   1.144 - 1.624    2,350          4.05     0.60 - 0.90        4.09 - 5.18

TRAVELERS SERIES FUND INC.
  Smith Barney Aggressive Growth
    Portfolio                             2005      1,530   0.983 - 1.039    1,573             -     0.65 - 0.90      10.57 - 11.00
                                          2004      1,409   0.889 - 0.936    1,309             -     0.65 - 0.90        8.95 - 9.22
                                          2003        932   0.816 - 0.857      794             -     0.65 - 0.90      33.33 - 33.70
                                          2002        696   0.612 - 0.641      445             -     0.65 - 0.90  (33.23) - (33.16)
                                          2001        371   0.916 - 0.959      355             -     0.65 - 0.90      (8.84) - 0.11

  Smith Barney High Income Portfolio      2005        940   1.195 - 1.536    1,294          8.32     0.60 - 0.90        1.71 - 1.99
                                          2004        894   1.174 - 1.506    1,216          8.34     0.60 - 0.90        9.40 - 9.77
                                          2003        867   1.072 - 1.372    1,094          8.57     0.60 - 0.90      26.42 - 26.80
                                          2002        652   0.848 - 1.082      649         25.54     0.60 - 0.90    (4.16) - (3.82)
                                          2001        605   0.884 - 1.125      639         11.78     0.60 - 0.90   (11.95) - (4.34)
  Smith Barney International All Cap
    Growth Portfolio                      2005         37   0.955 - 0.964       36          1.42     0.65 - 0.85      10.79 - 10.93
                                          2004         37   0.862 - 0.869       32          0.99     0.65 - 0.85      16.80 - 17.12
                                          2003         34   0.738 - 0.742       25          1.18     0.65 - 0.85      26.37 - 26.62
                                          2002         28   0.584 - 0.586       16          2.10     0.65 - 0.85  (26.26) - (26.10)
                                          2001          1   0.792 - 0.793        1             -     0.65 - 0.85      (6.04) - 1.54

  Smith Barney Large Cap Value Portfolio  2005      1,240   1.107 - 1.952    2,035          1.55     0.60 - 0.90        5.52 - 5.86
                                          2004      1,384   1.048 - 1.844    2,135          1.93     0.60 - 0.90        9.62 - 9.98
                                          2003      1,338   0.956 - 1.677    1,902          1.80     0.60 - 0.90      26.43 - 26.85
                                          2002      1,244   0.755 - 1.322    1,442          4.08     0.60 - 0.90  (26.06) - (25.86)
                                          2001      1,109   1.021 - 1.783    1,804          1.34     0.60 - 0.90    (9.00) - (1.16)
  Smith Barney Large Capitalization
    Growth Portfolio                      2005      1,935   0.855 - 0.872    1,667          0.14     0.60 - 0.90        4.27 - 4.57
                                          2004      2,033   0.820 - 0.834    1,678          0.39     0.60 - 0.90    (0.61) - (0.24)
                                          2003      1,658   0.825 - 0.836    1,374          0.03     0.60 - 0.90      46.28 - 46.67
                                          2002        680   0.564 - 0.570      385          0.44     0.60 - 0.90  (25.49) - (25.26)
                                          2001        449   0.756 - 0.763      341             -     0.60 - 0.90     (13.40) - 2.56
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares    2005        132   1.523 - 1.531      202          0.35     0.65 - 0.85        3.25 - 3.45
                                          2004         34   1.475 - 1.480       51             -     0.65 - 0.85      10.90 - 15.99

  Emerging Growth Portfolio -
    Class I Shares                        2005        184   0.793 - 0.801      146          0.26     0.65 - 0.85        7.02 - 7.23
                                          2004        183   0.741 - 0.747      136             -     0.65 - 0.85        6.01 - 6.41
                                          2003        139   0.699 - 0.702       97             -     0.65 - 0.85      26.40 - 26.49
                                          2002        114   0.553 - 0.555       63          0.23     0.65 - 0.85  (33.05) - (32.97)
                                          2001         23   0.826 - 0.828       19             -     0.65 - 0.85      (8.93) - 8.66
VANGUARD (R) VARIABLE INSURANCE FUND
  Vanguard Variable Insurance Fund
    Mid-Cap Index Portfolio               2005        203   1.186 - 1.189      242             -     0.60 - 0.90        4.23 - 8.75

                                                                                                       EXPENSE          TOTAL
                                          YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                         ENDED      UNITS     LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                         DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                         ------    ------   -------------   -------   -------------  -----------  -----------------
VANGUARD (R) VARIABLE INSURANCE FUND
(CONTINUED)
  Vanguard Variable Insurance Fund Total
    Stock Market Index Portfolio          2005         44   1.115 - 1.117       49             -     0.60 - 0.90        1.58 - 3.00
VARIABLE INSURANCE PRODUCTS FUND
  Asset Manager SM Portfolio - Initial
    Class                                 2005      2,024   1.042 - 1.936    3,713          2.70     0.60 - 0.90        3.13 - 3.42
                                          2004      2,183   1.010 - 1.872    3,887          2.77     0.60 - 0.90        4.54 - 4.83
                                          2003      2,324   0.966 - 1.786    3,964          3.57     0.60 - 0.90      16.92 - 17.27
                                          2002      2,478   0.826 - 1.523    3,644          4.03     0.60 - 0.90    (9.54) - (9.24)
                                          2001      2,718   0.913 - 1.678    4,472          4.27     0.60 - 0.90      (4.97) - 1.33

  Contrafund(R) Portfolio - Service
    Class                                 2005        850   1.430 - 1.462    1,230          0.16     0.65 - 0.90      15.79 - 16.12
                                          2004        572   1.235 - 1.259      714          0.24     0.65 - 0.90      14.25 - 14.56
                                          2003        438   1.081 - 1.099      477          0.22     0.65 - 0.90      27.18 - 27.49
                                          2002        135   0.850 - 0.862      116          0.38     0.65 - 0.90   (11.92) - (9.93)
                                          2001         43   0.956 - 0.957       41             -     0.65 - 0.85             (1.85)

  Equity - Income Portfolio - Initial
    Class                                 2005      4,172   1.275 - 2.951   11,809          1.61     0.60 - 0.90        4.91 - 5.20
                                          2004      4,278   1.215 - 2.805   11,573          1.57     0.60 - 0.90      10.54 - 10.87
                                          2003      4,827   1.098 - 2.530   11,859          1.80     0.60 - 0.90      29.16 - 29.54
                                          2002      4,976   0.850 - 1.953    9,490          1.70     0.60 - 0.90  (17.67) - (17.42)
                                          2001      4,674   1.032 - 2.365   10,856          1.69     0.60 - 0.90    (6.69) - (0.58)

  Growth Portfolio - Initial Class        2005      4,791   0.684 - 2.502   11,280          0.50     0.60 - 0.90        4.89 - 5.17
                                          2004      5,061   0.652 - 2.379   11,395          0.26     0.60 - 0.90        2.44 - 2.81
                                          2003      5,197   0.636 - 2.315   11,488          0.27     0.60 - 0.90      31.68 - 32.06
                                          2002      5,452   0.483 - 1.753    9,240          0.26     0.60 - 0.90  (30.75) - (30.52)
                                          2001      5,665   0.696 - 2.523   13,875          0.08     0.60 - 0.90   (18.40) - (4.90)

  High Income Portfolio - Initial Class   2005      1,417   1.015 - 1.515    2,102         14.77     0.60 - 0.90        1.80 - 2.09
                                          2004      1,494   0.997 - 1.484    2,175          8.18     0.60 - 0.90        8.58 - 8.88
                                          2003      1,565   0.917 - 1.363    2,098          7.09     0.60 - 0.90      26.13 - 26.58
                                          2002      1,617   0.727 - 1.077    1,719         10.75     0.60 - 0.90        2.43 - 2.77
                                          2001      1,741   0.709 - 1.048    1,803         13.36     0.60 - 0.90   (12.51) - (7.32)

  Mid Cap Portfolio - Service Class 2     2005        151   2.048 - 2.062      310             -     0.65 - 0.90      16.96 - 17.29
                                          2004         83   1.751 - 1.758      146             -     0.65 - 0.90       4.98 - 23.80
                                          2003          6   1.418 - 1.420        9             -     0.65 - 0.85       2.60 - 14.82

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                              DREYFUS STOCK
                                                  CAPITAL                     INDEX FUND -                  HIGH YIELD
                                            APPRECIATION FUND                INITIAL SHARES                 BOND TRUST
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     3,167,871      3,350,859      3,900,534      3,805,618         30,988         34,164
Units purchased and transferred from
  other funding options ............       419,528        559,537        446,830        779,963          1,915          1,944
Units redeemed and transferred to
  other funding options ............      (667,619)      (742,525)      (559,848)      (685,047)        (1,833)        (5,120)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     2,919,780      3,167,871      3,787,516      3,900,534         31,070         30,988
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                  MANAGED                       MONEY                      THE MERGER
                                               ASSETS TRUST               MARKET PORTFOLIO                  FUND VL
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     1,040,841      1,053,940      7,372,558      8,543,909          5,436             --
Units purchased and transferred from
  other funding options ............       195,418        218,179      4,596,439      4,351,157         84,514          5,495
Units redeemed and transferred to
  other funding options ............      (194,491)      (231,278)    (6,556,127)    (5,522,508)        (1,124)           (59)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,041,768      1,040,841      5,412,870      7,372,558         88,826          5,436
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                           ALLIANCEBERNSTEIN
                                                LARGE-CAP
                                            GROWTH PORTFOLIO -            GLOBAL GROWTH FUND -             GROWTH FUND -
                                                 CLASS B                     CLASS 2 SHARES               CLASS 2 SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       266,927        176,919        311,733        199,296      1,300,026        969,381
Units purchased and transferred from
  other funding options ............        73,048        128,918        566,374        145,676      1,597,670        581,786
Units redeemed and transferred to
  other funding options ............       (83,672)       (38,910)       (61,773)       (33,239)      (244,527)      (251,141)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       256,303        266,927        816,334        311,733      2,653,169      1,300,026
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                               GROWTH-INCOME                                                 CITISTREET
                                                  FUND -                CITISTREET DIVERSIFIED             INTERNATIONAL
                                              CLASS 2 SHARES              BOND FUND - CLASS I          STOCK FUND - CLASS I
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     1,065,888        869,029          8,521          8,101         44,950         50,123
Units purchased and transferred from
  other funding options ............       524,582        383,410            743            708          6,734          6,146
Units redeemed and transferred to
  other funding options ............      (182,756)      (186,551)        (1,246)          (288)       (10,875)       (11,319)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,407,714      1,065,888          8,018          8,521         40,809         44,950
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                 CITISTREET                   CITISTREET                  CREDIT SUISSE
                                               LARGE COMPANY                SMALL COMPANY                TRUST EMERGING
                                            STOCK FUND - CLASS I         STOCK FUND - CLASS I           MARKETS PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............        14,291         15,412        148,708        154,432         57,133         32,209
Units purchased and transferred from
  other funding options ............           360          1,411          9,525         12,330         24,282         41,883
Units redeemed and transferred to
  other funding options ............        (3,615)        (2,532)       (16,014)       (18,054)       (10,463)       (16,959)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................        11,036         14,291        142,219        148,708         70,952         57,133
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                          DREYFUS VIF -
                                                DELAWARE VIP                DREYFUS VIF -                  DEVELOPING
                                               REIT SERIES -          APPRECIATION PORTFOLIO -         LEADERS PORTFOLIO -
                                               STANDARD CLASS              INITIAL SHARES                INITIAL SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       108,777             --          1,881             41        497,443        476,604
Units purchased and transferred from
  other funding options ............       111,664        110,369          6,304          5,238        112,007         93,193
Units redeemed and transferred to
  other funding options ............       (22,755)        (1,592)        (3,088)        (3,398)      (114,553)       (72,354)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       197,686        108,777          5,097          1,881        494,897        497,443
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                  FRANKLIN
                                               SMALL-MID CAP                                                 TEMPLETON
                                                   GROWTH                    MUTUAL SHARES              DEVELOPING MARKETS
                                             SECURITIES FUND -            SECURITIES FUND -              SECURITIES FUND -
                                               CLASS 2 SHARES               CLASS 2 SHARES                CLASS 2 SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       394,564        290,985         54,305            313         11,584             --
Units purchased and transferred from
  other funding options ............       179,320        149,498         41,789         58,084         98,023         12,103
Units redeemed and transferred to
  other funding options ............       (53,997)       (45,919)       (12,376)        (4,092)        (7,556)          (519)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       519,887        394,564         83,718         54,305        102,051         11,584
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                   TEMPLETON                   TEMPLETON                      TEMPLETON
                                                   FOREIGN                   GLOBAL ASSET                   GLOBAL INCOME
                                              SECURITIES FUND -           ALLOCATION FUND -               SECURITIES FUND -
                                                CLASS 2 SHARES              CLASS 1 SHARES                 CLASS 1 SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............        65,299          5,031      1,813,917      1,897,995        448,432        499,133
Units purchased and transferred from
  other funding options ............       380,070         64,314        163,242        190,086         67,125         55,520
Units redeemed and transferred to
  other funding options ............       (15,747)        (4,046)      (294,673)      (274,164)       (80,639)      (106,221)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       429,622         65,299      1,682,486      1,813,917        434,918        448,432
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                              TEMPLETON GROWTH                                             EQUITY INDEX
                                             SECURITIES FUND -               GOLDMAN SACHS                 PORTFOLIO -
                                               CLASS 1 SHARES            CAPITAL GROWTH FUND             CLASS I SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     4,129,240      4,476,278         97,308         69,948      4,571,778      3,927,927
Units purchased and transferred from
  other funding options ............       666,232        425,078         21,604         37,621      1,466,430      1,214,055
Units redeemed and transferred to
  other funding options ............      (663,188)      (772,116)       (35,592)       (10,261)      (578,757)      (570,204)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     4,132,284      4,129,240         83,320         97,308      5,459,451      4,571,778
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                               GLOBAL
                                                                             TECHNOLOGY                       MID CAP
                                                 FUNDAMENTAL                PORTFOLIO -                 GROWTH PORTFOLIO -
                                              VALUE PORTFOLIO              SERVICE SHARES                 SERVICE SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     2,520,079      2,266,529        450,349        400,057      1,081,821        912,227
Units purchased and transferred from
  other funding options ............       452,183        703,229         53,296        147,980        359,538        293,648
Units redeemed and transferred to
  other funding options ............      (415,477)      (449,679)      (229,815)       (97,688)      (386,649)      (124,054)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     2,556,785      2,520,079        273,830        450,349      1,054,710      1,081,821
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                WORLDWIDE
                                           GROWTH PORTFOLIO -              LAZARD RETIREMENT         REAL RETURN PORTFOLIO -
                                             SERVICE SHARES              SMALL CAP PORTFOLIO          ADMINISTRATIVE CLASS
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       628,924        610,824         25,444          2,154             --             --
Units purchased and transferred from
  other funding options ............       151,449        233,792         49,371         25,005        199,868             --
Units redeemed and transferred to
  other funding options ............      (240,482)      (215,692)        (6,576)        (1,715)        (2,347)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       539,891        628,924         68,239         25,444        197,521             --
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                             PUTNAM VT
                                                                                PIONEER                      DISCOVERY
                                              TOTAL RETURN                  MID CAP VALUE                  GROWTH FUND -
                                              PORTFOLIO -                  VCT PORTFOLIO -                   CLASS IB
                                          ADMINISTRATIVE CLASS             CLASS II SHARES                    SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     1,326,581      1,180,748        166,487        125,641         29,261         32,711
Units purchased and transferred from
  other funding options ............       616,880        350,917         68,219         60,808          7,402          9,944
Units redeemed and transferred to
  other funding options ............      (243,743)      (205,084)       (40,628)       (19,962)        (4,808)       (13,394)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,699,718      1,326,581        194,078        166,487         31,855         29,261
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                   PUTNAM VT                   PUTNAM VT                      EAFE(R)
                                                INTERNATIONAL                 SMALL CAP                      EQUITY
                                                EQUITY FUND -                VALUE FUND -                 INDEX FUND -
                                               CLASS IB SHARES             CLASS IB SHARES               CLASS A SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       368,105        337,984        229,908        192,634        803,449        623,733
Units purchased and transferred from
  other funding options ............        75,507         84,094        248,294        105,043        476,254        327,765
Units redeemed and transferred to
  other funding options ............       (66,490)       (53,973)       (66,524)       (67,769)    (1,279,703)      (148,049)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       377,122        368,105        411,678        229,908             --        803,449
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                               MULTIPLE
                                                                               MULTIPLE                      DISCIPLINE
                                                 SMALL CAP              DISCIPLINE PORTFOLIO -               PORTFOLIO -
                                               INDEX FUND -                    ALL CAP                    BALANCED ALL CAP
                                              CLASS A SHARES               GROWTH AND VALUE               GROWTH AND VALUE
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     1,361,169      1,136,471         30,370             --         16,412             --
Units purchased and transferred from
  other funding options ............       515,650        627,770         76,937         33,691        155,576         19,010
Units redeemed and transferred to
  other funding options ............      (225,454)      (403,072)       (24,688)        (3,321)       (29,931)        (2,598)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,651,365      1,361,169         82,619         30,370        142,057         16,412
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                 AIM CAPITAL
                                                APPRECIATION                  CONVERTIBLE                 EQUITY INCOME
                                                 PORTFOLIO               SECURITIES PORTFOLIO               PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     2,407,308      2,449,060         98,505         96,116        903,884        724,947
Units purchased and transferred from
  other funding options ............       415,049        380,676        174,679         46,694        311,182        318,614
Units redeemed and transferred to
  other funding options ............      (589,553)      (422,428)       (20,444)       (44,305)      (182,042)      (139,677)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     2,232,804      2,407,308        252,740         98,505      1,033,024        903,884
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                               MANAGED                        MANAGED
                                                 LARGE CAP               ALLOCATION SERIES:             ALLOCATION SERIES:
                                                 PORTFOLIO              AGGRESSIVE PORTFOLIO          CONSERVATIVE PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       173,756        155,533             --             --             --             --
Units purchased and transferred from
  other funding options ............        69,715         56,418        236,213             --         10,317             --
Units redeemed and transferred to
  other funding options ............       (35,814)       (38,195)          (384)            --           (147)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       207,657        173,756        235,829             --         10,170             --
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                               MANAGED
                                                  MANAGED                ALLOCATION SERIES:
                                            ALLOCATION SERIES:               MODERATE-
                                           MODERATE-AGGRESSIVE              CONSERVATIVE                    MFS MID CAP
                                                PORTFOLIO                    PORTFOLIO                   GROWTH PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............            --             --             --             --        442,686        352,859
Units purchased and transferred from
  other funding options ............       248,115             --         33,977             --        139,496        212,312
Units redeemed and transferred to
  other funding options ............        (3,515)            --           (320)            --        (80,293)      (122,485)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       244,600             --         33,657             --        501,889        442,686
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                 MFS TOTAL                   MFS VALUE                      PIONEER FUND
                                             RETURN PORTFOLIO                PORTFOLIO                       PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     2,624,665      3,278,552             --             --        231,115        199,287
Units purchased and transferred from
  other funding options ............       746,819        574,181         89,754             --         40,544         60,713
Units redeemed and transferred to
  other funding options ............      (454,235)    (1,228,068)        (3,520)            --        (31,670)       (28,885)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     2,917,249      2,624,665         86,234             --        239,989        231,115
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                               STYLE
                                                                                                           FOCUS SERIES:
                                             PIONEER STRATEGIC                  STRATEGIC                    SMALL CAP
                                             INCOME PORTFOLIO               EQUITY PORTFOLIO             GROWTH PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       486,478        417,080      3,936,123      4,339,605             --             --
Units purchased and transferred from
  other funding options ............       531,009        205,913        425,646        498,990         88,516             --
Units redeemed and transferred to
  other funding options ............       (77,658)      (136,515)      (781,294)      (902,472)        (6,863)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       939,829        486,478      3,580,475      3,936,123         81,653             --
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                               ZERO COUPON                  SMITH BARNEY
                                              U.S. GOVERNMENT             BOND FUND PORTFOLIO               AGGRESSIVE
                                           SECURITIES PORTFOLIO               SERIES 2005                GROWTH PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     1,700,409      2,228,964      1,338,939      1,406,301      1,409,159        932,400
Units purchased and transferred from
  other funding options ............       373,080        518,222         19,554         89,249        394,403        648,689
Units redeemed and transferred to
  other funding options ............      (279,863)    (1,046,777)    (1,358,493)      (156,611)      (273,749)      (171,930)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,793,626      1,700,409             --      1,338,939      1,529,813      1,409,159
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                             SMITH BARNEY
                                                SMITH BARNEY                INTERNATIONAL                  SMITH BARNEY
                                                HIGH INCOME                    ALL CAP                      LARGE CAP
                                                 PORTFOLIO                 GROWTH PORTFOLIO              VALUE PORTFOLIO
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       894,425        866,502         37,243         34,188      1,383,793      1,338,206
Units purchased and transferred from
  other funding options ............       184,271        198,832          7,862          9,395        228,999        419,808
Units redeemed and transferred to
  other funding options ............      (138,772)      (170,909)        (7,618)        (6,340)      (372,611)      (374,221)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       939,924        894,425         37,487         37,243      1,240,181      1,383,793
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                              SMITH BARNEY                                                    EMERGING
                                          LARGE CAPITALIZATION           COMSTOCK PORTFOLIO -           GROWTH PORTFOLIO -
                                            GROWTH PORTFOLIO               CLASS II SHARES                CLASS I SHARES
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............     2,032,934      1,657,576         34,399             --        183,456        138,600
Units purchased and transferred from
  other funding options ............       516,187        895,190        110,597         37,599         47,799         78,894
Units redeemed and transferred to
  other funding options ............      (614,433)      (519,832)       (12,758)        (3,200)       (47,679)       (34,038)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................     1,934,688      2,032,934        132,238         34,399        183,576        183,456
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                                                                VANGUARD
                                                 VANGUARD                  VARIABLE INSURANCE
                                            VARIABLE INSURANCE                 FUND TOTAL                  ASSET MANAGER
                                               FUND MID-CAP                   STOCK MARKET                SM PORTFOLIO -
                                             INDEX PORTFOLIO                INDEX PORTFOLIO                INITIAL CLASS
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............            --             --             --             --      2,183,038      2,324,376
Units purchased and transferred from
  other funding options ............       210,453             --         44,676             --        170,427        252,053
Units redeemed and transferred to
  other funding options ............        (7,048)            --         (1,089)            --       (329,482)      (393,391)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       203,405             --         43,587             --      2,023,983      2,183,038
                                        ==========     ==========     ==========     ==========     ==========     ==========

                                               CONTRAFUND(R)                    EQUITY -
                                               PORTFOLIO -                INCOME PORTFOLIO -             GROWTH PORTFOLIO -
                                              SERVICE CLASS                 INITIAL CLASS                  INITIAL CLASS
                                        -------------------------     -------------------------     -------------------------
                                            2005           2004           2005           2004           2005           2004
                                            ----           ----           ----           ----           ----           ----
Units beginning of year ............       571,543        437,650      4,277,555      4,827,086      5,060,564      5,196,653
Units purchased and transferred from
  other funding options ............       345,621        218,641        480,870        465,030        609,199        880,053
Units redeemed and transferred to
  other funding options ............       (67,643)       (84,748)      (586,035)    (1,014,561)      (878,542)    (1,016,142)
                                        ----------     ----------     ----------     ----------     ----------     ----------
Units end of year ..................       849,521        571,543      4,172,390      4,277,555      4,791,221      5,060,564
                                        ==========     ==========     ==========     ==========     ==========     ==========

7. SCHEDULE OF UNITS

   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                         HIGH INCOME PORTFOLIO -          MID CAP PORTFOLIO -
                                             INITIAL CLASS                 SERVICE CLASS 2
                                        -------------------------     -------------------------
                                            2005           2004           2005           2004
                                            ----           ----           ----           ----
Units beginning of year ............     1,494,124      1,565,328         83,051          6,287
Units purchased and transferred from
  other funding options ............       187,049        189,109         87,658         83,154
Units redeemed and transferred to
  other funding options ............      (263,845)      (260,313)       (19,942)        (6,390)
                                        ----------     ----------     ----------     ----------
Units end of year ..................     1,417,328      1,494,124        150,767         83,051
                                        ==========     ==========     ==========     ==========

                              INDEPENDENT AUDITORS
                              --------------------

                              DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                              Hartford, Connecticut

      UL (Annual) (12-05) Printed in U.S.A.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-9
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-72
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-73
  Schedule IV -- Consolidated Reinsurance...................  F-75

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004 and for variable interest entities in 2003.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
--------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     Under date of March 28, 2005, we reported on the consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP

KPMG LLP
Hartford, Connecticut
March 28, 2005

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR     PREDECESSOR
                                                              ------------   ------------
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $48,848 and $40,466, respectively).....    $48,162        $ 42,621
  Trading securities, at fair value (cost: $457 and $1,220,
    respectively)...........................................        452           1,346
  Equity securities available-for-sale, at fair value (cost:
    $424 and $332, respectively)............................        421             374
  Mortgage and consumer loans...............................      2,094           2,124
  Policy loans..............................................        881           1,084
  Real estate and real estate joint ventures
    held-for-investment.....................................         96             112
  Other limited partnership interests.......................      1,248           1,259
  Short-term investments....................................      1,486           3,502
  Other invested assets.....................................      1,029           4,095
                                                                -------        --------
    Total investments.......................................     55,869          56,517
Cash and cash equivalents...................................        521             215
Accrued investment income...................................        549             548
Premiums and other receivables..............................      5,299           4,479
Deferred policy acquisition costs and value of business
  acquired..................................................      3,701           2,862
Assets of subsidiaries transferred..........................         --          10,019
Goodwill....................................................        856             196
Current income tax recoverable..............................          1              --
Deferred income tax asset...................................      1,283              --
Other assets................................................        154             265
Separate account assets.....................................     31,238          30,742
                                                                -------        --------
    Total assets............................................    $99,471        $105,843
                                                                =======        ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $18,077        $ 12,682
  Policyholder account balances.............................     32,986          33,755
  Other policyholder funds..................................        287             596
  Liabilities of subsidiaries transferred...................         --           5,745
  Current income tax payable................................         --             305
  Deferred income tax liability.............................         --           1,371
  Payables for collateral under securities loaned and other
    transactions............................................      8,750           2,215
  Other liabilities.........................................      1,477           4,127
  Separate account liabilities..............................     31,238          30,742
                                                                -------        --------
    Total liabilities.......................................     92,815          91,538
                                                                -------        --------
Stockholder's Equity:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized, issued and outstanding........................        100             100
Additional paid-in capital..................................      6,684           5,449
Retained earnings...........................................        241           7,159
Accumulated other comprehensive (loss) income...............       (369)          1,597
                                                                -------        --------
    Total stockholder's equity..............................      6,656          14,305
                                                                -------        --------
    Total liabilities and stockholder's equity..............    $99,471        $105,843
                                                                =======        ========

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
REVENUES
Premiums.....................................       $  222             $  325        $  911   $1,082
Universal life and investment-type product
  policy fees................................          442                406           690      531
Net investment income........................        1,216              1,608         3,012    2,743
Other revenues...............................           57                113           207      143
Net investment gains (losses)................         (188)                26             9       32
                                                    ------             ------        ------   ------
       Total revenues........................        1,749              2,478         4,829    4,531
                                                    ------             ------        ------   ------
EXPENSES
Policyholder benefits and claims.............          523                599         1,411    1,568
Interest credited to policyholder account
  balances...................................          504                698         1,305    1,248
Other expenses...............................          383                440           762      557
                                                    ------             ------        ------   ------
       Total expenses........................        1,410              1,737         3,478    3,373
                                                    ------             ------        ------   ------
Income from continuing operations before
  provision for income taxes.................          339                741         1,351    1,158
Provision for income taxes...................           98                205           361      240
                                                    ------             ------        ------   ------
Income from continuing operations............          241                536           990      918
Income from discontinued operations, net of
  income taxes...............................           --                240           491      440
                                                    ------             ------        ------   ------
Net income...................................       $  241             $  776        $1,481   $1,358
                                                    ======             ======        ======   ======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                ACCUMULATED OTHER
                                                                                           COMPREHENSIVE INCOME (LOSS)
                                                                                           ----------------------------
                                                                                                              FOREIGN
                                                                   ADDITIONAL              NET UNREALIZED    CURRENCY
                                                          COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION
                                                          STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT     TOTAL
                                                          ------   ----------   --------   --------------   -----------   -------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR).................  $100     $ 5,443     $ 5,638       $   454         $   --      $11,635
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (545)                                     (545)
Comprehensive income (loss):
 Net income..............................................                         1,358                                     1,358
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          85                          85
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         817                         817
   Foreign currency translation adjustments..............                                                          4            4
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     906
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   2,264
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)...............   100       5,446       6,451         1,356              4       13,357
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (773)                                     (773)
Comprehensive income (loss):
 Net income..............................................                         1,481                                     1,481
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          98                          98
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         138                         138
   Foreign currency translation adjustments..............                                                          1            1
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     237
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   1,718
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)...............   100       5,449       7,159         1,592              5       14,305
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (675)                                     (675)
Comprehensive income (loss):
 Net income..............................................                           776                                       776
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          57                          57
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         (32)                        (32)
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                      25
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                     801
Restructuring transactions, net (See Notes 10, 11, and
 15).....................................................            (3,095)     (2,966)         (166)                     (6,227)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)...................   100       2,357       4,294         1,451              5        8,207
Effect of push down accounting of MetLife, Inc.'s
 purchase price on The Travelers Insurance Company's net
 assets acquired (See Note 1)............................             4,547      (4,294)       (1,451)            (5)      (1,203)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JULY 1, 2005 (SUCCESSOR)......................   100       6,904          --            --             --        7,004
Revisions of purchase price pushed down to The Travelers
 Insurance Company's net assets acquired (See Note 1)....              (220)                                                 (220)
Comprehensive income (loss):
 Net income..............................................                           241                                       241
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                        (371)                       (371)
   Foreign currency translation adjustments..............                                                          2            2
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                    (369)
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                    (128)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR).................  $100     $ 6,684     $   241       $  (371)        $    2      $ 6,656
                                                           ====     =======     =======       =======         ======      =======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                    PREDECESSOR
                                                         ----------------   --------------------------------------
                                                         SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                         ----------------   ----------------   -------------------
                                                               2005               2005           2004       2003
                                                         ----------------   ----------------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income...........................................      $    241           $    776       $  1,481   $  1,358
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization expenses.............             3                  5              4          4
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................            96                (31)           (57)       (62)
    (Gains) losses from sales of investments, net......           188                (41)           (16)       (37)
    Change in undistributed income of real estate joint
      ventures and other limited partnership
      interests........................................           (19)               (22)           107          1
    Interest credited to other policyholder account
      balances.........................................           504                698          1,305      1,248
    Universal life and investment-type product policy
      fees.............................................          (442)              (448)          (781)      (606)
    Change in accrued investment income................           (55)                54            (39)       (42)
    Change in trading securities.......................           103                209            226       (232)
    Change in premiums and other receivables...........           134                 17             (8)         8
    Change in DAC and VOBA, net........................           (76)              (241)          (540)      (442)
    Change in insurance-related liabilities............           679                140            604        832
    Change in current income taxes payable.............            54                167            340         15
    Change in other assets.............................           494                (87)            73        (66)
    Change in other liabilities........................          (971)               (46)          (613)      (401)
    Other, net.........................................             2                 58             56         14
                                                             --------           --------       --------   --------
NET CASH PROVIDED BY OPERATING ACTIVITIES..............      $    935           $  1,208       $  2,142   $  1,592
                                                             --------           --------       --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................      $ 22,065           $  7,437       $ 14,745   $ 22,016
    Equity securities..................................           221                108            182        150
    Mortgage and consumer loans........................           724                288            707        358
    Real estate and real estate joint ventures.........            65                146            198        195
    Other limited partnership interests................           173                125            332        239
  Purchases of:
    Fixed maturities...................................       (30,165)            (6,902)       (18,872)   (26,563)
    Equity securities..................................            --               (120)          (157)      (144)
    Mortgage and consumer loans........................          (480)              (452)          (944)      (317)
    Real estate and real estate joint ventures.........           (13)               (11)           (28)       (30)
    Other limited partnership interests................          (330)              (136)          (370)      (437)
  Policy loans.........................................             3                204             14         34
  Net change in short-term investments.................           752              1,102           (116)       814
  Net change in other invested assets..................           252               (206)          (152)         7
  Other, net...........................................             3                 --            130         94
                                                             --------           --------       --------   --------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES....      $ (6,730)          $  1,583       $ (4,331)  $ (3,584)
                                                             --------           --------       --------   --------

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                        SUCCESSOR                    PREDECESSOR
                                                     ----------------   --------------------------------------
                                                     SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                       DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                     ----------------   ----------------   -------------------
                                                           2005               2005           2004       2003
                                                     ----------------   ----------------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.......................................      $  7,441           $  3,252       $  9,619   $  8,326
    Withdrawals....................................        (8,971)            (4,177)        (6,649)    (5,396)
  Net change in payables for collateral under
    securities loaned and other transactions.......         7,478               (943)            89       (430)
  Dividends on common stock........................            --               (675)          (773)      (545)
  Restructuring transactions.......................            --               (259)            --         --
  Other, net.......................................           (75)                --             --         --
                                                         --------           --------       --------   --------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES.......................................         5,873             (2,802)         2,286      1,955
                                                         --------           --------       --------   --------
Change in cash and cash equivalents................            78                (11)            97        (37)
Cash and cash equivalents, beginning of period.....           443                246            149        186
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...........      $    521           $    235       $    246   $    149
                                                         ========           ========       ========   ========
Cash and cash equivalents, subsidiaries
  transferred, beginning of period.................      $     --           $     31       $     10   $     18
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, SUBSIDIARIES
  TRANSFERRED, END OF PERIOD.......................      $     --           $     --       $     31   $     10
                                                         ========           ========       ========   ========
Cash and cash equivalents, from continuing
  operations, beginning of period..................      $    443           $    215       $    139   $    168
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, FROM CONTINUING
  OPERATIONS, END OF PERIOD........................      $    521           $    235       $    215   $    139
                                                         ========           ========       ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the period for income
    taxes..........................................      $     90           $    406       $     93   $    309
                                                         ========           ========       ========   ========
  Net cash paid during the period for income taxes,
    subsidiaries transferred.......................      $     --           $     99       $    169   $    147
                                                         ========           ========       ========   ========
  Non-cash transactions during the period:
    Business Dispositions:
      Assets of subsidiaries distributed to parent
         in restructuring transactions.............      $     --           $ 10,472       $     --   $     --
      Liabilities of subsidiaries distributed to
         parent in restructuring transactions......            --              6,014             --         --
                                                         --------           --------       --------   --------
      Net assets of subsidiaries distributed to
         parent in restructuring transactions......            --              4,458       $     --   $     --
      Less: cash disposed..........................            --                 25       $     --   $     --
                                                         --------           --------       --------   --------
      Business dispositions, net of cash
         disposed..................................      $     --           $  4,433       $     --   $     --
                                                         ========           ========       ========   ========
      Inclusion (reversal) of Travelers Property
         Casualty minority interest in joint
         ventures..................................      $     --           $     --       $    (58)  $     63
                                                         ========           ========       ========   ========
      Acquisition of real estate through
         foreclosures of mortgage loans............      $     --           $     --       $     --   $     53
                                                         ========           ========       ========   ========

---------------
See Note 1 for purchase accounting adjustments.
See Note 10, 11, and 15 for non-cash restructuring transactions.

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Insurance Company ("TIC," together with its subsidiaries, including The Travelers Life and Annuity Company ("TLAC"), the "Company") and other affiliated entities, including substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $360 million, net of the related deferred tax assets of $126 million, for a net change of $234 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $28 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $262 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase price attributed to the Company was decreased by $220 million resulting in an increase in goodwill of $42 million.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                        SUCCESSOR
                                                         ---------------------------------------
                                                                   AS OF JULY 1, 2005
                                                         ---------------------------------------
                                                                      (IN MILLIONS)
TOTAL PURCHASE PRICE...................................                            $11,966
  Purchase price attributed to other affiliates........                              5,182
                                                                                   -------
  Purchase price attributed to the Company.............                              6,784
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS..........................................       $ 8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR
  VALUE:...............................................
  Fixed maturities available-for-sale, at fair value...           (26)
  Mortgage loans on real estate........................            72
  Real estate and real estate joint ventures
     held-for-investment...............................            39
  Other limited partnership interests..................            48
  Other invested assets................................           (36)
  Premiums and other receivables.......................         1,001
  Elimination of historical deferred policy acquisition
     costs.............................................        (3,052)
  Value of business acquired...........................         3,490
  Value of distribution agreements and customer
     relationships acquired............................            73
  Net deferred income tax asset........................         1,747
  Elimination of historical goodwill...................          (196)
  Other assets.........................................           (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR
  VALUE:...............................................
  Future policy benefits...............................        (3,752)
  Policyholder account balances........................        (1,869)
  Other liabilities....................................           193
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED..............................................                              5,928
                                                                                   -------
GOODWILL RESULTING FROM THE ACQUISITION................                            $   856
                                                                                   =======

     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, that are expected to benefit from the Acquisition as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
Institutional...............................................          $305
Individual..................................................           159
Corporate & Other...........................................           392
                                                                      ----
  TOTAL.....................................................          $856
                                                                      ====

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                  SUCCESSOR
                                                              ------------------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................       $41,210
Trading securities..........................................           555
Equity securities available-for-sale........................           617
Mortgage loans on real estate...............................         2,363
Policy loans................................................           884
Real estate and real estate joint ventures
  held-for-investment.......................................           126
Other limited partnership interests.........................         1,120
Short-term investments......................................         2,225
Other invested assets.......................................         1,205
                                                                   -------
  Total investments.........................................        50,305
Cash and cash equivalents...................................           443
Accrued investment income...................................           494
Premiums and other receivables..............................         4,688
Value of business acquired..................................         3,490
Goodwill....................................................           856
Other intangible assets.....................................            73
Deferred tax asset..........................................         1,174
Other assets................................................           730
Separate account assets.....................................        30,427
                                                                   -------
  Total assets acquired.....................................        92,680
                                                                   -------
LIABILITIES:
Future policy benefits......................................        17,551
Policyholder account balances...............................        34,251
Other policyholder funds....................................           114
Current income taxes payable................................            36
Other liabilities...........................................         3,517
Separate account liabilities................................        30,427
                                                                   -------
  Total liabilities assumed.................................        85,896
                                                                   -------
  Net assets acquired.......................................       $ 6,784
                                                                   =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired, distribution agreements and customer relationships acquired are as follows:

                                                             SUCCESSOR
                                                           -------------    WEIGHTED AVERAGE
                                                           JULY 1, 2005    AMORTIZATION PERIOD
                                                           -------------   -------------------
                                                           (IN MILLIONS)
Value of business acquired...............................     $3,490            16 years
Value of distribution agreements and customer
  relationships acquired.................................         73            16 years
                                                              ------
  Total value of intangible assets acquired, excluding
     goodwill............................................     $3,563            16 years
                                                              ======

     The estimated future amortization of the value of business acquired, distribution agreements and customer relationships acquired from 2006 to 2010 is as follows:

                                                              (IN MILLIONS)
2006........................................................      $322
2007........................................................      $316
2008........................................................      $300
2009........................................................      $282
2010........................................................      $262

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TIC is a Connecticut corporation incorporated in 1863. As described more fully in Note 1, on July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products. Prior to the Acquisition, TIC was a wholly-owned subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from TIC to CIHC on June 30, 2005 in

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contemplation of the Acquisition. Primerica is reported in discontinued operations for all periods presented. See Note 15.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Minority interest related to consolidated entities included in other liabilities was $180 million and $216 million at December 31, 2005 and 2004, respectively.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) real estate and real estate joint ventures previously reported in other invested assets are now reported in real estate and real estate joint ventures held-for-investment;
(iii) corporate joint ventures that were previously reported in other invested assets are now reported in other limited partnership interests; (iv) positive derivative revaluation previously reported in other assets are now reported in other invested assets; (v) reinsurance recoverables are now reported in premiums and other receivables; (vi) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (vii) policy and contract claim liabilities previously reported in contractholder funds are now reported in other policyholder funds; (viii) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (ix) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (x) trading securities sold and not yet purchased are now reported in other liabilities; and (xi) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawn benefits were reclassified from cash flows from financing activities to cash flows from operating activities. Additionally, the statement of cash flows for the six months ended June 30, 2005 has been restated to include the cash flows of discontinued operations, which were previously excluded from that statement.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, trading securities, mortgage and consumer loans, other limited partnerships and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "--Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage and consumer loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments. In 2004, other invested assets also included the Company's investment in the preferred stock of Citigroup. See Note 10.

     Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Trading Securities

     Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $208 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                  SUCCESSOR
                                                              -----------------
                                                              DECEMBER 31, 2005
                                                              -----------------
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................        $196
Elimination of historical goodwill..........................        (196)
Effect of push down accounting of MetLife's purchase price
  on TIC's net assets acquired (See Note 1).................         856
                                                                    ----
BALANCE, BEGINNING AND END OF PERIOD........................        $856
                                                                    ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2005. Interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Liabilities for unpaid claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.3% to 13% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

     Product Liability Classification Changes Resulting from the Acquisition

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

  Guarantees

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term. Prior to the Acquisition, deferred revenues on life and annuity policies with life contingencies were reported in other liabilities, whereas subsequent to the Acquisition, these amounts are included in other policyholder funds on the accompanying consolidated balance sheet.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include fees and broker-dealer commissions. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $500 million were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet at January 1, 2004 of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of approximately $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN
46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a VIE if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                              SUCCESSOR
                                             --------------------------------------------
                                                          DECEMBER 31, 2005
                                             --------------------------------------------
                                                            GROSS
                                              COST OR    UNREALIZED
                                             AMORTIZED   -----------   ESTIMATED    % OF
                                               COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                             ---------   ----   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities..................   $16,788    $ 45   $393    $16,440      34.1%
Residential mortgage-backed securities.....    11,304      14    121     11,197      23.2
U.S. Treasury/agency securities............     6,153      20     61      6,112      12.7
Foreign corporate securities...............     5,323      30    139      5,214      10.8
Commercial mortgage-backed securities......     4,545      10     75      4,480       9.3
Asset-backed securities....................     3,594       9     14      3,589       7.5
State and political subdivision
  securities...............................       632      --     25        607       1.3
Foreign government securities..............       472      17      2        487       1.0
                                              -------    ----   ----    -------     -----
  Total bonds..............................    48,811     145    830     48,126      99.9
Redeemable preferred stocks................        37       1      2         36       0.1
                                              -------    ----   ----    -------     -----
  Total fixed maturities...................   $48,848    $146   $832    $48,162     100.0%
                                              =======    ====   ====    =======     =====
Non-redeemable preferred stocks............   $   327    $  1   $  5    $   323      76.7%
Common stocks..............................        97       4      3         98      23.3
                                              -------    ----   ----    -------     -----
  Total equity securities..................   $   424    $  5   $  8    $   421     100.0%
                                              =======    ====   ====    =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             PREDECESSOR
                                            ----------------------------------------------
                                                          DECEMBER 31, 2004
                                            ----------------------------------------------
                                                            GROSS
                                             COST OR     UNREALIZED
                                            AMORTIZED   -------------   ESTIMATED    % OF
                                              COST       GAIN    LOSS   FAIR VALUE   TOTAL
                                            ---------   ------   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities.................   $21,956    $1,337   $33     $23,260      54.6%
Residential mortgage-backed securities....     4,636       122     4       4,754      11.2
U.S. Treasury/agency securities...........     1,818        99    --       1,917       4.5
Foreign corporate securities..............     6,855       384    12       7,227      16.9
Commercial mortgage-backed securities.....     2,249       113     3       2,359       5.5
Asset-backed securities...................     1,861        17     3       1,875       4.4
State and political subdivision
  securities..............................       360        41     1         400       0.9
Foreign government securities.............       576        59    --         635       1.5
                                             -------    ------   ---     -------     -----
  Total bonds.............................    40,311     2,172    56      42,427      99.5
Redeemable preferred stocks...............       155        40     1         194       0.5
                                             -------    ------   ---     -------     -----
  Total fixed maturities..................   $40,466    $2,212   $57     $42,621     100.0%
                                             =======    ======   ===     =======     =====
Non-redeemable preferred stocks...........   $   124    $    3   $ 1     $   126      33.7%
Common stocks.............................       208        41     1         248      66.3
                                             -------    ------   ---     -------     -----
  Total equity securities.................   $   332    $   44   $ 2     $   374     100.0%
                                             =======    ======   ===     =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................       $2,753              $3,933
Banking..............................................       $2,193              $2,728
Electric Utilities...................................       $2,042              $2,965
Finance Companies....................................       $1,777              $3,344
Capital Goods(2).....................................       $1,223              $1,652
Real Estate Investment Trust.........................       $1,125              $1,983
Energy...............................................       $  991              $1,557
Basic Industry(3)....................................       $  936              $1,537
Insurance............................................       $  883              $1,769
Food and Beverage....................................       $  772              $  905
Natural Gas Utilities................................       $  737              $  911
Brokerage............................................       $  670              $  726
Industrial Other.....................................       $  650              $  629
Transportation(4)....................................       $  608              $  683

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

(4) Transportation includes airlines, railroad and transportation services.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,080 million and $4,955 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($40) million and $392 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at estimated fair values of $3 million and $47 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($5) million and $18 million at December 31, 2005 and 2004, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $ 1,336     $ 1,330      $ 2,087     $ 2,127
Due after one year through five years.......     9,730       9,623       11,394      11,849
Due after five years through ten years......     8,922       8,734       11,573      12,264
Due after ten years.........................     9,380       9,173        6,511       7,199
                                               -------     -------      -------     -------
  Subtotal..................................    29,368      28,860       31,565      33,439
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    19,443      19,266        8,746       8,988
                                               -------     -------      -------     -------
  Subtotal..................................    48,811      48,126       40,311      42,427
Redeemable preferred stocks.................        37          36          155         194
                                               -------     -------      -------     -------
     Total fixed maturities.................   $48,848     $48,162      $40,466     $42,621
                                               =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $7,224 million and $2,395 million, respectively. Approximately 55% and 54% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $3,973 million and $2,359 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        SUCCESSOR                   PREDECESSOR
                                     ----------------   -----------------------------------
                                     SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                       DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                     ----------------   ----------------   ----------------
                                           2005               2005          2004     2003
                                     ----------------   ----------------   ------   -------
                                                         (IN MILLIONS)
Proceeds...........................      $20,368             $2,971        $6,957   $13,101
Gross investment gains.............      $    41             $  152        $  257   $   449
Gross investment losses............      $  (318)            $  (96)       $ (219)  $  (364)

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005. Gross investment losses exclude writedowns recorded during the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $4 million, $42 million and $109 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                        SUCCESSOR
                                       ---------------------------------------------------------------------------
                                                                    DECEMBER 31, 2005
                                       ---------------------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                         LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                       -----------------------   -----------------------   -----------------------
                                                      GROSS                     GROSS                     GROSS
                                       ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                       FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                                  (DOLLARS IN MILLIONS)
U.S. corporate securities............   $13,605        $393        $  --        $  --       $13,605        $393
Residential mortgage-backed
  securities.........................     8,490         121           --           --         8,490         121
U.S. Treasury/agency securities......     4,148          61           --           --         4,148          61
Foreign corporate securities.........     4,284         139           --           --         4,284         139
Commercial mortgage-backed
  securities.........................     3,654          75           --           --         3,654          75
Asset-backed securities..............     1,741          14           --           --         1,741          14
State and political subdivision
  securities.........................       549          25           --           --           549          25
Foreign government securities........       147           2           --           --           147           2
                                        -------        ----        -----        -----       -------        ----
  Total bonds........................    36,618         830           --           --        36,618         830
Redeemable preferred stocks..........        28           2           --           --            28           2
                                        -------        ----        -----        -----       -------        ----
  Total fixed maturities.............   $36,646        $832        $  --        $  --       $36,646        $832
                                        =======        ====        =====        =====       =======        ====
Equity securities....................   $   214        $  8        $  --        $  --       $   214        $  8
                                        =======        ====        =====        =====       =======        ====
Total number of securities in an
  unrealized loss position...........     4,711                       --                      4,711
                                        =======                    =====                    =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                        ---------------------------------------------------------------------------
                                                                     DECEMBER 31, 2004
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                       GROSS                     GROSS                     GROSS
                                        ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities.............    $2,943        $26          $192         $ 7         $3,135        $33
Residential mortgage-backed
  securities..........................       551          3            53           1            604          4
U.S. Treasury/agency securities.......        60         --            --          --             60         --
Foreign corporate securities..........       944          8           178           4          1,122         12
Commercial mortgage-backed
  securities..........................       250          3             7          --            257          3
Asset-backed securities...............       294          2            45           1            339          3
State and political subdivision
  securities..........................         4         --            11           1             15          1
Foreign government securities.........        19         --            --          --             19         --
                                          ------        ---          ----         ---         ------        ---
  Total bonds.........................     5,065         42           486          14          5,551         56
Redeemable preferred stocks...........        13         --             7           1             20          1
                                          ------        ---          ----         ---         ------        ---
  Total fixed maturities..............    $5,078        $42          $493         $15         $5,571        $57
                                          ======        ===          ====         ===         ======        ===
Equity securities.....................    $   31        $ 2          $  9         $--         $   40        $ 2
                                          ======        ===          ====         ===         ======        ===
Total number of securities in an
  unrealized loss position............       681                       89                        770
                                          ======                     ====                     ======

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                              SUCCESSOR
                       ---------------------------------------------------------------------------------------
                                                          DECEMBER 31, 2005
                       ---------------------------------------------------------------------------------------
                         COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES        NUMBER OF SECURITIES
                       ---------------------------   ---------------------------   ---------------------------
                       LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                       -------------   -----------   -------------   -----------   -------------   -----------
                                                        (DOLLARS IN MILLIONS)
Less than six
  months.............     $37,631          $69           $814            $26           4,663           48
                          -------          ---           ----            ---           -----           --
  Total..............     $37,631          $69           $814            $26           4,663           48
                          =======          ===           ====            ===           =====           ==

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                                          ------------------------------------------------------------
                                                               DECEMBER 31, 2004
                                          ------------------------------------------------------------
                                               COST OR               GROSS                NUMBER
                                            AMORTIZED COST     UNREALIZED LOSSES      OF SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                             (DOLLARS IN MILLIONS)
Less than six months....................   $4,115      $  1       $29      $  --       499         5
Six months or greater but less than nine
  months................................      890        --        13         --       155        --
Nine months or greater but less than
  twelve months.........................      147        --         3         --        27        --
Twelve months or greater................      517        --        14         --        84        --
                                           ------      ----       ---      -----       ---        --
  Total.................................   $5,669      $  1       $59      $  --       765         5
                                           ======      ====       ===      =====       ===        ==

     As of December 31, 2005, $814 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $59 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $26 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 38% of the cost or amortized cost of such securities. Of such unrealized losses, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8,478 million and $2,106 million and an estimated fair value of $8,372 million and $1,918 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8,622 million and $1,986 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

income and investment expenses, respectively. Security collateral of $174 million and $341 million at December 31, 2005 and December 31, 2004, respectively, was on deposit from customers in connection with the securities lending transactions. Security collateral may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $21 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005. Company securities held in trust to satisfy collateral requirements, consisting primarily of fixed maturity securities, had an amortized cost of $15 million at December 31, 2004.

  MORTGAGE AND CONSUMER LOANS

     At December 31, 2005 and 2004, the Company's mortgage and consumer loans consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage and consumer loans.................       $2,081              $2,070
Underperforming mortgage and consumer loans.........           13                  54
                                                           ------              ------
  Total mortgage and consumer loans.................       $2,094              $2,124
                                                           ======              ======

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 37%, 12%, and 5% of the properties were located in California, New York, and New Jersey, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities..........................       $1,169             $1,173        $2,336     $2,330
Equity securities.........................            3                 22             9        (21)
Mortgage and consumer loans...............           85                 82           184        158
Real estate and real estate joint
  ventures................................            2                 19            29         20
Policy loans..............................           23                 29            70         76
Other limited partnership interests.......           33                217           262         32
Cash, cash equivalents and short-term
  investments.............................           61                 24            31         49
Preferred stock of Citigroup..............           --                 73           182        182
Other.....................................           (6)                 3             1         34
                                                 ------             ------        ------     ------
  Total...................................        1,370              1,642         3,104      2,860
Less: Investment expenses.................          154                 34            92        117
                                                 ------             ------        ------     ------
  Net investment income...................       $1,216             $1,608        $3,012     $2,743
                                                 ======             ======        ======     ======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities(1).......................       $ (278)            $   17        $  (21)    $  (33)
Equity securities.........................            1                 35            17          9
Mortgage and consumer loans...............           (8)                 1             1        (14)
Real estate and real estate joint
  ventures................................            7                  7             1          6
Other limited partnership interests.......           (1)                 2             1         44
Sales of businesses.......................            2                 --            --         --
Derivatives...............................          (11)              (402)          122        507
Other.....................................          100                366          (112)      (487)
                                                 ------             ------        ------     ------
  Net investment gains (losses)...........       $ (188)            $   26        $    9     $   32
                                                 ======             ======        ======     ======

---------------
(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities.............................       $(686)             $2,124        $2,155   $1,966
Equity securities............................          (3)                 21            42       33
Derivatives..................................           1                  83            (6)    (159)
Other........................................         (18)                  4             1       16
Discontinued operations......................          --                  --           256      225
                                                    -----              ------        ------   ------
  Total......................................        (706)              2,232         2,448    2,081
Amounts allocated from DAC and VOBA..........         135                  --            --       --
Deferred income taxes........................         200                (781)         (856)    (725)
                                                    -----              ------        ------   ------
     Net unrealized investment gains
       (losses)..............................       $(371)             $1,451        $1,592   $1,356
                                                    =====              ======        ======   ======

     The changes in net unrealized investment gains (losses) were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD..............      $ 1,451             $1,592        $1,356   $  454
Effect of purchase accounting push down (See
  Note 1)....................................       (1,451)                --            --       --
                                                   -------             ------        ------   ------
BALANCE, BEGINNING OF PERIOD.................           --              1,592         1,356      454
Unrealized investment gains (losses) during
  the period.................................         (706)                43           367    1,368
Unrealized investment gains (losses) relating
  to:
  DAC and VOBA...............................          135                 --            --       --
  Deferred income taxes......................          200                (18)         (131)    (466)
Restructuring transaction....................           --               (166)           --       --
                                                   -------             ------        ------   ------
BALANCE, END OF PERIOD.......................      $  (371)            $1,451        $1,592   $1,356
                                                   =======             ======        ======   ======
Net change in unrealized investment gains
  (losses)...................................      $  (371)            $ (141)       $  236   $  902
                                                   =======             ======        ======   ======

  TRADING SECURITIES

     Net investment income for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003 includes $6 million, ($35) million, $44 million and $190 million, respectively, of gains (losses) on securities classified as trading. Of these amounts, ($3) million, $20 million, $78 million and $92 million relate to net gains (losses) recognized on trading securities sold during the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003,

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

respectively. The remaining $9 million, ($55) million, ($34) million and $98 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively, relate to changes in fair value on trading securities held at December 31, 2005, June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

  VARIABLE INTEREST ENTITIES

     As of December 31, 2004, a collateralized debt obligation and a real estate joint venture were consolidated as VIEs. The collateralized debt obligation was sold subsequent to June 30, 2005. The real estate joint venture experienced a reconsideration event that changed the Company's status so that it is no longer the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS (1)    LOSS (2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Asset-backed securitizations................................    $1,281        $ 69
Real estate joint ventures(3)...............................        97          18
Other limited partnerships(4)...............................     4,055         285
Other investments(5)........................................       200          15
                                                                ------        ----
  Total.....................................................    $5,633        $387
                                                                ======        ====

---------------

(1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

(4) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

(5) Other investments include securities that are not asset-backed securitizations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                           SUCCESSOR                        PREDECESSOR
                                -------------------------------   -------------------------------
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                -------------------------------   -------------------------------
                                            CURRENT MARKET OR                 CURRENT MARKET OR
                                                FAIR VALUE                        FAIR VALUE
                                NOTIONAL   --------------------   NOTIONAL   --------------------
                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                --------   ------   -----------   --------   ------   -----------
                                                          (IN MILLIONS)
Interest rate swaps...........  $ 6,540     $356       $ 49       $ 5,702    $   59      $109
Interest rate caps............    2,020       16         --           118         3        --
Financial futures.............       81        2          1         1,339        --        --
Foreign currency swaps........    3,084      429         72         3,219       850        45
Foreign currency forwards.....      488       18          2           431        --         8
Options.......................       --      165          3            --       189        --
Financial forwards............       --       --          2            --         2         2
Credit default swaps..........      957        2          2           415         4         3
                                -------     ----       ----       -------    ------      ----
  Total.......................  $13,170     $988       $131       $11,224    $1,107      $167
                                =======     ====       ====       =======    ======      ====

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 587 and 217 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 73,500 and 115,400 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,420,650 and 1,144,700 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                             SUCCESSOR
                              ------------------------------------------------------------------------
                                                           REMAINING LIFE
                              ------------------------------------------------------------------------
                                         AFTER ONE YEAR   AFTER FIVE YEARS
                              ONE YEAR      THROUGH           THROUGH
                              OR LESS      FIVE YEARS        TEN YEARS       AFTER TEN YEARS    TOTAL
                              --------   --------------   ----------------   ---------------   -------
                                                           (IN MILLIONS)
Interest rate swaps.........   $  942        $2,929            $2,519             $150         $ 6,540
Interest rate caps..........    2,000            20                --               --           2,020
Financial futures...........       81            --                --               --              81
Foreign currency swaps......      535           869             1,616               64           3,084
Foreign currency forwards...      488            --                --               --             488
Credit default swaps........       95           836                26               --             957
                               ------        ------            ------             ----         -------
  Total.....................   $4,141        $4,654            $4,161             $214         $13,170
                               ======        ======            ======             ====         =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        SUCCESSOR                            PREDECESSOR
                           -----------------------------------   -----------------------------------
                                    DECEMBER 31, 2005                     DECEMBER 31, 2004
                           -----------------------------------   -----------------------------------
                                             FAIR VALUE                            FAIR VALUE
                           NOTIONAL   ------------------------   NOTIONAL   ------------------------
                            AMOUNT      ASSETS     LIABILITIES    AMOUNT      ASSETS     LIABILITIES
                           --------   ----------   -----------   --------   ----------   -----------
                                                         (IN MILLIONS)
Fair value...............  $    66       $ --         $ --       $ 1,506      $   --        $ 14
Cash flow................      430          2           --         7,560         897         142
Foreign operations.......       --         --           --            25          --          --
Non-qualifying...........   12,674        986          131         2,133         210          11
                           -------       ----         ----       -------      ------        ----
     Total...............  $13,170       $988         $131       $11,224      $1,107        $167
                           =======       ====         ====       =======      ======        ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                               SUCCESSOR                 PREDECESSOR
                                            ----------------   --------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                              DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                            ----------------   ----------------   -------------
                                                  2005               2005         2004    2003
                                            ----------------   ----------------   -----   -----
                                                               (IN MILLIONS)
Changes in the fair value of
  derivatives.............................        $--                $(16)        $(21)   $  1
Changes in the fair value of the items
  hedged..................................         --                   5          (12)    (24)
                                                  ---                ----         ----    ----
Net ineffectiveness of fair value hedging
  activities..............................        $--                $(11)        $(33)   $(23)
                                                  ===                ====         ====    ====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($8) million, ($29) million and ($23) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; and (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued.

     For the six months ended December 31, 2005, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. For the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized net investment gains (losses) of ($5) million, $6 million and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                   SUCCESSOR                 PREDECESSOR
                                                ----------------   --------------------------------
                                                SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                  DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                ----------------   ----------------   -------------
                                                      2005               2005         2004    2003
                                                ----------------   ----------------   -----   -----
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD...............        $ 83               $(6)         $(159)  $(286)
Effect of purchase accounting push down (See
  Note 1).....................................         (83)               --             --      --
                                                      ----               ---          -----   -----
BALANCE, BEGINNING OF PERIOD..................           -                (6)          (159)   (286)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges............................           1                85            140     112
Amounts reclassified to net investment
  income......................................          --                 4             13      15
                                                      ----               ---          -----   -----
BALANCE, END OF THE PERIOD....................        $  1               $83          $  (6)  $(159)
                                                      ====               ===          =====   =====

     At December 31, 2005, approximately ($5) million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the six months ended December 31, 2005 did not include any gains (losses) related to foreign currency contracts used to hedge its net investments in foreign operations. The Company's consolidated statements of stockholder's equity for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, included gains (losses) of $3 million, $1 million and ($6) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income ("AOCI") are reclassified to the consolidated statements of income, while a pro rata portion is reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) RSATs to synthetically create investments; and (vi) basis swaps to better match the cash flows from assets and related liabilities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($1) million, ($10) million, ($33) million and ($96) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $40 million and $181 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended December 31, 2004 were gains (losses) of $39 million, ($3) million and $30 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $128 million and $229 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $427 million and $584 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                               DAC      VOBA      TOTAL
                                                              ------   -------   -------
                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)....................  $2,044   $   115   $ 2,159
  Capitalization............................................     583        --       583
  Less: amortization........................................     266        14       280
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)..................   2,361       101     2,462
  Capitalization............................................     810        --       810
  Less: amortization........................................     399        11       410
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................   2,772        90     2,862
  Capitalization............................................     426        --       426
  Less: amortization........................................     230         6       236
                                                              ------   -------   -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)......................   2,968        84     3,052
Effect of purchase accounting push down (See Note 1)........  (2,968)    3,406       438
                                                              ------   -------   -------
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................      --     3,490     3,490
                                                              ------   -------   -------
  Capitalization............................................     262        --       262
                                                              ------   -------   -------
  Less: amortization related to:
     Net investment gains (losses)..........................      (4)      (25)      (29)
     Unrealized investment gains (losses)...................     (32)     (103)     (135)
     Other expenses.........................................      17       198       215
                                                              ------   -------   -------
       Total amortization...................................     (19)       70        51
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................  $  281   $ 3,420   $ 3,701
                                                              ======   =======   =======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $320 million in 2006, $313 million in 2007, $296 million in 2008, $278 million in 2009 and $257 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Changes in value of distribution agreements ("VODA") and value of customer relationships acquired ("VOCRA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................       $--
Effect of purchase accounting push down (See Note 1)........        73
Amortization................................................        --
                                                                   ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................        73
Capitalization..............................................        --
Amortization................................................        (1)
                                                                   ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................       $72
                                                                   ===

     The estimated future amortization expense for the next five years of the value of distribution agreements and customer relationships acquired is $2 million in 2006, $3 million in 2007, $4 million in 2008, $4 million in 2009 and $5 million in 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 81               $50              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (81)               --               --
                                                ----               ---              ---
Balance, beginning of period............          --                50               --
Capitalization..........................          23                33               51
Amortization............................          --                (2)              (1)
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $ 23               $81              $50
                                                ====               ===              ===

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
BALANCE, BEGINNING OF PERIOD...........       $ 511               $489         $434    $368
     Less: reinsurance recoverables....        (367)              (347)        (294)   (240)
                                              -----               ----         ----    ----
  Net balance at beginning of period...         144                142          140     128
                                              -----               ----         ----    ----
  Effect of purchase accounting
     pushdown..........................          (7)                --           --      --
  Incurred related to:
     Current period....................          19                 17           22      32
     Prior period......................          (3)                (3)           4       5
                                              -----               ----         ----    ----
       Total incurred..................          16                 14           26      37
                                              -----               ----         ----    ----
  Paid related to:
     Current period....................          (1)                (1)          (1)     (1)
     Prior period......................         (13)               (11)         (23)    (24)
                                              -----               ----         ----    ----
       Total paid......................         (14)               (12)         (24)    (25)
                                              -----               ----         ----    ----
  Net balance at end of period.........         139                144          142     140
     Add: reinsurance recoverables.....         373                367          347     294
                                              -----               ----         ----    ----
BALANCE, END OF PERIOD.................       $ 512               $511         $489    $434
                                              =====               ====         ====    ====

     Claims and claim adjustment expenses associated with prior periods decreased by $3 million for both the six months ended December 31, 2005 and the six months ended June 30, 2005. Claims and claim adjustment expenses associated with prior periods increased by $4 million and $5 million for the years ended December 31, 2004 and 2003, respectively. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                                     SUCCESSOR                       PREDECESSOR
                                           ------------------------------   ------------------------------
                                                 DECEMBER 31, 2005                DECEMBER 31, 2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                (DOLLARS IN MILLIONS)
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value (general and separate
     account)............................     $ 32,772           N/A           $ 30,833           N/A
  Net amount at risk.....................     $    852(1)        N/A(2)        $  1,255(1)        N/A(2)
  Average attained age of
     contractholders.....................     60 years           N/A           59 years           N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                      SUCCESSOR                    PREDECESSOR
                                              -------------------------     -------------------------
                                                  DECEMBER 31, 2005             DECEMBER 31, 2004
                                              -------------------------     -------------------------
                                              SECONDARY       PAID UP       SECONDARY       PAID UP
                                              GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                              ----------     ----------     ----------     ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate
  account)..................................   $  1,944         N/A          $  1,239         N/A
Net amount at risk..........................   $ 25,795(1)      N/A(1)       $ 15,182(1)      N/A(1)
Average attained age of policyholders.......   57 years         N/A          57 years         N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $3 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $6 million, $5 million and $2 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
Mutual Fund Groupings                                             (IN MILLIONS)
Equity..............................................       $19,969             $17,611
Bond................................................         2,434               2,183
Balanced............................................         2,899               3,250
Money Market........................................           654                 681
Specialty...........................................           621                 649
                                                           -------             -------
  TOTAL.............................................       $26,577             $24,374
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $30,295 million and $28,703 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million and $2,039 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.5% and 4% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $232 million, $203 million, $375 million and $300 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program, and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $78 billion and $74 billion at December 31, 2005 and 2004, respectively. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. Total variable annuity account balances with GMDB riders were $32.8 billion, of which $12.0 billion, or 36%, was reinsured, and $26.7 billion, of which $12.0 billion, or 45%, was reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When the benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totaled $0.9 billion, of which $0.8 billion, or 89%, is reinsured and $1.3 billion, of which $1.1 billion, or 85%, is reinsured at December 31, 2005 and 2004, respectively.

     TIC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers.

     Effective July 1, 2000, the Company reinsured 90% of its individual long-term care insurance business with General Electric Capital Assurance Company ("GECAC") and its subsidiary in the form of indemnity reinsurance agreements. Written premiums ceded per these agreements were $122 million and $111 million for the six months ended December 31, 2005 and June 30, 2005, respectively. Earned premiums ceded were $119 million and $112 million for the six months ended December 31, and June 30, 2005, respectively. Total written premiums ceded were $224 million and $227 million for the years ending December 31, 2004 and 2003, respectively.

     In accordance with the terms of the reinsurance agreement, GECAC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, TIC entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from TIC to CIHC. Under the terms of this agreement, any gains or losses remaining after the terms of the indemnity reinsurance agreement are satisfied, are reimbursable from CIHC for losses, or payable to CIHC for gains. TIC does however retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed by TIC as a pure captive insurer in order to permit TIC and TLAC to cede 100% of its risk associated with the secondary death benefit guarantee rider on certain universal life contracts. TIC dividended TLARC's stock to CIHC in late 2004. As part of the Acquisition, TLARC became a direct subsidiary of MetLife. See Notes 11 and 16.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                          SUCCESSOR                  PREDECESSOR
                                      -----------------   ----------------------------------
                                      SIX MONTHS ENDED    SIX MONTHS ENDED     YEARS ENDED
                                        DECEMBER 31,          JUNE 30,        DECEMBER 31,
                                      -----------------   ----------------   ---------------
                                            2005                2005          2004     2003
                                      -----------------   ----------------   ------   ------
                                                          (IN MILLIONS)
Direct premiums earned..............        $ 381              $ 466         $1,191   $1,376
Reinsurance ceded...................         (159)              (141)          (280)    (294)
                                            -----              -----         ------   ------
Net premiums earned.................        $ 222              $ 325         $  911   $1,082
                                            =====              =====         ======   ======
Reinsurance recoverables netted
  against policyholder benefits.....        $ 521              $ 264         $  475   $  416
                                            =====              =====         ======   ======

     Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $4,283 million and $3,884 million at December 31, 2005 and 2004, respectively, including $2,772 million and $1,904 million at December 31, 2005 and 2004, respectively, relating to runoff of long-term care business and $1,356 million and $1,489 million at December 31, 2005 and 2004, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance premiums and ceded commissions payable included in other liabilities were $49 million and $48 million at December 31, 2005 and 2004, respectively.

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $58                $197         $368    $179
  Foreign..............................         --                   1            1       3
                                               ---                ----         ----    ----
                                                58                 198          369     182
                                               ---                ----         ----    ----
Deferred:
  Federal..............................         40                   7           (8)     58
                                               ---                ----         ----    ----
Provision for income taxes.............        $98                $205         $361    $240
                                               ===                ====         ====    ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $119               $259         $473    $405
Tax effect of:
  Tax exempt investment income.........         (20)               (46)         (86)    (84)
  Tax reserve release..................          --                 --          (23)    (79)
  Other, net...........................          (1)                (8)          (3)     (2)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 98               $205         $361    $240
                                               ====               ====         ====    ====

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................       $2,141              $   756
  Operating lease reserves..........................           13                   47
  Employee benefits.................................            3                  169
  Net unrealized investment losses..................          200                   --
  Capital loss carryforwards........................           92                   --
  Other.............................................           20                  114
                                                           ------              -------
  Total.............................................        2,469                1,086
                                                           ------              -------
Deferred income tax liabilities:
  DAC and VOBA......................................       (1,174)                (785)
  Net unrealized investment gains...................           --                 (763)
  Investments, net..................................          (12)                (832)
  Other.............................................           --                  (77)
                                                           ------              -------
  Total.............................................       (1,186)              (2,457)
                                                           ------              -------
Net deferred income tax asset (liability)...........       $1,283              $(1,371)
                                                           ======              =======

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax asset will be realized.

     Capital loss carryforwards amount to $263 million at December 31, 2005 and will expire in 2010.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its subsidiary, TLAC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company and its subsidiaries filed a consolidated federal income tax return with Citigroup and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement"). Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TIC had $305 million payable to Citigroup at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $932 million. If the entire policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of approximately $326 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. TLAC and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of TIC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and the NASD are also reviewing this matter. Tower Square intends to fully cooperate with the SEC, the NASD and the Connecticut Department of Banking. In the context of the above, two arbitration matters were commenced in 2005 against Tower Square. In one of the matters, defendants include other unaffiliated broker-dealers with whom the registered representative was formerly registered. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to defend itself vigorously in all such cases.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies, in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $16 million, and a related asset for premium tax offsets of $9 million, at December 31, 2005, for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space. Future sublease income is projected to be insignificant. Future minimum gross rental payments are as follows:

                                                                   GROSS
                                                              RENTAL PAYMENTS
                                                              ---------------
                                                               (IN MILLIONS)
2006........................................................        $17
2007........................................................        $17
2008........................................................        $16
2009........................................................        $10
2010........................................................        $ 8
Thereafter..................................................        $ 8

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $715 million and $389 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $339 million and $213 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  OTHER COMMITMENTS

     TIC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's balance sheets. TIC has also entered into several funding agreements with the FHLB of Boston whereby TIC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on TIC's residential mortgages and mortgage-backed securities to collateralize TIC's obligations under the funding agreements. TIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien, provide that upon any event of default by TIC, the FHLB of Boston's recovery is limited to the amount of TIC's liability under the outstanding funding agreements. The amount of the Company's liability for funding agreements with the FHLB of Boston as of December 31, 2005 is $1.1 billion, which is included in policyholder account balances.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII") (formerly Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in-force under this guarantee at December 31, 2005 is $447 million. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $149 million at December 31, 2005. The credit default swaps expire at various times during the next three years.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was $14 million, $28 million and $28 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  RESTRUCTURING TRANSACTIONS

     As described in Note 1, on July 1, 2005, MetLife acquired the Company from Citigroup. Prior to the Acquisition, certain restructuring transactions were required pursuant to the Acquisition Agreement. All restructuring transactions have been recorded at their historical basis. The following transfers to CIHC occurred on June 30, 2005:

          1. All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet LLC;

          2. All TIC's shares of Citigroup Series YYY and YY preferred stock, and all dividends with respect thereto;

          3. All TIC's shares of American Financial Life Insurance Company stock;

          4. All TIC's shares of Primerica stock (See Note 14);

          5. All TIC's obligations in the amount of $105 million, the related deferred income tax assets of $37 million and cash in the amount of $68 million associated with the Connecticut River Plaza lease;

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          6. All owned intellectual property and all trademarks used in connection with products offered only by or through the Company. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and any trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

          7. All TIC's net obligations in the amount of $443 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $191 million in cash, and other assets, including a deferred income tax asset, totaling $252 million;

          8. All TIC's obligations and rights related to future gains and losses under all policies providing long-term care benefits;

          9. All tax liabilities for potential audit liabilities for federal and state income taxes and other taxes of approximately $78 million with respect to pre-Acquisition tax periods as the Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the closing date.

     The Connecticut Insurance Department (the "Department") approved the special dividend of all TIC's ownership interests and obligations as included in items 1 through 6, 8 and 9 as set forth above. Restructuring transaction item 7, as set forth above, was accounted for as an asset/liability transfer, and did not require approval from the Department. The consolidated financial statements of the Company include the results of operations related to the aforementioned restructuring transactions through the date of distribution, other than Primerica which has been reported as discontinued operations.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TIC and TLAC are each permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of
(i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TIC and TLAC will each be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. TIC paid cash dividends to its former parent, CIHC, of $675 million in 2005, $773 million in 2004 and $545 million in 2003. A portion of the cash dividend paid in 2005 was considered an extraordinary dividend and was approved by the Department. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TIC and TLAC through June 30, 2007 require prior approval of the Commissioner. TIC and TLAC have not paid any dividends since the Acquisition Date.

     On December 15, 2004, the Company dividended all of the issued and outstanding shares of TLARC to CIHC. TLARC was valued at $250,000 and was considered to be an ordinary dividend. At Acquisition, TLARC was sold by Citigroup to MetLife.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 1, in connection with the Acquisition Agreement, several restructuring transactions requiring regulatory approval were completed prior to the sale. TIC received regulatory approval from the Commissioner to complete the restructuring transactions via dividend, and to pay its dividends.

     In connection with the restructuring transactions as discussed in Note 10, the Company's additional paid-in capital ("APIC"), retained earnings and accumulated other comprehensive income were impacted as follows:

                                                                   PREDECESSOR
                                                            --------------------------
                                                                  JUNE 30, 2005
                                                            --------------------------
                                                                      RETAINED
                                                             APIC     EARNINGS   AOCI
                                                            -------   --------   -----
                                                                  (IN MILLIONS)
RESTRUCTURING TRANSACTIONS
Keeper Holdings LLC.......................................  $    (8)  $   (26)   $  --
Citigroup Series YYY preferred stock......................   (2,225)       --       --
Citigroup Series YY preferred stock.......................     (596)       --       --
Stock of American Financial Life Insurance Company........     (218)      210       --
Stock of Primerica Life Insurance Company.................   (1,100)   (3,150)    (166)
Deferred tax liabilities YYY and YY preferred stock.......      974        --       --
Tax Liabilities...........................................       78        --       --
                                                            -------   -------    -----
  Total impact............................................  $(3,095)  $(2,966)   $(166)
                                                            =======   =======    =====

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TIC and TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TIC and TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant assets not admitted by TIC and TLAC are net deferred tax assets resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of TIC, a Connecticut domiciled insurer, was $1,080 million, $975 million and $935 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $4,081 million and $7,886 million at December 31, 2005 and 2004, respectively.

     Statutory net income (loss) of TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                 SUCCESSOR                  PREDECESSOR
                                              ----------------   ---------------------------------
                                              SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                              ----------------   ----------------   --------------
                                                    2005               2005         2004     2003
                                              ----------------   ----------------   -----   ------
                                                                 (IN MILLIONS)
Holding (losses) gains on investments
  arising during the period.................      $  (517)            $ 125         $ 418   $1,412
Income tax effect of holding gains
  (losses)..................................          181               (47)         (149)    (482)
                                                  -------             -----         -----   ------
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current period income...............         (270)              (53)           (2)      18
  Amortization of premiums and accretion of
     discounts associated with
     investments............................           81               (29)          (49)     (62)
  Income tax effect of reclassification
     adjustments............................           66                29            18       16
                                                  -------             -----         -----   ------
       Total reclassification adjustments...         (123)              (53)          (33)     (28)
Allocation of holding losses on investments
  relating to other policyholder amounts....          135                --            --       --
Income tax effect of allocation of holding
  loss......................................          (47)               --            --       --
Unrealized investment gains (losses) of
  subsidiary at date of restructuring.......           --              (166)           --       --
                                                  -------             -----         -----   ------
Net unrealized investment gains (losses)....         (371)             (141)          236      902
Foreign currency translation adjustments
  arising during the period.................            2                --             1        4
Effect of transfer of Primerica ............           --               166            --       --
                                                  -------             -----         -----   ------
       Other comprehensive income
          (losses)..........................      $  (369)            $  25         $ 237   $  906
                                                  =======             =====         =====   ======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  86              $  72         $ 143   $ 121
Commissions..........................         236                309           606     465
Amortization of DAC and VOBA.........         186                236           410     280
Capitalization of DAC................        (262)              (426)         (810)   (583)
Rent, net of sublease income.........           7                  3            12      11
Minority interest....................           1                 --            --      --
Other................................         129                246           401     263
                                            -----              -----         -----   -----
  Total other expenses...............       $ 383              $ 440         $ 762   $ 557
                                            =====              =====         =====   =====

13.  BUSINESS SEGMENT INFORMATION

     Historically, the Company was organized into two operating segments, Travelers Life and Annuity ("TL&A") and Primerica. On June 30, 2005, in anticipation of the Acquisition, all of the Company's interests in Primerica were distributed via dividend to CIHC. See Notes 10 and 14. As a result, at June 30, 2005, the operations of Primerica were reclassified into discontinued operations and the segment was eliminated, leaving a single operating segment, TL&A.

     On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Institutional and Individual, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. The Institutional segment includes group life insurance and retirement & savings products and services. The Individual segment includes a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments and run-off businesses, as well as expenses associated with certain legal proceedings. Corporate & Other also includes the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates capital to each segment based upon an internal capital allocation system used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and adjustments related to net investment gains (losses), net of income taxes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003. Segment results for periods prior to the Acquisition Date have been restated to reflect segment results in conformity with MetLife's segment presentation. The revised presentation conforms to the manner in which the Company manages and assesses its business. While the prior period presentations have been prepared using the classification of products in conformity with MetLife's segment presentation, they do not reflect the segment results using MetLife's method of capital allocation which allocates capital to each segment based upon an internal capital allocation system as described in the preceding paragraph. In periods prior to the Acquisition Date, earnings on capital were allocated to segments based upon a statutory risk based capital allocation method which resulted in less capital being allocated to the segments and more being retained at Corporate & Other. As it was impracticable to retroactively reflect the impact of applying MetLife's economic capital model on periods prior to the Acquisition Date, they were not restated for this change.

                                                                        SUCCESSOR
                                                    --------------------------------------------------
AS OF OR FOR THE SIX MONTHS ENDED                                                CORPORATE &
DECEMBER 31, 2005                                   INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------------                   -------------   ----------   -----------   -------
                                                                      (IN MILLIONS)
Premiums..........................................     $   116       $    93       $    13     $   222
Universal life and investment-type product policy
  fees............................................          17           425            --         442
Net investment income.............................         711           381           124       1,216
Other revenues....................................          10            45             2          57
Net investment gains (losses).....................         (87)          (99)           (2)       (188)
Policyholder benefits and claims..................         324           177            22         523
Interest credited to policyholder account
  balances........................................         303           201            --         504
Other expenses....................................          30           367           (14)        383
Income from continuing operations before provision
  for income taxes................................         111            99           129         339
Net income........................................          73            86            82         241
Total assets......................................      36,751        52,048        10,672      99,471
DAC and VOBA......................................         161         3,540            --       3,701
Goodwill..........................................         305           159           392         856
Separate account assets...........................       3,177        28,061            --      31,238
Policyholder liabilities..........................      28,340        18,705         4,305      51,350
Separate account liabilities......................       3,177        28,061            --      31,238

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     --------------------------------------------------
FOR THE SIX MONTHS ENDED                                                          CORPORATE &
JUNE 30, 2005                                        INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------                             -------------   ----------   -----------   -------
                                                                       (IN MILLIONS)
Premiums...........................................     $   206       $   102       $   17      $   325
Universal life and investment-type product policy
  fees.............................................          33           373           --          406
Net investment income..............................         778           547          283        1,608
Other revenues.....................................          (1)           66           48          113
Net investment gains (losses)......................         (10)           (3)          39           26
Policyholder benefits and claims...................         448           131           20          599
Interest credited to policyholder account
  balances.........................................         380           318           --          698
Other expenses.....................................          20           392           28          440
Income from continuing operations before provision
  for income taxes.................................         158           244          339          741
Income from discontinued operations, net of income
  taxes............................................          --            --          240          240
Net income.........................................         103           173          500          776

                                                                       PREDECESSOR
                                                   ---------------------------------------------------
AS OF OR FOR THE YEAR ENDED                                                     CORPORATE &
DECEMBER 31, 2004                                  INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------                        -------------   ----------   -----------   --------
                                                                      (IN MILLIONS)
Premiums.........................................     $   719       $   158       $    34     $    911
Universal life and investment-type product policy
  fees...........................................          73           617            --          690
Net investment income............................       1,443         1,027           542        3,012
Other revenues...................................           5           118            84          207
Net investment gains (losses)....................         (19)           24             4            9
Policyholder benefits and claims.................       1,190           182            39        1,411
Interest credited to policyholder account
  balances.......................................         688           617            --        1,305
Other expenses...................................          40           656            66          762
Income from continuing operations before
  provision for income taxes.....................         303           489           559        1,351
Income from discontinued operations, net of
  income taxes...................................          --            --           491          491
Net income.......................................         197           370           914        1,481
Total assets.....................................      32,837        48,343        24,663      105,843
DAC and VOBA.....................................         222         2,627            13        2,862
Goodwill.........................................          --           101            95          196
Separate account assets..........................       3,509        27,233            --       30,742
Policyholder liabilities.........................      26,809        16,506         3,718       47,033
Separate account liabilities.....................       3,509        27,233            --       30,742

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     -------------------------------------------------
FOR THE YEAR ENDED                                                                CORPORATE &
DECEMBER 31, 2003                                    INSTITUTIONAL   INDIVIDUAL      OTHER      TOTAL
------------------                                   -------------   ----------   -----------   ------
                                                                       (IN MILLIONS)
Premiums...........................................     $  921          $126         $ 35       $1,082
Universal life and investment-type product policy
  fees.............................................         69           462           --          531
Net investment income..............................      1,268           950          525        2,743
Other revenues.....................................         --            74           69          143
Net investment gains (losses)......................         (6)          (34)          72           32
Policyholder benefits and claims...................      1,368           153           47        1,568
Interest credited to policyholder account
  balances.........................................        650           598           --        1,248
Other expenses.....................................         41           456           60          557
Income from continuing operations before provision
  for income taxes.................................        193           371          594        1,158
Income from discontinued operations, net of income
  taxes............................................         --            --          440          440
Net income.........................................        126           306          926        1,358

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Substantially all of the Company's revenues originated in the United States.

14.  DISCONTINUED OPERATIONS

     As described in Note 1, and in accordance with the Acquisition Agreement, Primerica, a former operating segment of the Company, was distributed in the form of a dividend to CIHC on June 30, 2005.

     In accordance with SFAS No. 144 the distribution of Primerica by dividend to CIHC qualifies as a disposal by means other than a sale. As such, Primerica was treated as continuing operations until the date of disposal and, upon the date of disposal, the results from the operations were reclassified as discontinued operations for all periods presented.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes Primerica's financial information:

                                                                 PREDECESSOR
                                                      ----------------------------------
                                                      SIX MONTHS ENDED     YEARS ENDED
                                                          JUNE 30,        DECEMBER 31,
                                                      ----------------   ---------------
                                                            2005          2004     2003
                                                      ----------------   ------   ------
                                                                (IN MILLIONS)
Revenues from discontinued operations...............        $900         $1,770   $1,660
Expenses from discontinued operations...............         539          1,038      989
                                                            ----         ------   ------
Income from discontinued operations before provision
  for income taxes..................................         361            732      671
Provision for income taxes..........................         121            241      231
                                                            ----         ------   ------
  Income from discontinued operations, net of income
     taxes..........................................        $240         $  491   $  440
                                                            ====         ======   ======

     The following is a summary of Primerica's assets and liabilities at:

                                                                PREDECESSOR
                                                               -------------
                                                               DECEMBER 31,
                                                                   2004
                                                               -------------
                                                               (IN MILLIONS)
ASSETS
Investments.................................................      $ 5,891
Cash and cash equivalents...................................           31
Premiums and other receivables..............................          844
Deferred policy acquisition costs...........................        2,177
Other assets................................................          492
Separate account assets.....................................          584
                                                                  -------
Total assets held-for-sale..................................      $10,019
                                                                  =======

LIABILITIES
Future policy benefits......................................      $ 3,545
Deferred income taxes payable...............................          849
Other liabilities...........................................          767
Separate account liabilities................................          584
                                                                  -------
Total liabilities held-for-sale.............................      $ 5,745
                                                                  =======

     Primerica Financial Services, Inc. ("PFS"), a former affiliate, was a distributor of products for the Company. PFS or its affiliates sold $473 million, $983 million and $714 million of individual annuities for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to PFS were $19 million, $75 million and $58 million for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively.

     Included in investments above is a $391 million investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2005                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $48,162     $ 48,162
  Trading securities........................................             $   452     $    452
  Equity securities.........................................             $   421     $    421
  Mortgage and consumer loans...............................             $ 2,094     $  2,087
  Policy loans..............................................             $   881     $    881
  Short-term investments....................................             $ 1,486     $  1,486
  Cash and cash equivalents.................................             $   521     $    521
  Mortgage loan commitments.................................    $339     $    --     $     (2)
  Commitments to fund partnership investments...............    $715     $    --     $     --
Liabilities:
  Policyholder account balances.............................             $28,851     $ 27,795
  Payables for collateral under securities loaned and other
     transactions...........................................             $ 8,750     $  8,750

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2004                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $ 42,621    $ 42,621
  Trading securities........................................             $  1,346    $  1,346
  Equity securities.........................................             $    374    $    374
  Mortgage and consumer loans...............................             $  2,124    $  2,197
  Policy loans..............................................             $  1,084    $  1,084
  Short-term investments....................................             $  3,502    $  3,502
  Cash and cash equivalents.................................             $    215    $    215
  Mortgage loan commitments.................................    $213     $     --    $     --
  Commitments to fund partnership investments...............    $389     $     --    $     --
Liabilities:
  Policyholder account balances.............................             $ 29,601    $ 29,769
  Payables for collateral under securities loaned and other
     transactions...........................................             $  2,215    $  2,215

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     During 1995, Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, acquired 100% of the group life business of TIC. The Company's consolidated balance sheet includes a reinsurance receivable related to this business of $387 million at December 31, 2005 and $409 million at December 31, 2004. Ceded premiums related to this business were $1 million for both the six

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

months ended December 31, 2005 and June 30, 2005. Ceded benefits related to this business were $11 million and $13 million, for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In December 2004, TIC and TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $48 million. Fees associated with this contract, included within other expenses, were $1 million and $40 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TIC's and TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate. Reinsurance recoverables, under these agreements with RGA, were $47 million and $30 million at December 31, 2005 and 2004, respectively. Ceded premiums earned, universal life fees and benefits incurred were $4 million, $34 million and $54 million, respectively, for the six months ended December 31, 2005 and $5 million, $18 million and $28 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, the Company had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of ($1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, the Company sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid Citigroup and its subsidiaries $22 million, $41 million and $55 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively, for these services.

     The Company has received reimbursements from Citigroup and its former affiliates related to the Company's increased benefit and lease expenses after the spin-off of Travelers Property and Casualty, a former affiliate of the Company and Citigroup. These reimbursements totaled $8 million, $27 million and $34 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     At December 31, 2004, the Company maintained a short-term investment pool in which its insurance affiliates participated. The position of each company participating in the pool is calculated and adjusted daily. The Company's pool amounted to $3.3 billion at December 31, 2004.

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets, Inc., of $342 million for the year ended December 31, 2004.

     Included in other invested assets was a $2.8 billion investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost. Dividends received on these investments were $84 million and $203 million for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. The dividends received in 2005 were subsequently distributed back to Citigroup as part of the restructuring transactions prior to the Acquisition. See Note 10.

     The Company had investments in an affiliated joint venture, Tishman Speyer, of $93 million at December 31, 2004. Income of $99 million, $54 million and $19 million was earned on these investments for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the ordinary course of business, the Company purchased and sold securities through affiliated broker-dealers, including Smith Barney. These transactions were conducted on an arm's-length basis. Amounts due to Smith Barney were $364 million at December 31, 2004. The Company marketed deferred annuity products and life insurance through its affiliate, Smith Barney. Annuity products related to these products were $345 million, $877 million $835 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Life premiums were $55 million, $138 million and $115 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to Smith Barney were $33 million, $72 million and $70 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. The Company also marketed individual annuity and life insurance through its affiliated broker-dealers. Deposits received from affiliated broker-dealers were $1.1 billion, $2.0 billion and $1.8 billion in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to affiliated broker-dealers were $45 million, $90 million and $83 million in the six months ended June 30, 2005 and in 2004 and 2003, respectively.

17.  SUBSEQUENT EVENT

     On February 14, 2006, TIC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Insurance Company (the "Charter Amendment"). The Charter Amendment changes the name of TIC to "MetLife Insurance Company of Connecticut" and is effective on May 1, 2006.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005

                                 (IN MILLIONS)

                                                                        SUCCESSOR
                                                     -----------------------------------------------
                                                                                        AMOUNT AT
                                                          COST OR        ESTIMATED    WHICH SHOWN ON
                                                     AMORTIZED COST(1)   FAIR VALUE   BALANCE SHEET
                                                     -----------------   ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities...............       $ 6,153         $ 6,112        $ 6,112
     State and political subdivision securities....           632             607            607
     Foreign government securities.................           472             487            487
     Public utilities..............................         2,590           2,546          2,546
     Convertibles and bonds with warrants
       attached....................................             1               1              1
     All other corporate bonds.....................        19,520          19,107         19,107
  Residential and commercial mortgage-backed, and
     other asset-backed securities.................        19,443          19,266         19,266
  Redeemable and preferred stock...................            37              36             36
                                                          -------         -------        -------
     Total fixed maturities........................        48,848         $48,162         48,162
                                                          -------         =======        -------
Trading Securities.................................           457         $   452            452
                                                                          =======
Equity Securities:
  Common stocks:
     Banks, trust and insurance companies..........             1               1              1
     Industrial, miscellaneous and all other.......            96              97             97
  Non-redeemable preferred stocks..................           327             323            323
                                                          -------         -------        -------
     Total equity securities.......................           424         $   421            421
                                                          -------         =======        -------
Mortgage and consumer loans........................         2,094                          2,094
Policy loans.......................................           881                            881
Real estate and real estate joint ventures.........            96                             96
Other limited partnership interests................         1,248                          1,248
Short-term investments.............................         1,486                          1,486
Other invested assets..............................         1,029                          1,029
                                                          -------                        -------
     Total investments.............................       $56,563                        $55,869
                                                          =======                        =======

---------------

(1) The Company's trading securities portfolio is mainly comprised of fixed maturities. Cost for fixed maturities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND DECEMBER 31, 2004 (PREDECESSOR)

                                 (IN MILLIONS)

                                                   DAC        FUTURE POLICY      POLICYHOLDER
                                                   AND     BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                            VOBA    POLICYHOLDER FUNDS      BALANCES     REVENUE (1)
-------                                           ------   -------------------   ------------   -----------
AS OF DECEMBER 31, 2005 (SUCCESSOR)
Institutional...................................  $  161         $11,880           $16,460         $  1
Individual......................................   3,540           2,179            16,526           21
Corporate & Other...............................      --           4,305                --           --
                                                  ------         -------           -------         ----
                                                  $3,701         $18,364           $32,986         $ 22
                                                  ======         =======           =======         ====

AS OF DECEMBER 31, 2004 (PREDECESSOR)
Institutional...................................  $  222         $ 8,011           $18,798         $ 17
Individual......................................   2,627           1,549            14,957          206
Corporate & Other...............................      13           3,718                --           --
                                                  ------         -------           -------         ----
                                                  $2,862         $13,278           $33,755         $223
                                                  ======         =======           =======         ====

---------------

(1) Amounts are included in other policyholder funds column for successor and in other liabilities for predecessor.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR)
                        AND JUNE 30, 2005 (PREDECESSOR)
          AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)

                                 (IN MILLIONS)

                            PREMIUM                  POLICYHOLDER   AMORTIZATION OF
                            REVENUES       NET       BENEFITS AND    DAC AND VOBA       OTHER         PREMIUMS
                           AND POLICY   INVESTMENT     INTEREST       CHARGED TO      OPERATING       WRITTEN
SEGMENT                       FEES        INCOME       CREDITED     OTHER EXPENSES    EXPENSES    (EXCLUDING LIFE)
-------                    ----------   ----------   ------------   ---------------   ---------   ----------------
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2005 (SUCCESSOR)
Institutional............    $  133       $  711        $  627           $  1           $ 29            $ --
Individual...............       518          381           378            185            182              --
Corporate & Other........        13          124            22             --            (14)             --
                             ------       ------        ------           ----           ----            ----
                             $  664       $1,216        $1,027           $186           $197            $ --
                             ======       ======        ======           ====           ====            ====
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Institutional............    $  239       $  778        $  828           $  4           $ 16            $206
Individual...............       475          547           449            231            162              62
Corporate & Other........        17          283            20              1             27              17
                             ------       ------        ------           ----           ----            ----
                             $  731       $1,608        $1,297           $236           $205            $285
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Institutional............    $  792       $1,443        $1,878           $  7           $ 33            $719
Individual...............       775        1,027           799            401            255              72
Corporate & Other........        34          542            39              2             64              34
                             ------       ------        ------           ----           ----            ----
                             $1,601       $3,012        $2,716           $410           $352            $825
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Institutional............    $  990       $1,268        $2,018           $ 12           $ 29            $921
Individual...............       588          950           751            266            190              25
Corporate & Other........        35          525            47              2             58              35
                             ------       ------        ------           ----           ----            ----
                             $1,613       $2,743        $2,816           $280           $277            $981
                             ======       ======        ======           ====           ====            ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
         AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED
                      DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                % AMOUNT
                                                        GROSS                           NET     ASSUMED
                                                        AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                       --------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED
  DECEMBER 31, 2005 (SUCCESSOR)
Life insurance in-force..............................  $109,333   $78,438   $   --    $30,895      --%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    237   $    34   $   --    $   203      --%
  Accident and health................................       144       125       --         19      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    381   $   159   $   --    $   222      --%
                                                       ========   =======   ======    =======
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Insurance Premium:
  Life insurance.....................................  $    335   $    27   $   --    $   308      --%
  Accident and health................................       129       112       --         17      --%
  Property and casualty insurance....................         2         2       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    466   $   141   $   --    $   325      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Life insurance in-force..............................  $100,794   $73,575   $3,313    $30,532    10.9%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    927   $    51   $   --    $   876      --%
  Accident and health................................       263       228       --         35      --%
  Property and casualty insurance....................         1         1       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,191   $   280   $   --    $   911      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Life insurance in-force..............................  $ 89,443   $62,957   $3,362    $29,848    11.3%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $  1,086   $    40   $   --    $ 1,046      --%
  Accident and health................................       269       233       --         36      --%
  Property and casualty insurance....................        21        21       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,376   $   294   $   --    $ 1,082      --%
                                                       ========   =======   ======    =======

                   METLIFE INSURANCE COMPANY OF CONNECTICUT
                                 ONE CITYPLACE

                               185 ASYLUM STREET
                       HARTFORD, CONNECTICUT 06103-3415


MIC Book-38-44-
45-46-47-48-57-91                                                   May 2006